UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Filed by the Registrant

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Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Select Water Solutions, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

LETTER FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the 2024 Annual Meeting of Stockholders of Select Water Solutions, Inc. (the “Annual Meeting”) to be held on Wednesday, May 8, 2024, at 1:00 p.m. Central Standard Time, at 1233 West Loop South, Suite 600, Houston, Texas 77027.
The following Notice of Annual Meeting describes the business to be conducted at the Annual Meeting. We encourage you to review the materials and vote your shares.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE
“FOR” PROPOSALS 1, 2, 3 AND 5, AND FOR “1 YEAR” FOR PROPOSAL 4,
AS DESCRIBED IN THE PROXY STATEMENT.
The Board has fixed the close of business on March 11, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof. Attendance is limited to stockholders of the Company, their proxy holders, and our guests. Stockholders holding stock in brokerage accounts must bring a legal proxy or other evidence of share ownership as of March 11, 2024 to be admitted to the meeting.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You can ensure that your shares are represented and voted at the meeting by submitting your proxy/voting instruction over the Internet or by telephone. If you received your proxy materials by mail, you may also submit your proxy/voting instruction by mail by using the traditional proxy/voting instruction card that was included. Instructions for these convenient ways to vote are set forth on both the Notice of Internet Availability of Proxy Materials and the proxy/voting instruction card.
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You may change or revoke your proxy until it is voted. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date. To ensure your vote is counted, we encourage you to vote your shares prior to the Annual Meeting.
Thank you for your continued support of Select Water Solutions, Inc.
Sincerely,
John D. Schmitz
Chairman of the Board, President, and
Chief Executive Officer

2024 Proxy Statement	i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE AND TIME Wednesday, May 8, 2024 1:00 p.m. Central Standard Time
WHO CAN VOTE
Stockholders of record as the close of business on March 11, 2024 will be entitled to notice of, and to vote at, the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), or any postponement or adjournment thereof

LOCATION 1233 West Loop South, Suite 600 Houston, Texas 77027
VOTING ITEMS
PROPOSALS	BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1. To elect the seven director nominees named in the Proxy Statement to our Board	“FOR” each director nominee	Page 21
2. To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024	“FOR”	Page 36
3. To conduct a non-binding, advisory vote to approve Named Executive Officer compensation	“FOR”	Page 38
4. To conduct a non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation	“1 YEAR”	Page 39
5. To approve the Select Water Solutions, Inc. 2024 Equity Incentive Plan	“FOR”	Page 40
The accompanying Proxy Statement more fully describes these matters. Stockholders will also transact any other business that may be properly presented at the Annual Meeting. At this time, we have not received notice of any other matter that may be properly presented at the Annual Meeting.
Only holders of common stock of record at the close of business on March 11, 2024, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For security purposes, you may be required to present evidence of your share ownership and a valid, government-issued photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting. The use of cameras, sound recording equipment, communication devices or other similar equipment is prohibited. Packages, boxes, handbags, briefcases, and other items are subject to inspection.
Your vote is important. Please submit your proxy/voting instruction over the Internet or by telephone by following the instructions on your Notice of Internet Availability of Proxy Materials about how to view the proxy materials. If you received your proxy materials by mail, you may submit your proxy/voting instruction over the Internet or by telephone or by completing, signing,

2024 Proxy Statement	1

dating, and promptly mailing your proxy/voting instruction card that was included and for which a postage-paid return envelope was provided. If you attend the Annual Meeting, you may vote in person.
By Order of the Board of Directors,
Christina M. Ibrahim
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary
The accompanying Proxy Statement is dated March 27th, 2024 and is being furnished or mailed with the proxy card beginning on or about March 27th, 2024.
IMPORTANT NOTICE

2	Select Water Solutions

LETTER FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER	i
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT SUMMARY	5
CORPORATE GOVERNANCE	10
DIRECTOR COMPENSATION	19
PROPOSAL 1 ELECTION OF DIRECTORS	21
SUSTAINABILITY AND CORPORATE RESPONSIBILITY	29
PROPOSAL 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
PROPOSAL 3 NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	38
PROPOSAL 4 NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON- BINDING, ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	39
PROPOSAL 5 APPROVAL OF THE SELECT WATER SOLUTIONS, INC. 2024 EQUITY INCENTIVE PLAN	40
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	47
COMPENSATION DISCUSSION AND ANALYSIS	49
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	63
2023 EXECUTIVE COMPENSATION TABLES	64
PAY VERSUS PERFORMANCE	75
CEO PAY RATIO	80
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	81
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	82
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	86
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	90
MISCELLANEOUS MATTERS	96
OTHER MATTERS	97
INDEX OF FREQUENTLY REQUESTED INFORMATION
Board of Directors’ Nominees	21
Committees of the Board of Directors	16
Director Compensation	19
Director Independence	10
Executive Compensation Tables	64
Leadership Structure of the Board	10
Policies and Procedures for Review of Related Party Transactions	82
Role of Board in Risk Oversight Process	12
Sustainability and Corporate Responsibility	29

2024 Proxy Statement	3

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES

This document may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the Company’s Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and environment, social and governance (“ESG”) initiatives. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law. Any standards of measurement and performance made in reference to our ESG and other sustainability plans and goals are developing and based on assumptions that continue to evolve, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. The inclusion of information related to our ESG goals and initiatives is not an indication that such information is material under the standards of the SEC.
Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.

4	Select Water Solutions

PROXY STATEMENT SUMMARY
The Board of Directors (our “Board”) of Select Water Solutions, Inc. (which we refer to as “Select Water Solutions,” “Select Water,” “Select,” the “Company,” “we,” “our,” or “us”) is furnishing this Proxy Statement to you over the Internet or delivering this Proxy Statement to you by mail in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held on May 8, 2024, and at any adjournments or postponements thereof.
On or about March 27, 2024, we will commence mailing the Notice of Internet Availability of Proxy Materials to most of our stockholders, and we also will commence mailing to some of our stockholders, and make available electronically over the Internet to all of our stockholders: (1) the Notice of Annual Meeting of Stockholders and this Proxy Statement; and (2) our 2023 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2023 and our audited financial statements (the “Annual Report”). If you receive your proxy materials by mail, a proxy/voting instruction card will be included.
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

DATE AND TIME Wednesday, May 8, 2024 1:00 p.m. Central Standard Time	LOCATION 1233 West Loop South, Suite 600 Houston, Texas 77027	RECORD DATE March 11, 2024
VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of seven director nominees named in this Proxy Statement	“FOR” each director nominee	Page 21
PROPOSAL 2	Ratification the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024	“FOR”	Page 36
PROPOSAL 3	Non-binding, advisory vote to approve Named Executive Officer compensation	“FOR”	Page 38
PROPOSAL 4	Non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation	“1 YEAR”	Page 39
PROPOSAL 5	Approval of the Select Water Solutions, Inc. 2024 Equity Incentive Plan	“FOR”	Page 40

2024 Proxy Statement	5

HOW TO VOTE

INTERNET
Visit
www.proxyvote.com
Available until 11:59 p.m. Eastern time on May 7, 2024. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.

TELEPHONE
Call 1-800-690-6903
Available until 11:59 p.m. Eastern time on May 7, 2024. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card.
MAIL Complete, sign and date your proxy/voting instruction card and mail in the postage-paid return envelope.	In Person If you plan to attend to vote in person, you will need to present at the meeting evidence of your share ownership and a valid, government-issued photo identification.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2024
The notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

6	Select Water Solutions

Company Overview and Business Strategy
Select Water Solutions, Inc. is a leading provider of sustainable water and chemical solutions to the energy industry in the United States (“U.S.”). We also develop, manufacture, and deliver a full suite of chemistry solutions for use in energy production operations. As a leader in the water solutions industry, we are focused on safe, environmentally responsible management of water throughout the lifecycle of a well. Additionally, we believe that responsibly managing water resources through our operations to help conserve and protect the environment in the communities in which we operate is paramount to our continued success. Our mission is to deliver operational excellence and develop sustainable water and chemistry solutions every day, with a commitment to conservation and reuse. Select’s vision is to be the recognized leader and trusted partner in sustainable water management solutions. Our services are offered through three segments: Water Services, Water Infrastructure, and Chemical Technologies.
Water Services:   Our Water Services segment consists of our services and rentals businesses, including water transfer, flowback and well testing, water sourcing, fluids hauling, water monitoring, water containment, and water network automation, primarily serving major integrated oil companies and independent oil and gas producers. Additionally, this segment includes the operations of our accommodations and rentals business.
Water Infrastructure:   Select is a valued industry partner for long-term infrastructure projects to address the water needs of oil and gas operators. Our Water Infrastructure segment provides recycling, distribution, gathering, and disposal of water. Water Infrastructure operations are provided through or enabled by a network of permanent pipeline infrastructure, semi-permanent pipeline infrastructure, water recycling facilities, water sources and storage facilities, and disposal wells.
Chemical Technologies:   Our Chemical Technologies team operates under the Select Chemistry brand, and develops, manufactures, manages logistics and provides a full suite of completion chemical products utilized in hydraulic fracturing, stimulation, cementing and related well completion processes. We manufacture and sell chemicals and provide services primarily to leading E&P operators and pressure-pumping service companies in the U.S. We also provide customized water treatment and flow assurance solutions to our customers throughout the lifecycle of a well. With an understanding of the unique needs of their customers, Select Chemistry can apply targeted research and expertise in well fluids to develop and deliver a wide range of field-ready products including friction reducers, surfactants, biocides, crosslinkers, polymers and other chemical technologies to optimize production.
Every day our employees put our core values into action to improve operational excellence, safety, and the customer experience. These core values — Accountability, Continuous Improvement, and Teamwork — are helping to align our efforts to accomplish our vision to be the recognized leader and trusted partner in sustainable water management solutions.

2024 Proxy Statement	7

Director Nominees
The following provides summary information about each director nominee.
				COMMITTEE MEMBERSHIPS
NAME AND OCCUPATION	INDEPENDENT	AGE	OTHER PUBLIC BOARDS	AC	CC	NGSC
JOHN D. SCHMITZ Chairman, President and CEO, Select Water Solutions, Inc.		63	Y
GAYLE L. BURLESON Former SVP of Business Development and Land, Concho Resources, Inc.	✓	58	Y
RICHARD A. BURNETT* President and CEO, Silver Creek Exploration	✓	50	N
LUIS FERNANDEZ-MORENO Sole Manager, Strat and Praxis, LLC	✓	62	Y
ROBIN H. FIELDER EVP, Low Carbon Strategy and Chief Sustainability Officer, Talos Energy Inc.	✓	43	N
TROY W. THACKER Managing Partner, Ara Partners	✓	51	N
DOUGLAS J. WALL Former President and CEO, Patterson-UTI Energy, Inc.	✓	71	N
AC — Audit Committee
CC — Compensation Committee
NGSC — Nominating, Governance, and Sustainability Committee
Chair

*
Lead Independent Director

Member

+
Audit Committee Financial Expert

8	Select Water Solutions

Skills & Experience
Corporate Governance Highlights
• Directors elected annually. • Lead independent director.	• Average director tenure of 4.6 years. • Director onboarding orientation program and ongoing education initiatives.	• Majority independent standing committees. • Annual Board and committee self-evaluations.

2024 Proxy Statement	9

CORPORATE GOVERNANCE
Board Composition
The number of members of our Board will be determined from time-to-time by resolution of our Board. Currently, the number of directors comprising our Board is set at seven. Our Board consists of a single class of directors, each serving one-year terms.
Director Independence
As a public company, we are subject to various requirements of Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the rules of the NYSE and the SEC. Generally, these rules require that a specified number or percentage of directors serving on the board and certain committees meet applicable standards of independence. Our Board may increase the number of directorships to ensure that our Board includes the requisite number of independent directors pursuant to Sarbanes-Oxley and rules of the NYSE and the SEC.
In evaluating director candidates, we assess whether a candidate possesses the integrity, judgment, knowledge, experience, diversity, skills, and expertise that are likely to enhance the board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the board to fulfill their duties. Our Board has determined that, with the exception of Mr. Schmitz, all of our director nominees (Gayle L. Burleson, Richard A. Burnett, Luis Fernandez-Moreno, Robin H. Fielder, Troy W. Thacker, and Douglas J. Wall) are independent under the independence standards of the NYSE. In making this determination, the Board affirmatively determined that each independent director has no material relationship with the Company. In addition, our Board previously determined that Robert V. Delaney, our former director, was independent under the independence standards of the NYSE while he served on the Board during fiscal year 2023.
Leadership Structure of the Board
The Bylaws and Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or to appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Since January 2021, Mr. Schmitz has served as our President, Chief Executive Officer, and Chairman of the Board. He facilitates communications between members of the Board and works with management in the preparation of the agenda for each Board meeting. All of our directors are encouraged to make suggestions for Board agenda items or pre-meeting materials. Mr. Burnett was appointed in March 2023 as the Lead Director, effective following our 2023 Annual Meeting of Stockholders. As Lead Director, Mr. Burnett sets the agenda for the meetings of the independent directors in executive session, presides over these meetings and provides the independent directors guidance and feedback to our management team, provides input on the design of the Board, and, when appropriate, represents the Board in communications with shareholders and other stakeholders. Mr. Burnett’s duties as Lead Director also include the following:
•
Serve, as necessary, as a liaison between the Chairman and the independent directors.

•
Review and approve information sent to the Board.

•
Review, approve and help develop the agendas and scheduling for Board and committee meetings.

•
Call, as necessary, meetings of the independent directors.

•
Be available for consultation and communication with shareholders, as appropriate.

The Board has concluded that our current leadership structure is appropriate at this time and will continue to periodically review our leadership structure and may make such changes in the future as it deems

10	Select Water Solutions

appropriate. By meeting in executive sessions on a regular basis, the independent directors have the opportunity to identify and evaluate issues facing the Company, engaging in a frank and candid dialogue without management being present. The Board believes that its programs for overseeing risk, as described under “Role of Board in Risk Oversight Process,” would be effective under a variety of board leadership frameworks. Accordingly, the Board’s risk oversight function does not significantly impact its selection of the current leadership structure.

2024 Proxy Statement	11

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole. The Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee assists the Board in fulfilling its oversight responsibilities by overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions.
BOARD
Oversees the Company’s processes for assessing and managing risk.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING, GOVERNANCE, & SUSTAINABILITY COMMITTEE

•
Reviews and discusses the Company’s practices with respect to risk assessment and risk management, significant financial risk exposures and the actions management has taken to monitor and control such risk exposures. Oversee risks from cybersecurity threats and our cybersecurity practices.

	• Oversees the assessment of the risks related to the Company’s compensation policies and programs applicable to officers, employees and directors.	• Oversees risks related to corporate governance, including ESG and succession planning regarding the CEO and members of the Board.

MANAGEMENT

Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer, and General Counsel, Chief Compliance Officer & Corporate Secretary, and other members of management monitor and implement policies for managing the Company’s risks, including those related to legal, accounting, and financial matters, and report periodically on these matters to the Board and its Committees.

12	Select Water Solutions

Identification of Director Candidates
It is the responsibility of the Nominating, Governance, and Sustainability (NG&S) Committee to identify, evaluate, and recommend to the Board the director nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on our Board that may occur between annual meetings. The NG&S Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. oilfield services company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on our Board for a sustained period. The Board and the NG&S Committee are also committed to providing investors with disclosure concerning the backgrounds, skills, and qualifications of our directors. We have found that the diversity and strength of our directors’ professional and leadership experience allows for open and robust dialog and enhances the Board’s decision-making ability.
The Board and the NG&S Committee have reflected in the charter of the NG&S Committee our commitment to consider diversity in professional experience, skills, and background; diversity in race and gender; and the optimal enhancement of the current mix of talent and experience on the Board when considering individual director candidates and future opportunities for strengthening our Board’s composition. In that regard, the NG&S Committee endeavors to achieve an overall variety and mix of diversity in such areas among our directors over time. The NG&S Committee assesses its effectiveness in this regard as part of the annual Board and committee evaluation process. The NG&S Committee believes the current members of the Board reflect diverse experience in the oil and gas industry and accounting and investment analysis fields, among other areas, as well as demonstrated leadership experience. The NG&S Committee will continue to seek opportunities to enhance this diversity and does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status.
In identifying potential director candidates, the NG&S Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers and our stockholders. In addition, the NG&S Committee from time to time will engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee. As part of the search process for each new director, the NG&S Committee seeks to include women and minorities in the pool of candidates (and instructs any search firm the Committee engages to do so). The search firm will also assist the NG&S Committee to identify candidates reflecting diversity in race, gender, and specialized experience. The NG&S Committee will treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other sources; provided, that the recommendations comply with the procedures in this Proxy Statement.

2024 Proxy Statement	13

The following describes the skills, experience, characteristics, and other criteria identified by the NG&S Committee as desirable for the Board in light of its current business:
Strategic Planning / Strategy Development	Experience defining and driving the strategic direction and growth, and managing the operations of, a business (including large organizations).
Energy Industry
Experience encompasses a career focused primarily on the energy industry and provides insight into effectively overseeing the Company’s operations, and includes operator, midstream and other OFS energy industry experience.

Business Development / Business Operations	Experience developing and implementing business plans and strategy and a deep understanding of our operations, key performance indicators and competitive environment.
Senior Executive Leadership
Experience serving as a senior executive, as well as hands-on leadership in core management areas, such as strategic and operational planning, financial reporting, compliance, risk management and leadership planning, which provides a practical understanding of how organizations like the Company function.

Accounting / Financial Reporting
Ability to monitor and assess the Company’s operating and strategic performance and to support accurate financial reporting and robust controls with relevant background and experience in debt and capital markets, corporate finance, mergers and acquisitions, accounting, and financial reporting.

Human Capital Management	Experience managing or developing a large and diverse workforce.
Risk Management
Experience managing and mitigating key risks, including cybersecurity, environmental, social and governance (“ESG”), regulatory compliance, competition, financial, brand integrity and intellectual property risks.

Public Company Governance
An understanding of corporate governance practices and trends and insights into board management, relations between the board, the CEO and senior management, agenda setting and succession planning from service on other public company boards and board committees.

Legal / Regulatory
Experience with government relations, regulatory matters or regulated industries and political affairs, which provides insight and perspective in working constructively and proactively with governments and agencies globally.

Energy Transition and Sustainability
Experience encompasses firsthand or significant supervisory experience over environmental and/or climate-related matters at a public company and strengthens the Board’s oversight of the Company’s ability to operate sustainably, including the Company’s environmental and climate-related policies, initiatives, risks and reporting.

14	Select Water Solutions

The following chart shows how these skills, experience, characteristics, and other criteria will be represented on the Board following the Annual Meeting, if each director nominee is elected. This chart is not intended to be an exhaustive list for each director nominee, but instead intentionally focuses on the primary skillsets each director nominee contributes. Information populated in this chart has been derived from director nominee’s responses to their most recently completed director and officer questionnaire and existing public disclosures.
	John D. Schmitz	Gayle L. Burleson	Richard A. Burnett	Robin H. Fielder	Luis Fernandez- Moreno	Troy W. Thacker	Douglas J. Wall
Strategic Planning / Strategy Development	●	●	●	●	●	●	●
Energy Industry	●	●	●	●	●	●	●
Business Development / Business Operations	●	●		●	●
Senior Executive Leadership	●	●	●	●	●	●	●
Accounting / Financial Reporting		●	●	●		●
Human Capital Management	●			●			●
Risk Management			●		●	●
Public Company Governance	●	●	●	●	●		●
Legal / Regulatory				●		●
Energy Transition and Sustainability				●	●	●
Diversity (Gender)	M	F	M	F	M	M	M
Diversity (Race/Ethnicity)	White/ Caucasian	White/ Caucasian	White/ Caucasian	White/ Caucasian	Hispanic/ Latino	White/ Caucasian	White/ Caucasian

2024 Proxy Statement	15

Committees of the Board of Directors
We have an Audit Committee, a Compensation Committee, and a Nominating, Governance, and Sustainability Committee of our Board and may have such other committees as our Board shall determine from time to time. Each of the standing committees of our Board have the composition and responsibilities described below.
Each of these committees has a charter, which, along with our Financial Code of Ethics and Corporate Code of Business Conduct and Ethics are available under the “Corporate Governance” tab on the Investors section of our website, https://investors.selectwater.com. Stockholders may obtain printed copies of these documents, free of charge, by sending a written request to Select Water Solutions, Inc., 1233 West Loop South, Suite 1400, Houston, Texas 77027; Attn: Corporate Secretary. Information contained on or available through our website is not part of or incorporated by reference into this Proxy Statement or any other report we may file with the SEC.
AUDIT COMMITTEE
MEMBERS: Richard A. Burnett (Chair) Gayle L. Burleson Robin H. Fielder Troy W. Thacker
PRINCIPAL RESPONSIBILITIES:
The Audit Committee assists the Board in overseeing our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee assists the Board in fulfilling its oversight responsibilities regarding the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; qualifications, independence, and performance of the independent registered public accounting firm; and the effectiveness and performance of the Company’s internal audit function. The Audit Committee annually prepares an Audit Committee Report and publishes the report in our annual meeting proxy statement, in accordance with applicable rules and regulations.
Our Board has affirmatively determined that each of Mses. Burleson and Fielder and Messrs. Burnett and Thacker meets the definition of “independent director” for purposes of the applicable stock exchange rules and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board has also determined that each of Messrs. Burnett and Thacker qualifies as an “audit committee financial expert” as defined by SEC rules. Each of Mses. Burleson and Fielder and Messrs. Burnett and Thacker has been determined by our Board to be financially literate and to have accounting or related financial management expertise. For more information about the responsibilities of the Audit Committee, please see “Report of the Audit Committee of the Board of Directors.”

16	Select Water Solutions

COMPENSATION COMMITTEE
MEMBERS: Gayle L. Burleson (Chair) Luis Fernandez-Moreno Douglas J. Wall
PRINCIPAL RESPONSIBILITIES:
Responsibilities of the Compensation Committee, include among other duties, the responsibility to:
•
periodically review the compensation, employee benefit plans and benefits paid to, or provided for, executive officers of the Company;

•
approve the annual salaries, annual performance-based compensation, including cash incentives and share-based awards paid to the Company’s executive officers;

•
periodically review and recommend to the full Board total compensation for each non-employee director for services as a member of our Board and its committees; and

•
exercise oversight of all matters of executive compensation policy.

The Compensation Committee also oversees the Company’s human capital management, to assist in the identification, development, and retention of superior talent. The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to sub-committees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of our Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine. The Compensation Committee will consult with the Company’s Chief Executive Officer when evaluating the performance of, and setting the compensation for, the Company’s executive officers other than the Chief Executive Officer.
The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer, or executive officer compensation, including employment contracts and change in control provisions. The Compensation Committee has sole authority to approve the consultant’s fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants. For more information, please see “Compensation Discussion and Analysis.”
Our Board has affirmatively determined that each of Ms. Burleson and Messrs. Fernandez-Moreno and Wall meets the definition of “independent director” in accordance with NYSE listing standards, including the heightened independence requirements applicable to compensation committee members. Each of Ms. Burleson and Messrs. Fernandez-Moreno and Wall qualifies as a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act. In addition, our Board affirmatively determined that Mr. Delaney met the definition of “independent director” in accordance with NYSE listing standards, including the heightened independence requirements applicable to compensation committee members and qualified as a “non-employee director” within the meaning of Rule 16b-3(b)(3), during the time he served on the committee during fiscal 2023.

2024 Proxy Statement	17

NOMINATING, GOVERNANCE, AND SUSTAINABILITY COMMITTEE
MEMBERS: Douglas J. Wall (Chair) Luis Fernandez-Moreno Robin H. Fielder
PRINCIPAL RESPONSIBILITIES:
The Nominating, Governance, and Sustainability Committee assists our Board in identifying, evaluating, and recommending potential qualified nominees to serve as members of our Board, recommending committee members and structure, and advising our Board about corporate governance processes and practices. Additionally, the Nominating, Governance, and Sustainability Committee assists in advising our Board with support for Select’s sustainability efforts and providing oversight of our environmental, social, and governance (“ESG”) initiatives, as discussed below.
Our Board has affirmatively determined that each of Ms. Fielder and Messrs. Fernandez-Moreno and Wall meets the definition of “independent director” in accordance with NYSE listing standards.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance
During 2023, the Board met five times, the Audit Committee met four times, the Compensation Committee met four times, and the NG&S Committee met three times. Each of our directors attended at least 75% of the Board and applicable committee meetings on which that director served during year 2023. We encourage all of our directors and nominees for director to attend the Annual Meeting; however, attendance is not mandatory. All of our directors attended the 2023 Annual Meeting, and all of the directors are expected to attend the Annual Meeting this year.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) that applies to all directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to us and our officers. Any waiver or amendment of this code may be made only by our Board and will be promptly disclosed on our website within four business days following the date of the amendment or waiver. The Code of Business Conduct and Ethics is available in under the “Corporate Governance” tab of the Investors section of our website at https://investors.selectwater.com.
Corporate Governance Guidelines
The Board has adopted corporate governance guidelines (“Corporate Governance Guidelines”) in accordance with the corporate governance rules of the NYSE. The Corporate Governance Guidelines are available in under the “Corporate Governance” tab of the Investors sections of our website at https://investors.selectwater.com.

18	Select Water Solutions

Stockholder and Interested Party Communications with the Board of Directors
Should stockholders and interested parties wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at 1233 West Loop South, Suite 1400, Houston, Texas 77027. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “WTTR Stockholder — Board Communication” or “WTTR Stockholder — Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Company’s Corporate Secretary will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (i) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (ii) the communication falls within the scope of matters generally considered by the Board. If the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s Corporate Secretary may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. If requested, any questions or comments will be kept confidential to the extent reasonably possible. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.
DIRECTOR COMPENSATION
We believe that attracting and retaining qualified non-employee directors is critical to the future value of our growth and governance. Each of our non-employee directors is eligible to receive cash and equity compensation in accordance with our director compensation program. As Chief Executive Officer, Mr. Schmitz does not receive any compensation for his service on the Board.
In February 2023 the Board revised the cash retainers payable under our director compensation program for our non-employee directors to better align our non-employee director compensation with that of our peers. Effective January 1, 2023, the cash retainers payable to our non-employee directors are as follows:
•
Annual cash retainer of $70,000;

•
Supplemental retainer of $20,000 for the chair of the Audit Committee;

•
Supplemental retainer of $15,000 for the chair of the Compensation Committee;

•
Supplemental retainer of $10,000 for the chair of the NG&S Committee;

•
Supplemental retainer of $20,000 for the Lead Independent Director; and

•
Supplemental retainer of $100,000 for the Chairman of the Board.

Non-employee directors are also eligible for annual grants of restricted shares generally subject to a one-year vesting period with an aggregate value of $150,000 at the date of grant. In accordance with our director compensation program, each of our non-employee directors, other than Mr. Delaney, were granted 20,632 restricted shares on May 5, 2023 that will vest on May 5, 2024.
As discussed above under “Compensation Discussion and Analysis — Other Compensation-Related Guidelines and Policies — Stock Ownership and Retention Guidelines,” our non-employee directors are subject to certain stock ownership and retention requirements. All members of our Board are also reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their services to us. Additionally, we purchase and maintain directors’ and officers’ liability insurance for, and provide indemnification to, each member of our Board.

2024 Proxy Statement	19

2023 Director Compensation Table
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Gayle L. Burleson	$82,677	$153,502	$236,179
Richard A. Burnett	$105,960	$153,502	$259,462
Robert V. Delaney(2)	$38,886	—	$38,886
Luis Fernandez-Moreno	$72,828	$153,502	$226,330
Robin H. Fielder	$71,227	$153,502	$224,729
Troy W. Thacker	$72,828	$153,502	$226,330
Douglas J. Wall	$82,828	$153,502	$236,330

(1)
The amounts in this column reflect the aggregate grant date fair value of the restricted shares granted in 2023, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures, based on the closing price of our Class A common stock on May 5, 2023, the date of grant, of $7.31. The aggregate number of restricted shares held by certain of our non-employee directors as of December 31, 2023, other than Mr. Delaney, is 20,632, and Mr. Delaney did not hold any restricted shares as of December 31, 2023.

(2)
Mr. Delaney retired from the Board on May 4, 2023. Prior to his retirement, Mr. Delaney had assigned all rights, title and interests in the cash fees and stock awards listed in this table to Crestview Advisors, L.L.C.

20	Select Water Solutions

PROPOSAL 1
Election of Directors

The Board currently consists of seven directors. Our bylaws provide that the number of directors will be determined by the Board, and the number of directors currently is set at seven. At the recommendation of the NG&S Committee, the Board has nominated John D. Schmitz, Gayle L. Burleson, Richard A. Burnett, Luis Fernandez-Moreno, Robin H. Fielder, Troy W. Thacker, and Douglas J. Wall for election as directors to serve until our 2025 Annual Meeting or until their respective successors are duly elected and qualified.
All such nominees named above have indicated a willingness to serve as directors but should any of them decline or be unable to serve, proxies may be voted for another person nominated as a substitute by the Board.
The following information is furnished with respect to each of the nominees of the Board, including information regarding their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the NG&S Committee and the Board to determine that the nominees should serve as our directors.
Biographical information for each nominee is contained in the “Board of Directors’ Nominees” section below.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of a plurality of the votes cast present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections. “Plurality” means that the individuals who receive the highest number of votes cast “FOR” are elected as directors.

Our Board recommends a vote “FOR” the election of each nominee.
Board of Directors’ Nominees
The following table provides summary information about each of the director nominees standing for election to the Board for a one-year term expiring on the date of our 2025 Annual Meeting. The nominees for director, each of whom has consented to serve, if elected, are as follows:
NAME	AGE	POSITION
John D. Schmitz	63	Chairman of the Board, President, and Chief Executive Officer
Gayle L. Burleson	58	Independent Director
Richard A. Burnett	50	Lead Independent Director
Luis Fernandez-Moreno	62	Independent Director
Robin H. Fielder	43	Independent Director
Troy W. Thacker	51	Independent Director
Douglas J. Wall	71	Independent Director

2024 Proxy Statement	21

JOHN D. SCHMITZ

COMMITTEES
•
None

OTHER PUBLIC COMPANY BOARDS
•
None

BACKGROUND
•
Appointed President and Chief Executive Officer on January 2021, and has served as Chairman of the Board since December 2019.

•
Previously served as our Executive Chairman from November 2017 until December 2019. Prior to the Company’s combination with Rockwater Energy Solutions, Inc. (“Rockwater”) in November 2017 (the “Rockwater Merger”), Mr. Schmitz served as our Chief Executive Officer and Chairman since November 2016 and served as the Chief Executive Officer and Chairman of SES Holdings, LLC (“SES Holdings”) since we were originally founded as Peak Oilfield Services, LLC and began operations in 2007.

•
Served as the North Texas Division Manager for Complete Production Services, Inc. (“Complete”) (formerly NYSE: CPX) before its sale to Superior Energy Services, Inc. (NYSE: SPN) in February 2012. Mr. Schmitz’s involvement with Complete originated when his initial oilfield services holding company, BSI Holdings, Inc., was recapitalized by SCF Partners, L.P. in 2003 and was rebranded underneath the Complete Energy Services, Inc. umbrella. Mr. Schmitz founded Brammer Supply, Inc., the predecessor to BSI Holdings, Inc., in 1983 and spent the 20 years thereafter growing the Company, both organically and through acquisitions, into an integrated wellsite service provider with over 16 locations in North and East Texas, Oklahoma and Louisiana.

•
Responsible for the founding and subsequent recapitalization of Allied Production Solutions, LP, a production surface tank equipment manufacturer, which ultimately merged into Forum Energy Technologies, Inc. (“Forum”) (NYSE: FET) in August 2010.

•
Founder and President of: (i) B-29 Family Holdings, LLC, the family office representing the business interests of Mr. Schmitz, (ii) B-29 Investments, LP, the private equity arm of Mr. Schmitz’s family office, and (iii) Sunray Capital, LP, a subsidiary of B-29 Investments, LP that contains privately held interests in various oil and gas investments. Through Mr. Schmitz’s oversight of these investment holding companies, he has been instrumental in the successful closing of numerous upstream and midstream transactions including the sales of property packages across the Barnett, Eagle Ford, and Fayetteville basins to EOG Resources, Inc., Chesapeake Energy Corporation, and XTO Energy Inc., respectively, and the sale of Cimarron Gathering, LP, a natural gas pipeline company, to Copano Energy, LLC (formerly NASDAQ: CPNO).

•
Became the Chief Executive Officer of Endurance Lift Holdings, LLC, in January 2020, which is the holding company for Bell Supply Company, LLC and Endurance Lift Solutions, LLC. Bell Supply Company is a retailer and distributor of parts and supplies for the oil and gas industry. Endurance Lift Solutions focuses on a variety of different types of artificial lift offerings.

•
Serves on the board of multiple private oil and gas companies, and currently serves as Chairman of Silver Creek Exploration.

•
As our founder, Mr. Schmitz is a main driving force behind our success to date. Mr. Schmitz has successfully grown our company through his vision, leadership skills and business judgment, and for this reason we believe Mr. Schmitz is an asset to our Board and is the appropriate person to serve as our Chairman of the Board.

22	Select Water Solutions

GAYLE L. BURLESON

COMMITTEES
•
Audit

•
Compensation (Chair)

OTHER PUBLIC COMPANY BOARDS
•
Sitio Royalties Corp.

•
Atlas Energy Solutions Inc.

BACKGROUND
•
Has served as a member of our Board since June 2021.

•
Over 30 years of experience in the oil and gas industry, primarily with exploration and production companies.

•
Held multiple leadership positions with Concho Resources, Inc. (NYSE: CXO) across 15 years, where Ms. Burleson’s most recent role was as the Senior Vice President of Business Development and Land from May 2017 to February 2021. Ms. Burleson also served as Concho’s Vice President of Business Development from October 2015 to May 2017, where she oversaw large scale acquisitions of assets and companies, and as Vice President of New Mexico from April 2012 to October 2015. Ms. Burleson also previously served as Concho’s Vice President of Corporate Engineering and Manager of Corporate Engineering.

•
Prior to joining Concho Resources in 2006, served in a number of engineering and operations positions of increasing responsibility at BTA Oil Producers, Mobil Oil Corporation, Parker & Parsley Petroleum Company, and Exxon Corporation.

•
Ms. Burleson received a B.S. in Chemical Engineering from Texas Tech University.

We believe Ms. Burleson is well-qualified to serve on our Board given her experience as an oil and gas executive in U.S. Shale development and significant board level experience.

2024 Proxy Statement	23

RICHARD A. BURNETT

COMMITTEES
•
Audit (Chair)

OTHER PUBLIC COMPANY BOARDS
•
None

BACKGROUND
•
Has served as a member of our Board since November 2016 and currently serves as the chairman of our Audit Committee and our lead independent director (the “Lead Director”).

•
Currently serves as the President and Chief Executive Officer of Silver Creek Exploration, a privately held company focused on direct investments in non-operated working interests and royalties. Previously, Mr. Burnett served in the same roles at Silver Creek Oil & Gas, LLC, beginning in November 2019.

•
Previously served as the Chief Financial Officer of Covey Park Energy, a private exploration and production company sponsored by Denham Capital, from June 2017 to October 2019.

•
Prior to joining Covey Park, served as Chief Financial Officer of Double Eagle Energy Holdings II, a U.S. onshore exploration and production partnership with Apollo Natural Resource Partners from August 2016 until its sale to Parsley Energy, Inc. during the first half of 2018. Prior to Double Eagle Energy Holdings II, Mr. Burnett served as Vice President, Chief Financial Officer and Chief Accounting Officer at EXCO Resources, Inc., a publicly traded U.S. onshore exploration and production company, from November 2013 through August 2016.

•
From 2002 to November 2013, was at KPMG LLP, an international accounting firm, serving as a Partner beginning 2007. Starting in June 2012, Mr. Burnett served as the Partner in charge of the Energy Audit Practice within the Dallas/Ft. Worth Business Unit. Prior to joining KPMG LLP in 2002, Mr. Burnett spent time at Arthur Andersen LLP and Marine Drilling Companies, Inc.

•
Mr. Burnett received a B.B.A. in Accounting from Texas Tech University.

•
Mr. Burnett served on the Board of Directors and as the Chairman of the Audit Committee for US Well Services, Inc., (NYSE: USWS) from 2018 through November 2022 and served on the board of directors for Ranger Oil Corporation (NYSE: ROCC) from to October 2021 to June 2023.

Mr. Burnett brings extensive business and financial expertise to our board from his two decades of financial management, accounting and public company expertise in the oil and gas and accounting industries. For these reasons we believe he is well-qualified to serve on our Board.

24	Select Water Solutions

LUIS FERNANDEZ-MORENO

COMMITTEES
•
Compensation

•
Nominating, Governance, and Sustainability

OTHER PUBLIC COMPANY BOARDS
•
Ingevity, Inc.

BACKGROUND
•
Has served as a member of our Board since May 2022.

•
Currently serves as sole manager of Strat and Praxis, LLC (“Strat and Praxis”), a business and management consulting firm specializing in design of corporate strategy, development of processes, and organizational design, since May 2018.

•
Prior to founding Strat and Praxis, served as Senior Vice President of Ashland Company until February 2017, with responsibilities as president of its Chemicals group since April 2015. Mr. Fernandez-Moreno previously served as president of Ashland Specialty Ingredients from 2013 to 2015, and as president of Ashland Water Technologies from 2012 to 2013. Before joining Ashland, Mr. Fernandez-Moreno was executive vice president of HTH Water Products & Wood Protection for Arch Chemicals, Inc. from 2010 to 2011.

•
Spent approximately 25 years at Rohm & Haas Company until it was acquired by Dow Chemical Company, after which he managed the newly-formed Dow Coatings Materials business until 2010.

•
Mr. Fernandez-Moreno serves as a director of Huber Engineered Materials and Hasa, Inc. and is a member of the Director’s Council at the University of Pennsylvania Museum of Archeology and Anthropology. Mr. Fernandez-Moreno previously served on the boards of Ascensus Specialties and OQ Chemicals.

•
Mr. Fernandez-Moreno received his B.S. in Chemical Engineering from Universidad Iberoamericana in Mexico City, Mexico and is a graduate from the University of Pennsylvania Wharton Management Program.

We believe Mr. Fernandez-Moreno has extensive executive experience across the chemical and water industries, as well as operational and organizational management skills which make him well-qualified to serve on our Board.

2024 Proxy Statement	25

ROBIN H. FIELDER

COMMITTEES
•
Audit

•
Nominating, Governance, and Sustainability

OTHER PUBLIC COMPANY BOARDS
•
None

BACKGROUND
•
Has served as a member of our Board since November 2022.

•
Currently serves as the Executive Vice President, Low Carbon Strategy and Chief Sustainability Officer of Talos Energy Inc. (NYSE: TALO) (“Talos”) and serves as the lead executive for Talos’ carbon capture and sequestration portfolio, which includes oversight over its ESG and sustainability initiatives and reporting obligations. In connection with the recent sale of Talos’ carbon capture and sequestration business, Ms. Fielder announced she will be departing Talos following a short transition period.

•
Prior to joining Talos in December 2021, served as President, Chief Executive Officer and Director of the general partner of Noble Midstream Partners LP beginning in October 2020 after serving as its President and Chief Operating Officer, with Ms. Fielder’s appointment to such role in January 2020.

•
Previously served as President, Chief Executive Officer, and Director of the general partners of Western Midstream Operating LP (formerly Western Gas Partners LP) and Western Midstream Partners LP (NYSE: WES) (formerly Western Gas Equity Partners LP) from January 2019 to August 2019, and as President and Director of the general partners from November 2018 to January 2019.

•
Served as Senior Vice President, Midstream of Anadarko Petroleum Corporation (“Anadarko”) from November 2018 to August 2019. Prior to these positions, Ms. Fielder served in positions of increasing responsibility at Anadarko, including Vice President, Investor Relations from September 2016 to November 2018, Midstream Corporate Planning Manager from December 2015 to September 2016, Director, Investor Relations from June 2014 to December 2015 and General Manager, Carthage/North Louisiana from June 2013 to June 2014. Prior to serving in these roles, Ms. Fielder held various exploration and operations engineering positions at Anadarko in both the U.S. onshore and the deep-water Gulf of Mexico.

•
Serves a member of Women Corporate Directors and National Association of Corporate Directors, has served as a member of the board of directors of the Greater Houston March of Dimes since 2019 and is a member of the executive council of the KBH Energy Center for Business, Law and Policy for the McCombs School of Business at the University of Texas.

•
Ms. Fielder holds a Bachelor of Science in Petroleum Engineering from Texas A&M University and is a registered Professional Engineer in the State of Texas and a member of the Society of Petroleum Engineers.

We believe Ms. Fielder’s extensive experience in the energy industry, as well as her expertise with ESG and sustainability matters, provides the Board with valuable experience and insight and makes her well-qualified to serve on our Board.

26	Select Water Solutions

TROY W. THACKER

COMMITTEES
•
Audit

OTHER PUBLIC COMPANY BOARDS
•
None

BACKGROUND
•
Has served as a member of our Board since May 2020.

•
Currently serves as the Managing Partner at Ara Partners, a private equity firm specializing in industrial de-carbonization investments, which he co-founded in 2017.

•
Prior to founding Ara Partners, served as the President and Chief Executive Officer of Total Safety, Inc. from 2014 to 2017.

•
From 2010 to 2013 Mr. Thacker served as the President and Chief Executive Officer of R360 Environmental Solutions, Inc.

•
Prior to his time at R360 Environmental Solutions, Inc., Mr. Thacker was a founding partner of Paine & Partners, LLC from 2006 to 2010.

•
Held positions at Fox, Paine & Company from 2001 to 2006, and SCF Partners, Inc. from 1997 to 1998.

•
Sits on the Council of Overseers of Jones Business School at Rice University and serves as a director of the Hermann Park Conservancy.

•
Mr. Thacker received his B.S. in Chemical Engineering from Rice University and his M.B.A. from Harvard Business School.

We believe Mr. Thacker’s extensive financial and executive experience across the energy industry, including developing successful energy transition business models, brings valuable experience and insight and make him well-qualified to serve on our Board.

2024 Proxy Statement	27

DOUGLAS J. WALL

COMMITTEES
•
Compensation

•
Nominating, Governance, and Sustainability (Chair)

OTHER PUBLIC COMPANY BOARDS
•
None

BACKGROUND
•
Rejoined our Board in November 2016, having previously served on the board of SES Holdings from January 2012 through December 2014.

•
Formerly served as President and Chief Executive Officer of Patterson-UTI Energy, Inc. from October 2007 through September 2012, after joining the company as Chief Operating Officer in April 2007.

•
Joined Patterson-UTI Energy, Inc. after a 16-year career with Baker Hughes, Inc., most recently as Group President, Completions & Production. In that role Mr. Wall was responsible for the operations of Baker Oil Tools, Inc., Baker Petrolite Corporation, and Centrilift, Inc., as well as the company’s production optimization efforts.

•
From 2003 to 2005, served as President of Baker Oil Tools, Inc., and from 1997 to 2003, he was President of Hughes Christensen Company. From 1991 to 1997, he was President and Chief Executive Officer of Western Rock Bit Company Ltd., then Hughes Tool Company’s distributor in Canada. Prior to joining Baker Hughes, Inc. and its predecessors, Mr. Wall held a variety of senior executive positions with oilfield service companies in Canada. He began his career in the drilling industry in 1978 with ATCO Drilling (previously Thomson Drilling) and later spent 10 years with Adeco Drilling & Engineering Company Ltd., an affiliate of Parker Drilling Company.

•
Served on the board of directors of Fugro N.V., a Dutch-based company involved in the geotechnical, survey, subsea and seismic business from 2014 to May 2021. Additionally, from August 2016 through April 2017, Mr. Wall served on the board of directors of Seventy-Seven Energy Inc., an Oklahoma-based oilfield services company providing drilling, pressure pumping, oilfield rental tools and other services to U.S. onshore exploration and production companies.

•
Mr. Wall received a B.A. in Economics from the University of Calgary and an M.B.A. in Finance and Marketing from the University of Alberta.

We believe Mr. Wall’s extensive experience as a public energy company executive and his service on multiple public company boards brings valuable experience and insight to our Board.

28	Select Water Solutions

SUSTAINABILITY AND CORPORATE RESPONSIBILITY
We are committed to developing a corporate strategy that supports the long-term viability of our business model in a manner that focuses on our people, our customers, the environment, and the communities in which we operate. Whether it’s about uniting our teams around integrated water and chemistry solutions, creating sustainable partnerships with our customers, integrating large infrastructure networks, or being good stewards for our surrounding communities, our business is all about fostering connections. Whether it’s molecules or pipelines or people, we are all connected by water.
We believe this focus will help our customers achieve their short-term and long-term sustainability goals, help us attract and retain top talent, and further our efforts to generate stockholder returns. We believe our commitment to foster a culture of corporate responsibility is an important part of being a company with operations spanning the contiguous United States. Further, we believe being a good corporate steward is strategic to our growth in the energy industry and will better allow us to develop solutions that both address the needs of our customers and contribute to sustainable business practices.
As a leader in the water solutions industry, we place the utmost importance on safe, environmentally responsible management of water throughout the lifecycle of a well. Additionally, we believe that responsibly managing water resources through our operations to help conserve and protect the environment in the communities in which we operate is paramount to our continued success. We have identified the following four priorities as part of our comprehensive corporate responsibility initiative: Environmental Consciousness; Health and Safety; Human Capital Management; and Community Outreach. As a service company, we compete with other service providers based on various factors, including safety and operational performance, technological innovation, process efficiencies and reputational awareness. We believe there is a strong link between these corporate responsibility initiatives and our ability to provide value in our industry.
Sustainability-Linked Credit Facility
In March 2022, SES Holdings and Select Energy Services, LLC (“Select LLC”) entered into a $270.0 million amended and restated senior secured sustainability-linked revolving credit facility (the “Sustainability-Linked Credit Facility”) that replaced our previous credit facility. Under the Sustainability-Linked Credit Facility, the interest rate margin and the facility fee rates are subject to adjustments based on Select LLC’s performance of specified sustainability target thresholds with respect to (i) total recordable incident rate (“TRIR”), as the Employee Health and Safety Metric and (ii) barrels of produced water recycled at permanent or semi-permanent water treatment and recycling facilities owned or operated, as the Water Stewardship Metric, in each case, subject to limited assurance verification by a qualified independent external reviewer. The adjustment for the interest rate margin is a range of plus and minus 2.5 basis points for each of the Employee Health and Safety Metric and the Water Stewardship Metric, and the adjustment for the fee margin is a range of plus and minus 0.5 basis points for each of the Employee Health and Safety Metric and the Water Stewardship Metric, subject to the mechanics under the Sustainability-Linked Credit Facility. The threshold for TRIR and barrels of produced water recycled in

2024 Proxy Statement	29

2023 were 1.35 and 35.0 million barrels, respectively. The target for TRIR and barrels of produced water recycled in 2023 were 1.01 and 37.5 million barrels, respectively. In 2023, we outperformed the target for each metric with a TRIR of 0.44 and approximately 157.2 million barrels of produced water recycled at our fixed facilities, achieving the maximum downward adjustment to our interest rate margin and fee margin.
Environmental Consciousness
As a public company whose primary focus is on the management of water and water logistics supporting the energy industry, we acknowledge our crucial role in responsibly handling water resources. Accordingly, the importance of water stewardship through our operations, including our growing recycling efforts to help conserve water and protect the environment, is paramount to our continued success and sustained growth. We view our unique position as an opportunity to transform water management by leveraging our chemicals business to develop innovative produced water management solutions that increase our customers’ ability to reuse produced water and add value to their operations. As for management of water logistics, our Company was founded with a focus on water transfer through temporary and permanent pipeline, which substantially reduces the industry’s use of traditional trucking services for water transfer operations, thereby significantly reducing emissions generated by semi-trucks moving water and reducing the level of truck traffic on the roads in the areas in which we operate. We estimate that we eliminate approximately 4,000 truckloads of water during a single well completion job using our temporary and permanent pipeline solutions. We also work diligently to implement sustainability initiatives when possible that reduce our environmental footprint.
In support of our water solutions business, our chemical technologies business utilizes environmentally conscious chemistry when possible, such as using non-detectable solvents, replacing nonylphenol ethoxylates with alcohol ethoxylates, and replacing crude oil-derived raw materials with cleaner, natural gas derived materials. The chemistries we have developed allow for extended use of produced water and the reuse of produced water without the need for extensive reconditioning measures. As discussed below, we have made significant changes in our operations to improve our water management and chemical solutions to support environmental protection, and while we are proud of what we have accomplished, we are constantly striving to improve in these areas. We regularly interact with local, state, and federal governments in order to promote compliance with applicable laws, and we aim to develop partnerships with officials to enhance the responsible use of natural resources as oil and gas development matures.
Environmental Highlights
Responsible Water Management and Conservation.   We believe water is a valuable resource and understand that the energy industry is competing for this resource. As a company, we continue to provide access to water as demanded by our customers. However, we have significantly increased our focus on the recycling and reuse of produced water, as well as industrial water sources, to meet the industry’s water demand and align our operations with the sustainability goals of our customers. By doing so, we strive to both reduce the amount of produced water being injected into saltwater disposal wells and to reduce the industry usage of fresh water.
In 2023, we estimate that we recycled approximately 248 million barrels of produced water at our fixed facilities and through our modular recycling solutions. We recycled approximately 157 million barrels of produced water at our fixed facilities, representing a 319% outperformance of our 2023 Water Stewardship Metric associated with our Sustainability-Linked Credit Facility. Additionally, we collectively treated and conditioned over 438 million barrels of water prior to use in the hydraulic fracturing process. This compares to approximately 68 million barrels of produced water recycled at our fixed facilities and over 336 million barrels of water treated and conditioned in 2022. Further, we estimate that over 85% of our water transfer jobs in the Permian Basin executed during 2023 transported produced water for our customers. We believe produced water recycling and reuse will satisfy a significant portion of the water demand in our industry in the coming years, and we have meaningfully supplemented our capabilities and solutions through organic investment and acquisitions during 2023.

30	Select Water Solutions

Ventless Flowback Operations.   In 2020, our Flowback and Well Testing team began to utilize a specialized and reengineered design of the ventless flowback operation that allows for increased capacity. This ventless flowback solution achieves increased flow rates of up to 500 barrels per hour (“BPH”), improves operational efficiencies, and addresses regulatory emission guidelines. Using this solution, all produced gas is captured and either sold, repurposed, or destructed, substantially reducing emissions into the atmosphere. Select’s ventless flowback solution enables operators to achieve higher production rates while maintaining strict adherence to environmental and safety standards and was used to continually provide benefit to Select’s customers.
Minimizing Emissions During Flowback Operations.   The Select Flowback and Well Testing team remains dedicated to finding solutions for reducing emissions, ensuring operators meet production targets while upholding stringent environmental standards. We’ve engineered a ventless flowback solution capable of handling flow rates up to 500 BPH boosting production efficiency. With this solution, all gas produced is captured and either sold, repurposed and/or effectively destructed, leading to a significant decrease in emissions. Furthermore, Select provides cutting-edge portable combustion technology that outperforms flaring by offering better residence time, turbulence, and higher temperatures for efficient and effective waste gas destruction. Our combustors are uniquely designed with dynamic turn-down capability to adapt to fluctuating flow rates in real-time, usable throughout various phases of the well from drilling, well completion, production and end of well life. Our team of experts ensures proper sizing for effective emission reduction in both rental and service applications. To further minimize emissions, a significant portion of Select’s test separator fleet has been revamped to operate using solar power for telemetry and air supplied pneumatic valve operation, reducing environmental impact. Select offers one of the largest portable test separator fleets available today.
Significantly Reducing Trucking Requirements.   Our Company was developed with a focus on water transfer through temporary and permanent pipeline, which can substantially reduce the industry’s use of traditional trucking services for water transfer operations. An average well in the Permian Basin may use as much as 500,000 barrels of water when being completed, which is the equivalent of nearly 4,000 120-barrel truckloads of water. Over the course of a single three-mile water transfer job, our services displace the need for approximately 4,000 trucks that would travel approximately 24,000 miles using approximately 4,000 gallons of diesel fuel and the related emissions.
Over the course of 2023, we were working on an average of 40 water transfer jobs per day. With approximately 3,000 miles of permanent and temporary pipelines operational across the U.S., we are actively transporting millions of barrels of water via permanent and temporary pipeline solutions every single day. Combined, we believe our water transfer operations are significantly more efficient than traditional trucking transportation services, and believe they not only greatly reduce carbon emissions but also reduce environmental dangers that coincide with more trucks on the road in the communities in which we operate.
Automation Through WaterOne.   Automation services are a growing focus of our Company. WaterOne is our full suite of automated water transfer and treatment solutions, which are capable of being monitored and adjusted in real time without the need for employees to physically drive to the job location. Automation creates additional efficiencies for water services equipment, burning less fuel than non-automated equipment and responding more quickly to any threatened risk or actual release of fluids. This response not only helps to mitigate the results of any release, it also can reduce the likelihood of certain releases of water by reading tank levels and automatically responding when certain thresholds are met. WaterOne is more cost efficient than non-automated systems and reduces the manpower required by our operations. Further, utilizing automation in our chemical treatment solutions allows us to implement these same efficiency and emission reduction efforts across other areas of our operations. Our ability to provide fully automated solutions reduces costs to our customers, increases our efficiencies, enhances the safety of our employees, and reduces the likelihood of releasing contaminated fluids into the environment.
Air Emissions Management.   With a large workforce constantly on the move, we pay close attention to reducing emissions relating to our operations. Over the course of recent years, we have:
•
implemented alerts to reduce the number of vehicles idling in our everyday operations;

•
reduced the use of red dye diesel to low sulfur, which burns cleaner; and

2024 Proxy Statement	31

•
replaced several vehicles with semi-permanent trailers that reduce the need for additional trucks traveling to and idling on a job, and cool more efficiently for employee use while in the field.

We also have a team of engineers whose primary focus is to maximize the efficiency of our water transfer operations, considering elevation changes, water volume requirements, flow rates, and similar factors, which helps us to have the right equipment on a job without needlessly generating additional emissions from transporting unnecessary equipment.
Air Quality Compliance Program.   We are required by various governmental agencies to obtain certain permits, licenses, and certificates with respect to our operations. These laws and regulations include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act and similar laws that provide for responses to, and liability for, releases of hazardous substances into the environment. In connection with our previously disclosed agreement regarding the Clean Air Act and as part of our air emissions management program, we implemented our Clean Air Act Compliance Program, which we believe supports that (1) vehicles in our fleet are operating properly and in conformity with environmental emissions requirements, (2) employees are trained in compliance with Clean Air Act requirements and understand the implications that violations of the Clean Air Act have on the environment, and (3) employees who report potential environmental misconduct are protected from retaliation. We are firmly committed to reducing emissions intensity in various aspects of our operations.
Health and Safety
We emphasize the safety of our employees and the execution of our operations, including rigorous safety training for our employees and the development of a variety of safety programs designed to make us a market leader in safety standards. We believe this is one of the key tenets of a successful ESG strategy. Our employees are the reason we believe we are a leader in the water management and chemical solutions businesses, and their safety and well-being is a top priority. We continuously strive to develop and maintain systems to safeguard people, property, and the environment. Our employees are trained in current worksite safety procedures as well as how to work safely with certified, properly maintained equipment. We take pride in the initiatives and programs we implement and the improvements we have seen from such efforts. These efforts are instrumental in fostering strong and lasting relationships with our customers and attracting and retaining talented personnel. Our environmental, health and safety (“EHS”) group supports our efforts to minimize incidents and improve our safety incident rates by identifying and implementing critical controls, developing standardized procedures, and delivering technical training and communications across the workforce.
Health and Safety Highlights
Learning Management System.   The Select Learning Management System (“LMS”) enhances our employee operating and safety training. The LMS has several applications and is tailored to respond to training logistical challenges associated with having geographically diverse operations, complementing instructor-led training, and giving our employees opportunities to be successful. Our Safety Leadership Seminar (“SLS”) was created internally for employees and supervisors to help them take the next step in becoming a safety leader. The LMS and SLS provide our employees with an awareness of all the latest safety processes and initiatives we implement across the organization.
Safe Driving Technology.   We have initiated a program to implement safe driving technology in many of our Company-provided vehicles driven by employees and we intend to expand this program going forward. This technology provides real time audio coaching which guides our employees on driving improvements, as well as an alert system used to help monitor journey management, speed, distracted driving, seat belt use, acceleration, braking, and turning. This technology not only helps prevent accidents, but it also assists the Company in understanding what safety issues drivers face most so that our training can be tailored to be as effective as possible.

32	Select Water Solutions

Select’s Safety Recognition Program.   Our Safety Recognition Program (“SRP”) was implemented in 2016 to enhance our safety culture by driving positive recognition and rewarding proactive participation. Using a five-tier medallion system, the SRP is designed to recognize employees who demonstrate a commitment to a safe work environment and exhibit safety leadership. Once an employee is nominated by a supervisor or a member of the HSE team for a safety medallion, he or she is evaluated and awarded based on the level of safety leadership exhibited. Recipients of all five tiers of medallions are eligible to participate in the Annual SRP Event where select recipients will be eligible to win various prizes. This program highlights the high value we place on safety and incentivizes an emphasis on safety within our operations.
Select has also included a safety target, TRIR, as its Employee Health and Safety Metric in its Sustainability-Linked Credit Facility, which impacts the interest rate margin and fee margin thereunder. The TRIR threshold and target for 2023 were 1.35 and 1.01, and we outperformed the target with a TRIR of 0.44. The following chart shows TRIR and our lost time incident rate (“LTIR”) from 2015 to present:

SELECT WATER SOLUTIONS, INC. - SAFETY METRICS
TRIR
LTIR
MVIR
1.7
0.76
0.87
1.19
0.37
0.75
0.95
0.21
1.15
0.72
0.18
0.65
0.33
0.07
0.31
0.53
0.17
0.88
0.66
0.19
0.82
0.62
0.20
0.37
0.44
0.17
0.57
2015
2016
2017
2018
2019
2020
2021
2022
2023

Through these and similar initiatives, programs and training processes, our Company continues to focus on the safety of people, property, and the environment. While the above results are promising, we continue to strive to be a market leader in safety practices.
Human Capital Management
Attracting, retaining, and developing the talent needed to address current and future business needs is a key component of our human capital strategy. We invest in our workforce by offering competitive wages and benefits, working to create a strong company culture, and engaging our talent. We believe we have an industry-leading safety program, featuring a robust Safety Recognition Program, that makes our Company an attractive place to work. Our goal is to reduce turnover and increase employee retention. Through these efforts and other initiatives discussed below, we were able to maintain a low turnover rate of 14.15% for employees with a tenure of one year or more. Continued low turnover has been driven by significant improvements in our recruiting program and employee-centric initiatives that are designed to create an environment where employees can thrive long-term.

2024 Proxy Statement	33

Core Values.   Culture is an integral part of our operations because of its profound impact on recruitment, job satisfaction, work performance and morale and begins with our mission and core values. These core values — Accountability, Continuous Improvement, and Teamwork — are the foundation for how we accomplish our mission to deliver operational excellence and develop sustainable water and chemistry solutions every day. Our employees are asked to put our core values into action every day to improve operational excellence, safety, and the customer experience.
Drop of Excellence.   To help build a strong company culture, we developed an employee recognition program to acknowledge and celebrate employees’ successes. At Select, we believe that many drops of excellence can create a wave of impact. Drop of Excellence is our highest recognition award for our employees, and the recipients of such recognition represent the best of the best across the Company. Drop of Excellence nominations are submitted by regional leadership and recognizes individuals that have made significant contributions to our success and serving our customers.
Develop Talent In-House.   We recognize the importance of succession planning and the long-term benefit of improved engagement. Our Company has an online employee job portal that allows employees to apply for open positions quickly and easily within the Company, whether it be a change of location, a promotion, or a new position in a different service line. In some service lines where career progression can be easily mapped, job progression is outlined allowing an employee to visualize the path necessary to achieve job competency, mastery, and promotion. We also offer training to support the roll-out of new initiatives and skills required for growth.
Select Grant-A-Wish Program.   Embracing the philosophy that employees are also to be served, rather than just managed, our Grant-A-Wish Program, established in 2020, is an employee-centric initiative that assists in crisis situations, facilitates personal growth, and improves life experiences. The program is funded by employee donations via payroll deductions with an annual company match. In 2023 there was a total of 20 wishes granted for fellow employees or their families, totaling more than $70,000. This program has helped show employees that their colleagues and the Company care about their well-being outside of the workplace.
Diversity Initiatives.   Select recognizes the many benefits of having a diverse workforce and strives to provide equal employment opportunities. By fostering a culture of inclusivity, we aim to create a workplace that not only values the differences among our employees but also leverages these unique perspectives to drive innovation, creativity, and overall success. We strive for Select to be an employer of choice for talented individuals from all walks of life. Select provides employee resources such as handbooks, procedures, and training in more than one language and continually looks for ways to be more inclusive and tap into the talent of our diverse workforce.
Focus on Communication and Job Performance.   In 2023, we reimagined internal communication with employes to develop a steady cadence of engagement with Select initiatives. From organizational announcements to quarterly leadership updates and employee initiatives, new communications were introduced to help employees be successful and informed in their roles. A key part of this effort was encouraging employees to align their efforts with Select’s priorities by communicating company goals and participating in individual goal setting. Performance against employees’ goals is reviewed and rated annually to support ongoing development and growth at Select.
Community Outreach
Community Relations.    Select believes it must take a proactive role in creating a dialogue with landowners, communities, operators, local agencies, and state agencies in areas where oil and gas activities occur. We view each of these constituents as a partner to our Company and have identified the following areas of focus as we foster these partnerships: minimize our footprint; drive top-level performance while holding our team to a higher standard; strengthen our partnerships with landowners and customers in the areas in which we operate; minimize downtime and disruption; and cultivate long-term relationships with landowners and our customers to expedite resolution of issues in an efficient manner.

34	Select Water Solutions

Emergency Relief Funds.   When disaster strikes close to home, we do our best to assist the community in its recovery by creating a funding account and contributing man hours toward recovery efforts. For example, in the aftermath of Hurricane Harvey in Houston, Texas we donated recovery funds consisting of employee donations and a company match to various organizations throughout the area and contributed countless hours of volunteer services in the recovery efforts. Additionally, following the devastating tornadoes in El Reno, Oklahoma in 2019, we organized recovery and assistance efforts for our employees impacted by these events, as well as the local community.
By contributing our time and resources, we help to build stronger communities and create a better environment for our employees, customers, and communities. Today, more than ever, our customers need solutions that meet the most rigorous operational demands while doing so in an environmentally sound manner and Select remains committed to delivering those solutions.

2024 Proxy Statement	35

PROPOSAL 2
Ratification of Independent Registered Public Accounting Firm

The Audit Committee has engaged Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and is seeking ratification of such appointment by our stockholders at the Annual Meeting. Grant Thornton LLP has audited our financial statements and/or those of our predecessor since 2016. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Vote Required
The approval of this Proposal 2 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Grant Thornton LLP as Select Water Solutions’ independent registered public accounting firm for fiscal year 2024.

Principal Accountant Fees and Services
The following table provides information regarding the aggregate fees incurred by the Company from Grant Thornton LLP during the last two years:
	2023	2022
Audit Fees(1)	$1,923,170	$1,854,689
Audit-Related Fees(2)	$20,000	$36,000
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$1,943,170	$1,890,689

(1)
Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)
Audit-related fees represent amounts billed in connection with an attestation engagement required by certain contractual provisions.

36	Select Water Solutions

Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm and pre-approved all the fees reported above. This policy is set forth in the charter of the Audit Committee, which is available under the “Corporate Governance” tab of the Investors section of our website at https://investors.selectwater.com.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board is responsible for independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. During 2023, the Audit Committee was composed of four directors, each of whom is independent as defined by the NYSE listing standards. The Audit Committee operates under a written charter approved by our Board, which is available under the “Corporate Governance” tab of the Investors section of the Company’s website at https://investors.selectwater.com.
Management is responsible for the Company’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The independent auditor is also responsible for performing an independent audit of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
Grant Thornton LLP served as the Company’s independent auditor during 2023 and was appointed by the Audit Committee to serve in that capacity for 2024 (and we are seeking ratification by the Company’s stockholders at this Annual Meeting of such appointment). Grant Thornton LLP has served as the Company’s independent auditor since prior to its initial public offering in 2017.
In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the audited consolidated financial statements for the year ended December 31, 2023 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023. The Audit Committee also discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
The Audit Committee also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor that firm’s independence.
Based upon the Audit Committee’s review and discussions with management and the independent auditor referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 22, 2024.
Audit Committee of the Board of Directors,
RICHARD A. BURNETT, CHAIR
GAYLE L. BURLESON, MEMBER
TROY W. THACKER, MEMBER
ROBIN H. FIELDER, MEMBER

2024 Proxy Statement	37

PROPOSAL 3
Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation

We are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding, vote on the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (commonly referred to as a “say on pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation Committee will consider the voting results when making future compensation decisions.
Our Compensation Committee, which is responsible for approving (or recommending to the Board for approval) the compensation payable to the executive officers of the Company, has designed our executive compensation program to link a substantial portion of each executive’s realized compensation to the achievement of the Company’s performance objectives as well as to align realized compensation with changes in the value of stockholders’ investments.
In connection with your vote on this proposal, we urge you to read the Summary Compensation Table and other related compensation tables and narratives that follow (excluding the Pay Versus Performance Table and related narratives), which provide detailed information on the compensation of our Named Executive Officers. Our Compensation Committee and our Board believe that the policies and procedures articulated in these sections of this Proxy Statement are effective in achieving our goals.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.
At our 2018 Annual Meeting of Stockholders, our stockholders voted to conduct the non-binding, advisory votes to approve Named Executive Officer compensation every three years. Subject to consideration of the results of Proposal 4 below, we expect the next advisory vote to approve the compensation of our Named Executive Officers to be conducted at the 2025 Annual Meeting of Stockholders.
Vote Required
The approval of this Proposal 3 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers

38	Select Water Solutions

PROPOSAL 4
Non-Binding, Advisory Vote on the Frequency of Future Non-Binding, Advisory Votes to Approve Named Executive Officer Compensation

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote on whether future say-on-pay votes to approve executive compensation of the nature reflected in Proposal No. 3 above should occur every 1 year, every 2 years or every 3 years (or abstain).
After careful consideration, our Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes to approve executive compensation to occur every year. While our executive compensation programs are designed to promote the long-term alignment of pay and performance, our Board recognizes that executive compensation disclosures are made annually and believes that holding an annual advisory vote to approve executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote to approve executive compensation occurs well after the beginning of the compensation year, it may not be appropriate or feasible to change our executive compensation programs in consideration of a given year’s advisory vote on executive compensation by the time of the following year’s Annual Meeting of Stockholders.
We understand that our stockholders may have different views as to what is an appropriate frequency for conducting future advisory votes to approve executive compensation, and our Board will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the proxy card: 1 YEAR, 2 YEARS, 3 YEARS, or ABSTAIN. Stockholders are not voting to approve or disapprove our Board’s recommendation.
Vote Required
The approval of this Proposal 4 requires the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that we will consider the stockholders to have approved the option that obtained the highest number of votes cast by the stockholders. Abstentions will have no effect on the outcome of voting on the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that you vote to conduct future non-binding, advisory votes to approve Named Executive Officer compensation every “1 YEAR.”

2024 Proxy Statement	39

PROPOSAL 5
Approval of the Select Water Solutions, Inc. 2024 Equity Incentive Plan

The Board adopted the Select Water Solutions, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) on March 25, 2024, subject to approval by the Company’s stockholders. The 2024 Plan will provide the Company with the ability to award stock-based compensation to attract, retain and motivate qualified persons to serve as its employees, directors and consultants, which compensation is designed to promote and closely align the interests of participants and the Company’s stockholders. The Board believes the 2024 Plan promotes the Company’s ability to drive performance and enhance long-term stockholder value; increases employee stock ownership; and enables the Company to engage outstanding employees and directors.
If the 2024 Plan is approved by our stockholders at the Annual Meeting, it will become effective on May 8, 2024, and no further awards will be granted under (i) the Select Energy Services, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), (ii) the Nuverra Environmental Solutions, Inc. 2017 Long Term Incentive Plan (the “Nuverra 2017 Plan”), or (iii) the Nuverra Environmental Solutions, Inc. 2018 Restricted Stock Plan for Directors (the “Nuverra 2018 Plan” and collectively, the “Predecessor Plans”) after the effective date.
If the 2024 Plan is approved by our stockholders, we intend to file a Registration Statement on Form S-8 with the SEC during the second or third quarter of 2024.
Governance Best Practices
The 2024 Plan incorporates a number of governance best practices:
•
Prohibition on Repricing:   The 2024 Plan prohibits repricing of options or stock appreciation rights (“SARs”) and exchanging out-of-the-money options or SARs for other awards or cash without stockholder approval.

•
No Current Dividends or Dividend Equivalents:   Dividends or dividend equivalent rights (“DERs”) earned as a component of another award under the 2024 Plan are subject to the same vesting and forfeiture conditions as the underlying award.

•
No Liberal Share Recycling on Options and SARs:   The 2024 Plan prohibits liberal share recycling with respect to options and SARs.

•
Term and Exercise Price Limits on Options and SARs:   Options and SARs granted under the 2024 Plan are subject to a maximum term of 10 years and may not be granted at a discount to the fair market value of our Class A common stock on the grant date.

•
Limit on Director Compensation:   The 2024 Plan limits non-employee director compensation, including cash and equity to $750,000 per year.

•
No Automatic Single-Trigger Acceleration:   In the event of a change in control, the 2024 Plan does not provide for automatic single-trigger acceleration of outstanding awards.

Key Considerations
As of March 22, 2024, a total of 102,916,154 shares of our Class A common stock and 16,221,101 shares of our Class B common stock were outstanding, and the fair market value of our Class A common stock was $9.14 based on the closing sale price of our Class A common stock on the New York Stock Exchange. The following table sets forth information regarding outstanding equity awards and shares available for future equity awards under the Predecessor Plans as of March 22, 2024. The Company also maintains an Employee Stock Purchase Plan (“ESPP”) under which 2,144,406 shares of Class A common stock remain available for issuance; however, offerings thereunder have been suspended since December 1, 2022.

40	Select Water Solutions

	2016 PLAN	NUVERRA 2017 PLAN	NUVERRA 2018 PLAN
Total shares underlying outstanding options	1,467,544	0	0
Weighted average exercise price of outstanding options	$16.63	0	0
Weighted average remaining life of outstanding options	2.6	0	0
Total outstanding shares of restricted stock	2,822,896	0	0
Total shares underlying outstanding PSUs (assuming target performance)	2,028,286	0	0
Total shares available for issuance (assuming outstanding PSUs vest at maximum performance)	1,178,135	55,769	14,736

In evaluating the adoption of the 2024 Plan and the shares reserved thereunder, the Compensation Committee and the Board considered the dilutive impact of our equity award program, as measured by overhang and our historical burn rate. We measure our equity plan overhang as (i) the total number of shares subject to outstanding equity awards plus the total number of shares remaining available for grant under our equity plans (excluding the ESPP which was suspended in December 2022), divided by the (ii) sum of the total Class A and Class B common stock outstanding, the number of shares subject to outstanding equity awards and the total number of shares remaining available for grant under our equity plans (excluding the ESPP). As of March 22, 2024, our overhang was 6.0% excluding the impact of the 2024 Plan. If the 2024 Plan is approved, our overhang will be approximately 12.8%.
Our equity plan share usage over 2021, 2022 and 2023 represented a three-year average burn rate of 2.12%, as described below:

YEAR	WEIGHTED AVERAGE COMMON STOCK OUTSTANDING(1)	STOCK OPTIONS GRANTED	TIME-BASED RESTRICTED STOCK GRANTED	PERFORMANCE STOCK UNITS EARNED(2)	ANNUALIZED BURN RATE(3)
2021	103,496,568	0	2,157,826	0	2.08%
2022	112,209,780	0	2,920,144	0	2.60%
2023	119,586,287	0	1,689,004	303,917	1.67%
THREE-YEAR AVERAGE:					2.12%
(1) Reflects weighted-average shares of common stock outstanding — diluted of our Class A and Class B common stock.
(2) Reflected PSUs earned during each fiscal year. The following PSUs were granted during each fiscal year: (i) 689,551 for 2021, (ii) 665,992 for 2022, and (iii) 828,514 for 2023
(3) Annualized burn rate defined as stock options granted, time-based restricted stock granted and PSUs earned as a percentage of weighted average common shares outstanding.
Vote Required

The approval of this Proposal 5 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that you vote “FOR” the proposal to approve the 2024 Plan.

2024 Proxy Statement	41

Summary of 2024 Plan
The following description of the 2024 Plan is not intended to be complete. This summary is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is attached as Annex A to this Proxy Statement.
Shares Subject to the 2024 Plan
The shares of Class A common stock available for delivery with respect to awards under the 2024 Plan equals (i) 8,600,000, less (ii) the number of shares covered by awards granted under a Predecessor Plan following March 22, 2024, plus (iii) the number of shares subject to any award outstanding under a Predecessor Plan as of March 22, 2024 that after March 22, 2024 are not issued because the award is cancelled, forfeited, exchanged, settled in cash or otherwise terminated without issuance of Class A common stock. Shares issued under the 2024 Plan may consist of previously unissued shares, treasury shares or shares purchased on the open market. No more than 8,600,000 shares of Class A common stock may be issued upon exercise of ISOs (as defined below) under the 2024 Plan.
Eligibility
Members of our Board, employees (including executive officers) and other service providers of the Company or our subsidiaries are eligible to participate in the 2024 Plan. As of March 22, 2024, we had 6 non-employee directors, approximately 80 employees (including 6 executive officers) and approximately 1 other service provider that was eligible to participate in the 2024 Plan.
Under the 2024 Plan, the aggregate value of all compensation, cash and equity-based, to be granted or paid in each calendar year to each non-employee member of Board for service as a non-employee director will not exceed $750,000 in total value, with the value of any equity awards calculated based on the grant date fair value of such awards for financial reporting purposes.
Administration
The 2024 Plan is administered by the Compensation Committee, or another committee designated by our Board, which we refer to in this Proposal 5 as the Committee. The Board may also act as the Committee under the 2024 Plan. The Committee has authority to select participants and make grants under the 2024 Plan, determine the terms and conditions of awards under the 2024 Plan, interpret and administer the 2024 Plan and make all other determinations and take all other actions that may be necessary or advisable to implement and administer the 2024 Plan. The Committee may delegate its authority to a subcommittee of directors or to any employee of the Company as permitted by applicable law.
Types of Awards
The 2024 Plan permits awards of restricted stock, restricted stock units (“RSUs”), options, SARs, the grant of options to purchase shares of our common stock, awards of stock appreciation rights, or SARs, stock awards, other stock-based awards and cash awards.
Restricted Stock and Restricted Stock Units.   Awards of restricted stock consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of cash or Class A common stock to the participant only after specified conditions are satisfied. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance vesting conditions.
Stock Options.   All stock options granted under the 2024 Plan will be evidenced by a written agreement with the participant, which provides, among other things, whether the option is intended to be an incentive

42	Select Water Solutions

stock option (“ISO”) under Section 422 of the Code or a non-qualified stock option (“NQSO”), the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed 10 years, and other terms and conditions. The exercise price for each stock option granted under the 2024 Plan will be determined by the Committee at the time of the grant but may not be less than the fair market value of our Class A common stock on the date such stock option is granted. Other than in connection with a change in our capitalization, we will not, without stockholder approval, reduce the exercise price of a previously awarded option, and at any time when the exercise price of a previously awarded option is above the fair market value of a share of common stock, we will not, without stockholder approval, cancel and re-grant or exchange such option for cash or a new Award with a lower (or no) exercise price.
Stock Appreciation Rights.   SARs may be granted alone or in conjunction with all or part of a stock option. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the common stock at the time of exercise exceeds the exercise price of the SAR. This amount is payable in Class A common stock, cash, restricted stock, or a combination thereof, at the Committee’s discretion.
Stock Awards.   A stock award entitles the recipient to shares of our Class A common stock not subject to vesting or forfeiture restrictions. Stock awards are awarded with respect to such number of shares of our Class A common stock and at such times as the Board or our Committee may determine, and the Board or our Committee may require a participant to pay a stipulated purchase price for each share of our Class A common stock covered by a stock award.
Other Stock-Based Awards.   Other stock-based awards are Awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of Class A common stock.
Cash Awards.   The 2024 Plan permits the grant of cash awards on a free-standing basis or as an element of, a supplement to or in lieu of any other award on such terms as the Committee may determine.
Transferability
Except for Stock Awards, other types of awards authorized under the 2024 Plan are not transferable other than by will, by the laws of descent and distribution, pursuant to a domestic relations order, or as otherwise approved by the Committee.
Capitalization Adjustments
The 2024 Plan provides protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, mergers, consolidations, reorganizations or similar transactions. The 2024 Plan provides that, upon the occurrence of a change of control event, the Committee would have discretion, without the consent of any participant or holder of an award, to the extent permitted by applicable law, to cancel awards and make payments in respect thereof in cash; replace awards with other rights or property selected by the Committee; provide that awards will be assumed by a successor or survivor entity (or a parent or subsidiary thereof) or be exchanged for similar rights or awards covering the equity of the successor or survivor (or a parent or subsidiary thereof); adjust outstanding awards as appropriate to reflect the change of control event; provide that awards are payable; and/or provide that awards terminate upon such event.
Clawback
Awards will be subject to recoupment in accordance with our clawback policy, as described on page 54, or as specified by the Committee in an award agreement.

2024 Proxy Statement	43

Amendment and Termination
The Board may amend or discontinue the 2024 Plan at any time, except that amendments which require shareholder approval will be subject to approval of our stockholders. No awards may be granted under the 2024 Plan on or after May 8, 2034.
Federal Income Tax Consequences
The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under the 2024 Plan. This summary is not intended to provide or supplement tax advice to eligible employees. This summary is not intended to be exhaustive and does not describe state, local or foreign consequences, employment tax consequences, or the effect, if any, of gift, estate and inheritance taxes.
Restricted Stock.   For restricted stock awards, unless vested or the recipient elects under Section 83(b) of the Code to be taxed at the time of grant or purchase, the recipient will not have taxable income upon the grant but will recognize ordinary income upon vesting equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares will be treated as a long-term capital gain or loss if the recipient held the shares for more than one year, and a short-term capital gain or loss if the recipient held the shares for one year or less.
Restricted Stock Units.   A holder of an RSU does not recognize taxable income when the RSU is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such RSUs (if any).
Stock Options and SARs.   A recipient of a stock option or SAR will not recognize taxable income upon the grant of those awards. For NQSOs and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
The acquisition of shares upon exercise of an ISO will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally required period (currently more than two years from the date of grant and more than one year from the date of exercise). If the shares are not held for the legally required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain recognized on the sale generally will be short-term or long-term capital gain. Different and complex rules may apply to ISOs that are early exercisable, and we encourage participants holding such any such awards to seek the advice of their own tax counsel.
Stock Awards.   A recipient of a stock award will recognize ordinary income upon the receipt of shares in an amount equal to the fair market value of any shares received over the amount, if any, paid for the shares. Any gain or loss realized by the grantee upon a subsequent disposition of such unrestricted stock will be treated as a long-term capital gain or loss if the recipient held the shares for more than one year, and a short-term capital gain or loss if the recipient held the shares for one year or less.
Other Stock-Based Awards and Cash Awards.   A recipient of an other stock-based award or cash award generally will recognize ordinary income upon the payment of the shares, cash or other property in an amount equal to the fair market value of the cash, Class A common stock or other property received.
Dividend Equivalent Rights.   No taxable income is recognized upon receipt of a right to dividend or dividend equivalents. The recipient will recognize ordinary income in the year in which a dividend or

44	Select Water Solutions

distribution, whether in cash or our Class A common stock is paid to the recipient. The amount of that income will be equal to the fair market value of the cash or Class A common stock received.
Impact of Section 162(m).   Section 162(m) of the Code generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers. While our Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
New Plan Benefits
All awards are made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2024 Plan are not determinable, and it is not possible to predict the benefits or amount that will be received by, or allocated to, particular individuals or groups of employees. For information regarding the equity awards granted to our NEOs under the 2016 during 2023, see “2023 Grants of Plan-Based Awards” on page 59.
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2023 regarding shares of Class A common stock that may be used under our Predecessor Plans.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)(1) (A)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)(2) (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLAN (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (#)(3) (C)
EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS	1,654,952	$17.01	4,017,841
EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS	—(4)	—	70,505(5)
TOTAL	1,654,952	$17.01	4,088,346

(1)
Includes stock options and PSUs (assuming target performance).

(2)
Only stock options have an exercise price.

(3)
Reflects the total number of shares of Class A common stock remaining available for issuance under the 2016 Plan and the ESPP. For the avoidance of doubt, while shares of Class A common stock technically remain available for issuance under the ESPP, the Company does not currently have an offering period open with respect to the ESPP. Shares remaining available under the 2016 Plan may be issued other than with respect to options, warrants or rights.

(4)
All awards assumed under the Nuverra 2017 Plan and Nuverra 2018 Plan (collectively, the “Assumed Plans’) have either fully vested or been forfeited such that as of December 31, 2023, there were no outstanding awards under the Assumed Plans.

(5)
Reflects the total number of shares of Class A common stock remaining available for issuance under the Assumed Plans to legacy Nuverra employees and service providers. Shares remaining available under the Assumed Plans may be issued other than with respect to options, warrants or rights.

2024 Proxy Statement	45

Features of the Assumed Plans
On February 23, 2022, the Company assumed the Assumed Plans and certain equity awards outstanding under the Assumed Plans in connection with the Nuverra acquisition. Under the Nuverra 2017 Plan, the Company may grant to certain eligible participants who were employees, directors or other service providers of Nuverra prior to the Nuverra acquisition options, stock appreciation rights, restricted stock, restricted stock units, stock awards, dividend equivalents, other stock-based awards, cash awards, substitute awards, performance awards, or any combination of the foregoing, with respect to up to 1,772,058 shares of Nuverra common stock. Under the Nuverra 2018 Plan, the Company may grant to certain eligible participants who were directors of Nuverra prior to the Nuverra acquisition restricted stock awards with respect to up to 100,000 shares of Nuverra common stock. The shares remaining available for issuance under the Assumed Plans were converted into shares of the Company’s Class A common stock at a conversion rate of one Nuverra share to 0.2551 shares of the Company’s Class A common stock such that at the time of the Nuverra acquisition an aggregate of 131,110 shares of the Company’s Class A common stock was available for issuance with respect to assumed awards and future awards under the Nuverra 2017 Plan and an aggregate of 24,984 shares of the Company’s Class A common stock was available for issuance with respect to assumed awards and future awards under the Nuverra 2018 Plan.
The aggregate number of shares of the Company’s Class A common stock available for issuance under the Assumed Plans will be reduced by one share of the Company’s Class A common stock for every one share of the Company’s Class A common stock subject to an award granted under the Assumed Plans. If any award granted under the Nuverra 2017 Plan (in whole or in part) is cancelled, forfeited, exchanged, settled in cash, or otherwise terminated, the shares of the Company’s Class A common stock subject to such award will again be available at a rate of one share of the Company’s Class A common stock for every one share of the Company’s Class A common stock subject to such award, and if any award granted under the Nuverra 2018 Plan (in whole or part) is forfeited, the shares of the Company’s Class A common stock subject to such award will again be available at a rate of one share of the Company’s Class A common stock for every one share of the Company’s Class A common stock subject to such award. The Company registered the securities issuable under the Assumed Plans by filing a registration statement on Form S-8 with the Securities and Exchange Commission.
As described above, upon approval of this Proposal 5 by our stockholders, no further awards will be granted under any of the Predecessor Plans, including the Assumed Plans.

46	Select Water Solutions

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following persons are the executive officers of the Company.
NAME	AGE	POSITION
John D. Schmitz	63	Chairman of the Board, President, and Chief Executive Officer
Michael C. Skarke	42	Executive Vice President and Chief Operating Officer
Christopher K. George	37	Executive Vice President and Chief Financial Officer
Christina M. Ibrahim	57	Senior Vice President, General Counsel, Chief Compliance Officer, & Corporate Secretary
Michael J. Lyons	40	Executive Vice President, Chief Strategy Officer & Chief Technology Officer (interim)
Cody J. Ortowski	47	Executive Vice President, Business and Regulatory Affairs

Michael C. Skarke — Executive Vice President and Chief Operating Officer.   Mr. Skarke has served as Executive Vice President and Chief Operating Officer since April 2021, and previously served as our Executive Vice President of Corporate Development, Sales, and Operational Support since April 2020, our Executive Vice President, Water Infrastructure since March 2019, and the Executive Vice President, Water Solutions beginning with the Rockwater Merger in November 2017. Prior to the Rockwater Merger, Mr. Skarke served in various positions for the Company since June 2009, including Vice President of Water Solutions from 2013 to 2017 and Treasurer from 2012 to 2013. Prior to joining the Company, Mr. Skarke was an Assistant Vice President for Amegy Bank from June 2005 to June 2009, where he focused on debt financing solutions for public and private oilfield service companies. Mr. Skarke received a B.S. in Finance from the University of Texas at Austin.
Christopher K. George — Executive Vice President and Chief Financial Officer.   Mr. George has served as Executive Vice President and Chief Financial Officer since March 2024. Mr. George previously served as Senior Vice President, Corporate Development, Investor Relations & Sustainability from January 2022 to March 2024. Mr. George also recently served as Treasurer of the Company from May 2018 until March 2022. Since joining Select in January 2012, Mr. George has served in a variety of roles of increasing responsibility, including as Vice President, Investor Relations and Senior Director, Corporate Finance & Investor Relations. Prior to joining Select, Mr. George spent a number of years in the Global Energy Investment Banking Group at UBS Investment Bank, where he focused on public equity and debt capital raises and M&A advisory work within the energy industry. Mr. George attained both his Bachelor of Business Administration in Accounting from the Business Honors Program and his Master in Professional Accounting from the McCombs School of Business at the University of Texas at Austin.
Christina M. Ibrahim — Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary.    Ms. Ibrahim has served as Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since May 2023. Prior to this role, Ms. Ibrahim was the Chief Operating Officer, General Counsel and Chief Compliance Officer of Avalon Advisors, LLC, a privately held wealth management company, from August 2021 to April 2023, where she was responsible for overseeing business operations as well as the legal and compliance activities. Prior to Avalon, Ms. Ibrahim was the Executive Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary for Weatherford International Plc, from April 2015 to June 2020, where she was responsible for the global legal and compliance functions. Prior to Weatherford, Ms. Ibrahim had multiple leadership roles with Halliburton, including Vice President, Corporate Secretary & Chief Commercial Counsel. Ms. Ibrahim

2024 Proxy Statement	47

earned her Bachelor of Business Management and Finance from Virginia Tech University and her Juris Doctorate from Texas Southern University.
Michael J. Lyons — Executive Vice President, Chief Strategy Officer & Chief Technology Officer (interim).   Mr. Lyons has served in the Executive Vice President and Chief Strategy Officer role since August 2023. In this role he is responsible for the development, coordination, and delivery of overall corporate strategy and individual segment strategies to accelerate growth, enhance value delivery, and increase shareholder return. Prior to joining Select, Mr. Lyons spent more than 20 years in the energy industry in both management consulting and front-line engineering and operations. Mr. Lyons joins Select after 18 years with BCG Houston where he was a Managing Director & Partner focused in delivering transformational strategies and large-scale value delivery programs across the oil and gas, oilfield services, and chemicals industries. He was responsible for over 85 successful client engagements accounting for more than $10 billion of recurring annual value for his clients. He was also a leader within BCG X (BCG’s digital solutions entity) and a member of BCG’s North America Climate & Sustainability Leadership Team. Prior to BCG, Mr. Lyons held various positions at Lyondell Equistar across planning, engineering & front-line operations and various EHS positions at the Anheuser-Busch brewery in Houston. Mr. Lyons holds a Bachelor of Science in Chemical Engineering from Rice University (with honors) and an MBA from Harvard University.
Cody J. Ortowski — Executive Vice President, Business and Regulatory Affairs.   Mr. Ortowski has served as Executive Vice President, Business and Regulatory Affairs since the Rockwater Merger in November 2017. Prior to the Rockwater Merger, Mr. Ortowski served as our President since we were incorporated in November 2016 and as President of SES Holdings since September 2014. He joined SES Holdings’ predecessor in 2007, serving as the Vice President of Operations and was promoted to Executive Vice President and Chief Operating Officer in 2011. He joined the Company in connection with our acquisition of Impact Energy Services, LLC (“Impact”), a water transfer company he co-founded in 2004. Prior to founding Impact, Mr. Ortowski worked for 14 years for Pumpco Energy Services, Inc. (“Pumpco”), a stimulation and cementing company headquartered in Gainesville, Texas, where he served as Vice President of Stimulation Services. While serving as Vice President of Stimulation Services, Mr. Ortowski was instrumental in growing Pumpco’s operations throughout the Barnett Shale of North Texas and expanding into other U.S. markets. Mr. Ortowski received a B.B.A. in Financial Management from Abilene Christian University.

48	Select Water Solutions

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation of our named executive officers (“NEOs”), including the objectives, principles, policies, and practices of our executive compensation program. Our NEOs for the year ended December 31, 2023, were as follows:
NAME	PRINCIPAL POSITION
John D. Schmitz	Chairman, President, and Chief Executive Officer
Nick L. Swyka	Former Senior Vice President and Chief Financial Officer(1)
Michael C. Skarke	Executive Vice President and Chief Operating Officer
Christopher K. George	Executive Vice President and Chief Financial Officer; Former Senior Vice President, Corporate Development, Investor Relations & Sustainability(1)
Cody J. Ortowski	Executive Vice President, Business and Regulatory Affairs

(1)
On March 4, 2024, Mr. George was appointed Executive Vice President and Chief Financial Officer to succeed Mr. Swyka, who ceased to be Senior Vice President and Chief Financial Officer as of such date.

Executive Summary
Our executive compensation program is structured to achieve a number of objectives, including: aligning executive interests with our long-term strategy and those of our stockholders; tying a significant portion of compensation directly to our operating and financial performance and execution of strategic objectives; enabling us to attract and retain high performing executives through competitive pay practices; and aligning pay and performance in a way that is transparent and understood by all executives and stockholders. This CD&A provides detail on how our Company achieves these objectives and best aligns our NEO interests with those of our stockholders.
2023 Compensation Components
Our executive compensation program consists of the following key components, which are described in greater detail below:

2024 Proxy Statement	49

PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION PROGRAM		ATTRACT/ RETAIN/ MOTIVATE	PAY FOR PERFORMANCE	STOCKHOLDER ALIGNMENT
Base Salary	Salary is an essential factor in attracting and retaining qualified personnel	✓
Annual Cash Incentives
Performance-based, short-term cash incentive opportunity that incentivizes the creation of stockholder value through achievement of the following metrics:
•
Adjusted EBITDA;

•
Free cash flow (“FCF”) per share;

•
Safety, environmental and
sustainability performance; and

•
Other strategic goals.

		✓	✓	✓
Long-Term Incentives
Equity incentive compensation that promotes alignment with stockholders by tying executive compensation to creation of long-term stockholder value and encouraging executives to build meaningful equity ownership stakes through a combination of time-based awards and performance-based awards subject to achievement of the following metrics:
•
Relative return on assets (“ROA”);

•
Absolute total shareholder return; and

•
FCF per share.

		✓	✓	✓

50	Select Water Solutions

Compensation Governance Best Practices
We follow good governance practices that our Compensation Committee believes are in the best interests of our stockholders. These practices include the following:
WHAT WE DO	WHAT WE DO NOT DO
✓ Emphasize at-risk pay and pay for performance	× Automatic base salary increases
✓ Maintain robust stock ownership guidelines	× Significant perquisites
✓ Engage an independent compensation consultant	× Guaranteed annual bonuses
✓ Perform annual risk assessments of compensation programs	× Hedging
✓ A significant portion of long-term incentives are performance-based	× Dividends on unearned performance-based equity awards or current dividends paid on unvested time-based equity awards
✓ All long-term incentives are impacted by changes in stock price	× Single-trigger cash payments or tax gross-ups upon a change in control
✓ Maintain a clawback policy applicable to all NEOs	× Repricing or exchange of underwater stock options without stockholder approval

What Guides Our Compensation Structure
Compensation Philosophy
We generally reference the median of our competitive market for base salaries and target incentive opportunities, and the Compensation Committee maintains a focus on pay-for-performance and compensation in the form of equity awards to leverage the Company’s ability to attract, retain, and motivate key talent. The structure of our executive compensation program, including base pay and “at-risk” compensation (short- and long-term incentives) is intended to achieve the following objectives:
•
Align executive interests with the interests of our stockholders and our long-term strategy while discouraging undue risk taking by emphasizing long-term equity-based incentives and requiring executives to retain a significant portion of these incentives earned over time in common stock;

•
Foster a pay-for-performance culture by tying a significant portion of compensation directly to Select’s operating and financial performance and execution of strategic objectives, including annual operating performance, return on assets, and free cash flow generated over a three-year period, and linking a portion of compensation to individual performance, including accomplishment of strategic goals that align with company goals. A large percentage of target compensation is “at

2024 Proxy Statement	51

risk” (84% for our Chief Executive Officer (“CEO”) and an average of 73% for the other NEOs) and performance-related (51% for the CEO and an average of 47% for the other NEOs), as shown below:

•
Attract and retain high performing executives through competitive pay practices (including equity), considering relevant market pay for similarly situated companies in our industry and other factors; and

•
Align pay outcomes with performance in a way that is transparent and understood by all stakeholders through clear and complete disclosure of executive compensation policies and practices, including alignment of certain metrics to strategy.

The Compensation Committee regularly reviews and considers the effectiveness of the Company’s existing compensation programs and modifies such programs or develops new programs to better effectuate the Compensation Committee’s compensation objectives.
Compensation Setting Process
FEBRUARY/MARCH	MAY	AUGUST	DECEMBER

•
Review & certify
prior year
performance

•
Approve any base salary adjustments

•
Establish financial
and operational
targets for annual incentive program

•
Grant annual
long-term incentive awards

	• Compensation risk assessment • Annual assessment of compensation consultant independence • Review performance against incentive plans	• Approve peer group for benchmarking for following year compensation levels • Review Compensation Committee charter and compensation policies	• Review peer group benchmarking • Establish target annual incentives for the next year • Approve design of incentive programs for the next year
Role of the Compensation Committee.   The Compensation Committee has ultimate responsibility for reviewing, evaluating, and approving all compensation and awards to the NEOs. The Compensation Committee on its own reviews the performance and compensation of the CEO and approves his level of compensation. The Compensation Committee may choose to gather input from the other members of the

52	Select Water Solutions

Board and may engage in discussions with other persons and advisors as it deems appropriate. For the other NEOs, the Compensation Committee approves each element of compensation following its review of the recommendations made by the CEO. The Compensation Committee also annually approves a number of shares that may be granted in the form of equity-based awards under the 2016 Plan by the CEO to certain non-executive officer employees, generally based on recommendations from the Compensation Committee’s independent compensation consultant.
Role of the Chief Executive Officer.   Our CEO evaluates the performance of all NEOs other than himself and makes compensation recommendations to the Compensation Committee. CEO’s recommendations are based on several factors, including individual performance evaluations, business results, and general information related to compensation at other public companies. In consultation with the CEO, the Compensation Committee has final approval over the compensation to be paid to the executive officers. Either as a director of the Company or in his role with management, the CEO is regularly invited to attend meetings of our Compensation Committee. Additionally, certain members of management may also be invited to attend selected meetings of our Board or Compensation Committee. Following each such meeting, the CEO and, if applicable, any other invited member of management, is excused from non-management executive sessions of our Board or Compensation Committee, as applicable. The CEO does not participate in the Compensation Committee’s determination of his own compensation.
Role of the Independent Compensation Consultant.   Since late 2018, the Compensation Committee has received independent compensation advice and data from Pearl Meyer & Partners, LLC (“Pearl Meyer”). Pearl Meyer was directly engaged by the Compensation Committee to provide advice and information regarding:
•
Compensation philosophy and practices;

•
Peer group composition;

•
Compensation program design;

•
Short-term and long-term incentive plan administration; and

•
Competitive compensation analysis for executive officers and non-employee directors.

With respect to non-employee director compensation, Pearl Meyer reviewed the Company’s philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation, and non-employee director equity award programs. In connection with these reviews, Pearl Meyer provided the Compensation Committee comparative market assessments of executive and non-employee director compensation levels, including information relative to compensation trends and prevailing practices. The Compensation Committee meets regularly in executive session with Pearl Meyer outside the presence of management.
The Compensation Committee regularly reviews the services provided by its outside consultants and, after considering all relevant factors, including the factors listed in Section 303A.05(c)(iv) of the New York Stock Exchange Listed Company Manual, believes that Pearl Meyer is independent in providing executive compensation consulting services. The Compensation Committee monitors the independence of its compensation consultant on a periodic basis. Based on these reviews and this monitoring, the Compensation Committee is not aware of any conflict of interest that has been raised by the work performed by Pearl Meyer.
Role of Market Data.   Our Compensation Committee relies in part, but not exclusively, on market data from Pearl Meyer in determining appropriate levels of pay for our NEOs. Market data provided by Pearl Meyer during 2023 included data from proprietary energy industry and general industry executive compensation data sources and from our peer group. The Compensation Committee reviews the composition of our peer group on an annual basis and, after consultation with Pearl Meyer, revises the group as it deems appropriate. The information from the compensation peer group is used to help define the competitive market for executive pay in similarly situated companies in our industry for each of our NEOs, to the extent available, and information from compensation surveys more generally helps define the competitive market for executive pay for our other NEOs for which peer group information is unavailable.

2024 Proxy Statement	53

Pearl Meyer employed the following general approach when analyzing our 2022 peer group to determine if any updates should be made for 2023:
1.
Focused the pool of potential peer companies based on the GICS industry (Energy Equipment & Services) and sub-industry (Oil & Gas Equipment & Services), direct competitors identified by management, companies identified as peers by our competitors, companies listed in various institutional investor research reports, and companies listed in shareholder advisor reports.

2.
Looked for any potential removals due to acquisition, bankruptcy, etc.

3.
Screened out potential additions based on a combination of the following:

•
Public companies:   Eliminated privately-held companies, subsidiaries, recently acquired firms, or financially distressed companies to provide assurance that more relevant executive compensation and financial results will be disclosed.

•
Company size:   Current and projected revenue, employees, market capitalization, and assets, excluding companies outside a reasonable revenue range compared to Select (approximately 1/3x to approximately 3x) as executive compensation levels are generally correlated with company financial size.

•
Financial / Operating / Business:   Considered factors such as type of business, structure, geographic footprint, corporate office location, and stock price correlation to provide more appropriate performance comparisons, make pay and performance analyses more meaningful, and ensure that peers are operating in similar areas or are located in areas where direct competition for executives is more pronounced.

As a result of their review, Pearl Meyer recommended, and our Compensation Committee approved, the removal of CES Energy Solutions Corp. and Secure Energy Services Inc. as both are traded on the Canadian Stock Exchange and the United States Over-the-Counter (OTC) and Exterran Corp., in light of their acquisition by Enerflex Ltd. (EFXT), which is also trading on the Canadian Stock Exchange and OTC. Additionally, NexTier Oilfield Solutions Inc., Patterson-UTI Energy, Inc., and USA Compression Partners, LP were added in consideration of their comparable size, scope, and common peers shared, which also indicates comparable industry pay levels and practices. The following 16 peers comprised our peer group for 2023:
Archrock, Inc.	Nine Energy Services, Inc.	RPC, Inc.
Cactus, Inc.	NOW, Inc.	TETRA Technologies, Inc.
Forum Energy Technologies Inc.	Oil States International, Inc.	U.S. Silica Holdings Inc.
Liberty Oilfield Services Inc.	Patterson-UTI Energy, Inc.	USA Compression Partners, LP
Newpark Resources Inc.	Precision Drilling Corporation
NexTier Oilfield Solutions Inc.*	ProPetro Holding Corp.

*
NexTier Oilfield Solutions Inc. was subsequently removed from our peer group following its acquisition on September 1, 2023.

Say-on-Pay Vote.   We have historically presented an advisory vote to approve the compensation of our NEOs (a “say-on-pay” vote) to our stockholders every three years. The last say-on-pay vote was conducted at our 2021 Annual Meeting of Stockholders at which we received over 98% approval. After considering the results of the 2021 say-on-pay vote, our Compensation Committee determined not to make any material changes to our 2023 executive compensation program or practices that were specifically driven by such say-on-pay vote results. At the Annual Meeting, we are asking stockholders to vote, on an advisory basis, on the frequency of future say-on-pay votes. The Board has recommended that future say-on-pay votes be held on an annual basis going forward, rather than every three years, which will allow stockholders to more regularly provide feedback regarding our executive compensation program.

54	Select Water Solutions

2023 Executive Compensation Program
Base Salary
Each NEO’s base salary is a fixed component of compensation and does not vary depending on the level of performance achieved. Base salaries are determined for each NEO based on individual roles and responsibilities, internal equity, and positioning relative to similarly situated executives in our peer group. Our Compensation Committee reviews the base salaries for each NEO annually as well as at the time of any promotion or significant change in job responsibilities, and in connection with each review, our Compensation Committee considers individual and company performance over the course of the applicable year. During 2023, our Compensation Committee determined to increase the base salaries for Mr. Schmitz and Mr. Skarke as set forth below to better reflect market practices based on peer group and other data provided by Pearl Meyer. The increase for Mr. Schmitz reflects the restoration of the June 2020 CEO salary reduction, which Mr. Schmitz inherited at the time of his appointment and a 6.7% increase from the restored amount.
The base salary of each of our NEOs for 2023, as established by our Compensation Committee, is as follows:
NAME	BASE SALARY (AS OF DECEMBER 31, 2023)	PERCENTAGE INCREASE
John D. Schmitz	$800,000	33.3%
Nick L. Swyka	$360,000	—
Michael C. Skarke	$390,000	8.3%
Christopher K. George	$340,000	—
Cody J. Ortowski	$365,000	—

Annual Cash Incentives
Annual cash incentives for our NEOs are provided through our Short-Term Incentive Plan (“STI Plan”) and are structured to reward achievement relative to annual financial, operational, and individual performance objectives. Our Compensation Committee reviews and approves the annual cash incentive awards for each NEO based upon performance achievements established by the Compensation Committee at the beginning of the year. Our Compensation Committee established the target 2023 annual cash incentive awards for our NEOs based on the level of responsibility and ability to impact our overall results, as well as consideration of market pay practices. Each NEO’s 2023 target annual incentive, as a percentage of each NEO’s base salary as in effect on February 22, 2023 is set forth below:
NAME	2023 TARGET ANNUAL INCENTIVE (% OF BASE SALARY)
John D. Schmitz	115%
Nick L. Swyka	80%
Michael C. Skarke	80%
Christopher K. George	80%
Cody J. Ortowski	80%

The Compensation Committee annually evaluates the appropriate performance metrics, and relative weighting of those metrics, for our STI Plan based on financial goals, operational goals, and strategic

2024 Proxy Statement	55

plans for the Company. These metrics are chosen to align performance and safety throughout the Company and to emphasize stockholder value. For the 2023 annual cash incentive awards, the Compensation Committee selected the following metrics, which are based on fully consolidated Company results for each of our NEOs:
WEIGHT	PERFORMANCE METRIC

Adjusted EBITDA:   Consolidated earnings before interest, taxes, depreciation, and amortization (“EBITDA”), plus/(minus) loss/(income) from discontinued operations, plus any impairment and abandonment charges or asset write-offs, plus non-cash losses on the sale of assets or subsidiaries, non-recurring compensation expense, non-cash compensation expense, and other non-recurring or unusual expenses or charges, including severance expenses, transaction costs, or facilities-related exit and disposal-related expenditures, plus/(minus) foreign currency losses/(gains), plus/(minus) losses/(gains) on unconsolidated entities and plus tax receivable agreements expense less bargain purchase gains from business combinations.

FCF Per Share:   Calculated by dividing (i) FCF, which is calculated based on our cash flow from operations, determined in accordance with generally accepted accounting principles (“GAAP”) or on a non-GAAP basis consistent with our practices (as determined by our Compensation Committee), minus net capital expenditures, including the impact of asset sales in the ordinary course of business by (ii) the number of shares of Class A common stock outstanding (excluding any issuances or repurchases during the year and increased to account for any non-ordinary course debt borrowed during the year).

Safety:   Based on total recordable incident rate (“TRIR”), which is calculated as total number of recordable incidents multiplied by 200,000 divided by total number of hours worked by all employees, and lost-time injury rate (“LTIR”), which is calculated as total number of lost time incidents multiplied by 200,000 divided by total number of hours worked by all employees. If the TRIR target is achieved, the payout percentage for this metric may be increased by up to 20%.

Environmental and Sustainability:   Based on recycled water volumes, which is calculated as the volume metered and received into our water recycling facilities that is ultimately put back to beneficial reuse.

Strategic Individual Goals: Accomplishment of strategic goals that are aligned to the overall company goals and within the NEO’s areas of responsibility

The following table sets forth threshold, target and maximum performance goals established by the Compensation Committee with respect to the company-wide adjusted EBITDA, FCF per share, safety and environmental metrics, as well as our actual achievement with respect to those performance metrics. If threshold financial performance is achieved under the STI Plan, then 50% of the target annual incentive awards will be earned by the NEOs, and if maximum financial performance is achieved under the STI Plan, then 200% of the target annual incentive awards will be earned by the NEOs. The payout percentage for safety performance ranges from 100% (threshold and target) to 120% (maximum) of the target annual incentive awards, and the payout percentage for environmental and sustainability performance ranges from 50% (threshold) to 120% (maximum).

56	Select Water Solutions

Company-Wide Metrics
PERFORMANCE METRIC	THRESHOLD	TARGET	MAXIMUM	2023 ACTUAL PERFORMANCE	PERCENT OF TARGET METRIC EARNED		WEIGHT	PERCENT OF TARGET BONUS EARNED
Adjusted EBITDA	$157.6mm	$315.1mm	$472.7mm	$258.3mm	78.4%	x	45%	35.3%
FCF Per Share	$0.71	$1.42	$2.13	$1.37	95.4%	x	15%	14.3%
Safety					120%	x	5%	6.0%
TRIR(1)	—	0.75	—	0.51
LTIR	0.28	0.28	0.224	0.20
Recycled Water Volumes	54.5 mmbbls	109.0 mmbbls	130.8 mmbbls	157.2 mmbbls	120%	x	5%	6.0%

(1)
For purposes of the STI Plan, the TRIR was adjusted at the discretion of the Compensation Committee for certain acquisition related items.

Strategic Individual Goals
In determining each NEO’s discretionary individual achievement, the Compensation Committee considered each NEO’s individual contributions to our overall performance during 2023, including successes such as individual achievements, continual development, refining, and execution of the strategic vision for the Company and overall performance of managed departments. Also included in this determination were negative factors such as our share price and delayed or partial achievement of strategic plans such as delays in the rollout of the company Enterprise Resource Planning system, which caused extra expense and use of resources.
2023 Annual Incentive Payouts
In light of the above results, the Compensation Committee approved the following payments under the STI Plan:
NAME	TARGET BONUS	COMPANY-WIDE METRICS ACHIEVEMENT (WEIGHTED)		INDIVIDUAL ACHIEVEMENT (WEIGHTED)		TOTAL PERCENT OF TARGET EARNED	APPROVED 2023 ANNUAL INCENTIVE PAYOUT
John D. Schmitz	$920,000	61.59%	+	25%	=	86.59%	$796,628
Nick L. Swyka	$288,000	61.59%	+	18%	=	79.59%	$229,219
Michael C. Skarke	$312,000	61.59%	+	22%	=	83.59%	$260,801
Christopher K. George	$272,000	61.59%	+	25%	=	86.59%	$235,525
Cody J. Ortowski	$292,000	61.59%	+	25%	=	86.59%	$252,843

2024 Proxy Statement	57

Long-Term Incentives
2023 Annual Grants

Our Compensation Committee reviews and approves annual equity awards for each NEO, which for 2023 were granted under the Select Energy Services, Inc. 2016 Equity Incentive Plan (as amended, the “2016 Plan”). Our Compensation Committee uses equity awards to align the executives’ interests with those of our stockholders, retaining our high performing executives and focusing executives on those long-term financial measures that are critical to long-term Company performance. The 2023 grants were comprised 50% of time-based restricted shares that vest ratably over three years, 25% of performance share units (“PSUs”) that vest based on the Company’s relative ROA performance over a three-year performance period (the “Relative ROA PSUs”) and 25% of PSUs based on the Company’s FCF per share performance over a three-year performance period (the “FCF PSUs”). Our Compensation Committee selected relative ROA and FCF per share as the performance metrics for the PSUs because they:

•
Encourage thorough and disciplined capital allocation decisions;

•
Provide transparency to the next level of management so that award recipients can understand how to impact the metric; and

•
Serve as tangible, communicable and critical value drivers tied to concrete financial measures aligned with stockholder value.

The value of the 2023 annual grants to our NEOs for 2023 are set forth below, which may differ slightly from the grant date fair values reported under “2023 Executive Compensation Tables — 2023 Grants of Plan-Based Awards” below as a result of rounding. The target annual equity awards for 2023 were unchanged from 2022 targets.
NAME	2023 RESTRICTED SHARES (50% OF GRANT)	2023 RELATIVE ROA PSUS (25% OF GRANT)	2023 FCF PER SHARE PSUS (25% OF GRANT)	2023 TOTAL
John D. Schmitz	$1,580,800	$790,000	$790,000	$3,160,000
Nick L. Swyka	$342,000	$171,000	$171,000	$684,000
Michael C. Skarke	$370,500	$185,250	$185,250	$741,000
Christopher K. George	$323,000	$161,500	$161,500	$646,000
Cody J. Ortowski	$346,750	$173,375	$173,375	$693,500

Relative ROA PSUs
The Relative ROA PSUs will become earned based on our return on assets over the three-year performance period beginning January 1, 2023 and ending December 31, 2025, as compared to the following peer companies (the “Performance Peer Group”):

58	Select Water Solutions

• Cactus, Inc.	• Nine Energy Service Inc.	• ProPetro Holding Corp.
• Liberty Oilfield Services Inc.	• Oil States International, Inc.	• Ranger Energy Services, Inc.
• Newpark Resources Inc.	• Patterson UTI Energy, Inc.	• RPC, Inc.
• NexTier Oilfield Solutions Inc.*	• ProFrac Holding Corp.	• TETRA Technologies Inc.

*
NexTier Oilfield Solutions Inc. was subsequently removed from the Performance Peer Group for the 2023 Relative ROA PSUs following its acquisition on September 1, 2023, and the payout scale described below has been adjusted accordingly.

ROA is calculated by dividing Adjusted Net Income by Net Assets. For the Company, Adjusted Net Income is calculated by multiplying 0.79 by our adjusted earnings before tax (calculated as Adjusted EBITDA (defined as described under “— Annual Cash Incentives” above) minus Depreciation and Amortization and Interest Expense) and Net Assets is calculated based on our average net property and equipment, plus our average total current assets, less our current liabilities. For each member of the Performance Peer Group, Adjusted Net Income is calculated by multiplying 0.79 by the company’s adjusted earnings before tax (calculated as Adjusted EBITDA minus Depreciation and Amortization and Interest Expense), in each case, adjusted in a manner consistent with the adjustments determined by the Compensation Committee and included in the determination of the Company’s Adjusted Net Income.
Achievement under the Relative ROA at the end of the three-year performance period is determined based on the following scale, as adjusted for the removal of NexTier Oilfield Solutions Inc. from the Performance Peer Group:
LEVEL OF ACHIEVEMENT	PEER GROUP RANKING	RELATIVE ROA PSUS EARNED (% OF TARGET)
Below Threshold	Outside of Top 9	0%
Threshold	Top 9	55%
Target	Top 6	110%
Maximum	Top 3	175%

Notwithstanding the foregoing, the Relative ROA PSUs provide that in the event our total shareholder return over the performance period is negative, no Relative ROA PSUs will be earned, regardless of the Company’s ranking among the Performance Peer Group.
FCF PSUs
The FCF PSUs will become earned based on our FCF per share over the three-year performance period beginning January 1, 2023 and ending December 31, 2025.
FCF is calculated based on our cash flow from operations, determined in accordance with generally accepted accounting principles (“GAAP”) or on a non-GAAP basis consistent with our practices (as determined by our Compensation Committee), minus net capital expenditures, including the impact of asset sales in the ordinary course of business. As used below, “FCF Performance Percentage” means the percentage obtained by dividing (i) the sum of the FCF per share by (ii) the sum of the annual target for each calendar year of the performance period.
LEVEL OF ACHIEVEMENT	FCF PERFORMANCE PERCENTAGE	FCF PSUS EARNED (% OF TARGET)
Below Threshold	Less than 70%	0%
Threshold	70%	50%
Target	100%	100%
Maximum	130%	175%

2024 Proxy Statement	59

FCF per share is calculated consistent with the methodology described under “— Annual Cash Incentives” above.
Results of the 2021-2023 PSUs
During 2021, each of our NEO received grants of Relative ROA PSUs and FCF PSUs with a three-year performance period ending December 31, 2023. The terms of these PSUs were substantially similar to the PSUs granted in 2023, as described above.
With respect to the Relative ROA PSUs, our ROA of 6.4% ranked 6 out of the 13 members of the performance peer group (adjusted to remove a member of the performance peer group that was acquired prior to December 31, 2023) and our total shareholder return over the performance period was 90.2%. As a result of the positive TSR and relative ROA ranking over the three year period, the target PSUs earned equals 110% of the target award.
Under the FCF PSUs, the following table sets forth the target FCF per share for each year during the performance period, the actual FCF per share achieved for each year, and the resulting FCF Performance Percentage, which resulted in 0% of the target FCF PSUs becoming earned, as determined by our Compensation Committee.
YEAR	FCF PER SHARE TARGET	ACTUAL FCF PER SHARE	FCF PERFORMANCE PERCENTAGE
2021	($0.01)	($0.42)	—
2022	$0.05	($0.07)	—
2023	$1.42	$1.37	—
TOTAL	$1.91	$0.88	0%
Other Compensation Elements
Employment Agreements.   In May 2023, we entered into an employment agreement with Mr. Schmitz, which provides for an initial term ending December 31, 2025, with automatic renewals for successive one-year periods unless either party provides at least 60 days advance written notice of non-renewal. The employment agreement with Mr. Schmitz provides for an annualized base salary of $800,000, a target annual incentive of 115% of his base salary and eligibility to receive annual equity awards. We also maintain employment agreements with Messrs. Swyka and Skarke which provide for an initial term of three years, with automatic renewals for successive one-year periods unless either party provides at least 60 days advance written notice of non-renewal.
The employment agreements contain certain restrictive covenants, including provisions that prohibit, with certain limitations, the NEO from competing with the Company and its affiliates, soliciting any of the Company’s or its affiliates’ customers, or soliciting or hiring any of the Company’s or its affiliates’ employees or inducing them to terminate their employment with the Company and its affiliates. These restrictions will generally apply during the term of the NEO’s employment with the Company and for one year following the termination date. The employment agreements each provide for severance payments and benefits upon certain qualifying terminations of employment, as described below under “2023 Executive Compensation Tables  —  Potential Payments Upon Termination or Change in Control.”
Benefit Plans.   We offer participation in broad-based retirement, health and welfare plans to all our employees. We currently maintain a plan intended to provide benefits under section 401(k) of the Code (the “401(k) Plan”), where employees are allowed to contribute portions of their base compensation into a retirement account in order to encourage all employees, including any participating NEO, to save for the future. During 2023, the 401(k) Plan provided a matching contribution in an amount up to 4% of a

60	Select Water Solutions

participant’s eligible compensation. We have not maintained and do not currently maintain a defined benefit pension plan or nonqualified deferred compensation plan.
Other Compensation-Related Guidelines and
Policies
Clawback Policy
In 2023, we adopted the Select Water Solutions, Inc. Clawback Policy, which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Exchange Act Rule 10D-1. In the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws or that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will recover the excess incentive-based compensation received by any covered executive officer, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated amounts.
Stock Ownership and Retention Guidelines
We maintain stock ownership and retention guidelines for all executive officers and directors of the Company. The guidelines are determined by using a multiple of the executive officer’s annual base salary or the non-employee director’s base annual retainer and converting it into a fixed number of shares. The minimum levels of stock ownership, reflecting recent increases in the minimum ownership guidelines for Executive Vice Presidents, Senior Vice Presidents, and Non-Employee Directors in early 2024, are outlined below:
TITLE	OWNERSHIP GUIDELINE
Chief Executive Officer	5x annual base salary
Chief Financial Officer	3x annual base salary
Executive Vice President	3x annual base salary
Senior Vice President	3x annual base salary
Chief Accounting Officer	1.5x annual base salary
Non-Employee Director	5x base annual retainer

Stock ownership levels must be achieved by the later of five years after the initial adoption of the guidelines or five years after the individual’s first appointment as an executive officer or non-employee director. Following any change in title or change in base salary of any executive officer, the corresponding ownership guideline for such person shall be revised accordingly. The executive officer must achieve the new stock ownership level within five years of the effective date of such change in title or base salary. Executive officers must retain all net shares received until the stock ownership guideline is attained unless approval is received from the Board of Directors.
Shares owned director or indirectly (including, for non-employee directors, shares directly owned by entities, or their affiliates, which are the primary employers of such non-employee directors) by the executive officer or non-employee director and time-vesting restricted shares are counted towards satisfaction of the guidelines. Unexercised stock options and unearned performance-based awards are not counted.

2024 Proxy Statement	61

All executive officers and Non-Employee Directors subject to these guidelines have satisfied the minimum ownership level or are on track to satisfy the guideline by the end of the five-year compliance period.
Anti-Hedging Policy
Because hedging transactions can present the appearance of a bet against the Company, hedging or monetization transactions, whether direct or indirect, involving any of the Company’s securities are completely prohibited with respect to all directors, officers, other employees, and consultants of the Company and its subsidiaries. In particular, “short sales” (sales of securities that the seller either does not own at the time of the sale or will not be delivered within 20 days of the sale) are prohibited under the Company’s Insider Trading Policy.
Our Insider Trading Policy applies to all directors, officers, other employees and certain contractors and consultants of the Company and its subsidiaries, and generally prohibits all transactions involving Company-based derivative securities, other than holding, exercising, or settling awards such as options, restricted stock, restricted stock units, or other derivative securities granted under a Company equity incentive plan or other substantially similar or related compensation-related transactions as otherwise expressly permitted by the Policy.
In addition, purchasing the Company’s common stock on margin (for example, borrowing money from a brokerage firm or other third party to fund the stock purchase) is strictly prohibited by the Insider Trading Policy, and pledging Company securities as collateral for a loan requires pre-approval from the Audit Committee.
Risk Management
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. Our management team regularly assesses the risks arising from our compensation policies and practices by reviewing and discussing the design features, characteristics, performance metrics at the company and segment levels and approval mechanisms of total compensation for all employees, including salaries, incentive plans, and equity-based compensation awards, to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company.
Our compensation philosophy and culture support the use of base salary, performance-based compensation, and benefits that are generally uniform in design and operation throughout our organization and across similarly-situated levels of employees. In addition, the following specific factors applicable to senior management, in particular, reduce the likelihood of excessive risk-taking:
•
Our compensation mix is balanced among (i) fixed components like salary and benefits, (ii) annual incentives that reward our overall short-term financial performance, business unit financial performance, operational measures, and individual performance, and (iii) a portfolio approach for equity-based awards, primarily consisting of ratable vesting and cliff vesting, each over a three-year period.

•
An important portion of our executive compensation is tied to how our stock price performs over a period of multiple years, with equity-based awards generally vesting over a three-year period. This minimizes the benefit of a temporary spike in stock price.

•
The Compensation Committee has discretion to reduce performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our stockholders.

•
Executive officers are subject to certain holding requirements and our Insider Trading Policy.

62	Select Water Solutions

Although a significant portion of the compensation provided to NEOs is performance-based, these programs are designed to encourage employees to remain focused on both our short- and long-term operational and financial goals that are reasonable in light of our past performance and market conditions. A portion of the variable compensation we provide is comprised of long-term incentives in the form of time-based restricted shares, which retain value even in a depressed market, so executives are less likely to take unreasonable risks.
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The following report of the Compensation Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference to our Annual Report on Form 10-K.
Compensation Committee of the Board of Directors,
GAYLE L. BURLESON, CHAIRMAN
LUIS FERNANDEZ-MORENO, MEMBER
DOUGLAS J. WALL, MEMBER

2024 Proxy Statement	63

2023 EXECUTIVE COMPENSATION TABLES
2023 Summary Compensation Table
The following table summarizes, with respect to our NEOs, information relating to compensation for services rendered in all capacities during the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
John D. Schmitz Chairman, President, and Chief Executive Officer	2023	792,308	230,000	2,787,281	566,628	13,289	4,389,506
	2022	600,000	258,750	6,074,602	675,726	6,189	7,615,267
	2021	576,923	270,929	6,521,966	393,714	3,320	7,766,852
Nick L. Swyka Former Chief Financial Officer and Senior Vice President	2023	360,000	51,840	603,321	177,379	13,289	1,205,829
	2022	359,901	51,840	1,508,371	225,634	6,189	2,151,935
	2021	306,000	57,600	875,312	164,333	3,149	1,406,394
Michael C. Skarke Chief Operating Officer and Executive Vice President	2023	388,846	68,640	653,600	192,161	24,089	1,327,336
	2022	350,684	63,072	1,508,371	225,634	16,989	2,164,750
	2021	263,500	49,600	763,409	141,509	2,724	1,220,742
Christopher K. George Executive Vice President and Chief Financial Officer; Former Senior Vice President, Corporate Development, Investor Relations, Sustainability & Treasurer	2023	340,000	68,000	569,802	167,525	13,289	1,158,616
	2022	321,934	54,672	1,547,290	213,098	5,298	2,142,292
Cody J. Ortowski Executive Vice President, Business Strategy	2023	365,000	73,000	611,702	179,843	13,289	1,242,834
	2022	365,000	51,602	1,122,983	269,517	6,189	1,815,291
	2021	365,000	68,800	963,249	196,286	1,180	1,594,515

(1)
The amounts reported in this column represent the individual strategic performance component of our 2023 STI Plan.

(2)
The amounts reported in this column for 2023 represent the aggregate grant date fair value of restricted shares and PSUs granted during fiscal year 2023, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. The amount reported with respect to PSUs is based on the probable outcome of the applicable performance conditions. Assuming maximum performance of the PSU performance conditions, the grant date fair value of such awards would be as follows: $2,258,082 for Mr. Schmitz; $488,773 for Mr. Swyka; $529,506 for Mr. Skarke; $461,618 for Mr. George and $495,564 for Mr. Ortowski. For additional information regarding the assumptions underlying this calculation please see Note 12 to our consolidated financial statements for the year ended December 31, 2023, which is included in our Annual Report on Form 10-K for the year ended December 31, 2023. See the section of our CD&A above entitled “2023 Executive Compensation Program  —  Long-Term Incentives” and the “Grants of Plan Based Awards” table below for additional information regarding these awards.

(3)
The portion of the 2023 annual cash incentive awards related to achievement of company-wide

64	Select Water Solutions

performance metrics is reflected in this column, with the portion of the 2023 annual cash incentive awards related to individual strategic performance reflected in the “Bonus” column.
(4)
Amounts reported in this column for 2023 represent Company contributions to the NEOs’ 401(k) Plan accounts and the cost of Company-provided life insurance. Amounts reported in this column for 2021 and 2022 have been updated to include the cost of Company-provided life insurance that was inadvertently excluded in such years. For Mr. Skarke, this column also reflects $10,800 in an automobile allowance.

2023 Grants of Plan-Based Awards
The table below includes information about awards granted to our NEOs during 2023 under the 2016 Plan and the STI Plan.
NAME	GRANT DATE	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
John D. Schmitz		$345,000	$644,000	$1,214,400
FCF PSU	2/24/23				50,641	101,282	177,244		$748,474
Relative ROA PSU	2/24/23				50,641	101,282	177,244		$541,859
RSA	2/24/23							202,564	$1,496,948
Nick L. Swyka		$108,000	$201,600	$380,160
FCF PSU	2/24/23				10,962	21,923	38,365		$162,011
Relative ROA PSU	2/24/23				10,962	21,923	38,365		$117,288
RSA	2/24/23							43,846	$324,022
Michael C. Skarke		$117,000	$218,400	$411,840
FCF PSU	2/24/23				11,875	23,750	41,563		$175,513
Relative ROA PSU	2/24/23				11,875	23,750	41,563		$127,063
RSA	2/24/23							47,500	$351,025
Christopher K. George		$102,000	$190,400	$359,040
FCF PSU	2/24/23				10,353	20,705	36,234		$153,010
Relative ROA PSU	2/24/23				10,353	20,705	36,234		$110,772
RSA	2/24/23							41,410	$306,020
Cody J. Ortowski		$109,500	$204,400	$385,440
FCF PSU	2/24/23				11,114	22,228	38,899		$164,265
Relative ROA PSU	2/24/23				11,114	22,227	38,897		$118,914
RSA	2/24/23							44,455	$328,522

(1)
The amounts in these columns represent the potential threshold, target and maximum payouts with respect to the company-wide metrics under the 2023 annual cash incentive program under the STI Plan. The amounts reflected herein do not include amounts that may be earned with respect to the individual strategic performance component of the 2023 annual cash incentive program.

(2)
The amounts in these columns represent the number of PSUs granted in 2023 that would become earned upon achievement of threshold, target and maximum levels of performance. The actual number of Relative ROA PSUs and FCF PSUs that will become earned and vest will not be determinable until after the three-year performance period ending December 31, 2025.

(3)
The amounts shown in this column represent the number of restricted shares granted to the NEOs. The restricted shares vest in one-third increments on each of February 24, 2024, February 24, 2025, and February 24, 2026.

2024 Proxy Statement	65

(4)
The amounts shown in this column represent the aggregate grant date fair value of restricted shares and PSUs granted during fiscal year 2023, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. For additional information regarding the assumptions underlying this calculation please see Note 12 to our consolidated financial statements for the year ended December 31, 2023, which is included in our Annual Report on Form 10-K for the year ended December 31, 2023. See the section of our CD&A above entitled “2023 Executive Compensation Program  —  Long-Term Incentives.”

66	Select Water Solutions

Outstanding Equity Awards at 2023 Fiscal Year End
The following table reflects information regarding outstanding equity-based awards held by our NEOs as of December 31, 2023.
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(2)
John D. Schmitz	216,853	—	$30.75	1/19/2028	1,189,355	$9,027,204	832,014	$6,314,986
	195,749	—	$25.63	1/19/2028
	172,244	—	$20.50	1/19/2028
Nick L. Swyka	—	—	—	—	139,867	$1,061,591	194,431	$1,475,727
Michael C. Skarke	9,549	—	$20.00	1/23/2024	141,047	$1,070,547	195,259	$1,482,012
Christopher K. George	2,134	—	$20.00	2/7/2027	129,089	$979,786	159,841	$1,213,193
Cody J. Ortowski	—	—	—	—	117,291	$890,239	218,456	$1,658,079

(1)
The awards reported in this column include restricted shares granted to our NEOs, which vest as set forth in the following table, generally subject to the NEO’s continued employment with us through the applicable vesting date:

NAME	NUMBER OF RESTRICTED SHARES	REMAINING VESTING SCHEDULE
John D. Schmitz	600,000	January 1, 2024
	194,552	February 24, 2024
	72,265	March 5, 2024
	119,974	One-half on each of February 24, 2024 and February 24, 2025
	202,564	One-third on each of February 24, 2024, February 24, 2025 and February 24, 2026
Nick L. Swyka	48,638	February 24, 2024
	17,812	March 5, 2024
	29,571	One-half on each of February 24, 2024 and February 24, 2025
	43,846	One-third on each of February 24, 2024, February 24, 2025 and February 24, 2026
Michael C. Skarke	48,638	February 24, 2024
	15,338	March 5, 2024
	29,571	One-half on each of February 24, 2024 and February 24, 2025
	47,500	One-third on each of February 24, 2024, February 24, 2025 and February 24, 2026
Christopher K. George	53,501	February 24, 2024
	6,250	March 5, 2024
	27,928	One-half on each of February 24, 2024 and February 24, 2025
	41,410	One-third on each of February 24, 2024, February 24, 2025 and February 24, 2026
Cody J. Ortowski	16,212	February 24, 2024
	21,276	March 5, 2024
	35,348	One-half on each of February 24, 2024 and February 24, 2025
	44,455	One-third on each of February 24, 2024, February 24, 2025 and February 24, 2026

(2)
The amounts in these columns were calculated by multiplying the number of awards reported by $7.59, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 29, 2023, the last trading day of 2023.

(3)
The awards reported in this column represent PSUs granted to our NEOs during fiscal year 2022 (for the performance period ending December 31,

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2024) and fiscal year 2023 (for the performance period ending December 31, 2024), as provided in the table below. In accordance with SEC rules, the number of outstanding PSUs reported reflects (i) the maximum number of the 2022 Relative ROA PSUs, (ii) the maximum number of 2022 FCF PSUs, (iii) the maximum number of 2023 Relative ROA PSUs, and (iv) the maximum number of 2023 FCF PSUs. The number of PSUs reported herein is not necessarily indicative of the actual payout that will be earned, if any, at the end of the applicable performance periods.
NAME	NUMBER OF 2022 RELATIVE ROA PSUS	NUMBER OF 2022 FCF PSUS	NUMBER OF 2023 RELATIVE ROA PSUS	NUMBER OF 2023 FCF PSUS
John D. Schmitz	157,465	157,465	177,244	177,244
Nick L. Swyka	38,812	38,812	38,365	38,365
Michael C. Skarke	38,812	38,812	41,563	41,563
Christopher K. George	36,656	36,656	36,234	36,234
Cody J. Ortowski	46,394	46,394	38,897	38,899

2023 Option Exercises and Stock Vested
The table below reflects restricted shares granted under the 2016 Plan which vested during the fiscal year ended December 31, 2023. None of our NEOs exercised outstanding stock options during the fiscal year ended December 31, 2023.
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
John D. Schmitz	326,805	$2,451,221
Nick L. Swyka	101,703	$770.725
Michael C. Skarke	96,386	$728,774
Christopher K. George	80,898	$604,552
Cody J. Ortowski	79,610	$611,179

(1)
The value realized on vesting was calculated as the number of restricted shares that vested (including shares withheld for tax withholding purposes) multiplied by the closing price of our Class A common stock on the applicable vesting date (or the last trading date immediately preceding the vesting date if such vesting date was not a trading date).

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Potential Payments Upon Termination or Change in Control
Award Agreements with Mr. Schmitz
Schmitz 2021 Annual Restricted Share Award.   Pursuant to the applicable award agreements by and between the Company and Mr. Schmitz under the 2016 Plan, in the event that Mr. Schmitz’s employment is terminated by the Company without “Cause” or by Mr. Schmitz for “Good Reason,” or due to Mr. Schmitz’s death or “Disability,” and provided that Mr. Schmitz timely signs (and does not revoke) a release in favor of the Company and its affiliates, the portion of his 2021 restricted shares that corresponds with the other NEOs’ annual 2021 restricted share awards that is unvested would immediately accelerate and vest. For the avoidance of doubt, Mr. Schmitz’s PSUs are subject to the terms described below under “Equity Incentive Plan Awards  —  Performance Share Units,” and the restricted shares granted to Mr. Schmitz during 2022 and 2023 are subject to the terms described below under “Equity Incentive Plan Awards  —  Restricted Shares.”
As used in the applicable award agreement, “Cause” and “Disability” generally have the same meanings set forth below under “— Equity Incentive Plan Awards” and “Good Reason” has the same meaning as under Mr. Schmitz employment agreement set forth below under “— Employment Agreements.”
2021 Schmitz Special RSA.   In connection with Mr. Schmitz’s appointment as our President and Chief Executive Officer, the Company granted him a one-time special award of restricted shares under the 2016 Plan (the “2021 Schmitz Special RSA”). In the event that Mr. Schmitz’ employment is terminated by the Company without “Cause” or by Mr. Schmitz for “Good Reason,” Mr. Schmitz will be entitled to vest in a pro rata portion (based on the number of days in which Mr. Schmitz was employed during the vesting period) of the 2021 Schmitz Special RSA immediately upon such termination of employment; provided, however, in the event the average daily trading price of the Company’s Class A common stock exceeds $12.50 for 90 consecutive trading days (the “Stock Price Condition”) during Mr. Schmitz’s period of employment with the Company, and Mr. Schmitz’s employment is terminated by the Company without Cause or by Mr. Schmitz for Good Reason, Mr. Schmitz will be entitled to vest in 100% of the 2021 Schmitz Special RSA upon such termination without pro ration.
As used in Mr. Schmitz’s 2021 Schmitz Special RSA award agreement, “Cause” and “Good Reason” generally have the same meanings as in his 2021 annual restricted share award agreement described above.
Employment Agreements
Mr. Schmitz.   The employment agreement with Mr. Schmitz provides that if his employment is terminated by the Company without “Cause”, upon expiration of the initial term or a renewal term as a result of the Company’s issuance of a notice of non-renewal, by Mr. Schmitz for “Good Reason” or due to his death or “Disability”, then, subject to execution and non-revocation of a release of claims, Mr. Schmitz will be entitled to receive the following benefits:
•
Severance payment in an amount equal to two times (or three times if the termination occurs within 60 days prior to or within 24 months after the occurrence of a “Change in Control”) the sum of (i) his annualized base salary and (ii) his target bonus under the STI Plan for the year in which the termination occurs, payable in installments over 24 months (or 36 months if such termination occurs within 60 days prior to or within 24 months after the occurrence of a Change in Control);

•
Lump sum payment of an amount equal to a prorated portion of his bonus under the STI Plan for the calendar year in which his termination occurs, if any, as determined in accordance with the performance criteria established under the STI Plan, payable at the same time such bonuses are paid to active executive officers;

2024 Proxy Statement	69

•
Lump sum payment of his earned but unpaid bonus under the STI Plan for the calendar year prior to the year in which his termination occurs, if any, payable at the same time such bonuses are paid to active executive officers; and

•
If Mr. Schmitz elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), monthly reimbursement for up to 18 months for group health plan continuation coverage premiums.

The employment agreement provides that, in the event any payments to Mr. Schmitz constitute excess parachute payments within the meaning of Section 280G of the Code, payments under the employment agreement will be reduced or paid, whichever produces the better net after-tax position for Mr. Schmitz.
As used in Mr. Schmitz’s employment agreement:
•
“Cause” generally means Mr. Schmitz’s (i) gross negligence or willful misconduct in the performance of his duties; (ii) material breach of any material provision of any Company policy or code of conduct; (iii) willful engagement in conduct that is materially injurious to the Company; or (iv) conviction of or plea of nolo contendre to, or adjusted probation or deferred adjudication received in connection with, any felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally has the same meaning set forth below under “— Equity Incentive Plan Awards.”

•
“Good Reason” generally means (i) a material diminution in the NEO’s base salary (other than a reduction of 25% or less that applies to all executive officers) or (ii) Mr. Schmitz ceasing to be Chief Executive Officer, in each case, subject to notice and cure periods.

Mr. Swyka and Mr. Skarke.   The employment agreements with Mr. Swyka and Mr. Skarke provide that if the NEO’s employment is terminated prior to the expiration of the term by the NEO for “Good Reason,” by the Company without “Cause” (and not as a result of the NEO’s disability), or as a result of the NEO’s death, then, subject to execution and non-revocation of a release of claims, the NEO will be entitled to receive the following benefits:
•
Severance payment in an amount equal to the sum of (i) 12 months (or 18 months if the termination occurs on or within 15 months after the occurrence of a “Change in Control”) of his annualized base salary at the time of the NEO’s termination and (ii) one times (or 1.5 times if the termination occurs on or within 15 months after the occurrence of a Change in Control) the target bonus under the STI Plan for the year in which the termination occurs, payable in installments over 12 months (or 18 months if such termination is on or within 15 months after the occurrence of a Change in Control);

•
Lump sum payment of an amount equal to a prorated portion of the NEO’s bonus under the STI Plan for the calendar year in which his termination occurs, if any, as determined in accordance with the performance criteria established under the STI Plan, payable at the same time such bonuses are paid to active executive officers; and

•
If the NEO elects continuation coverage under COBRA, monthly reimbursement for up to 15 months in an amount equal to the difference between the group health plan continuation coverage premiums and the amount that active, similarly situated employees of the Company pay for similar coverage.

The employment agreements provide that, in the event any payments to Mr. Swyka or Mr. Skarke constitute excess parachute payments within the meaning of Section 280G of the Code, payments under the employment agreement will be reduced or paid, whichever produces the better net after-tax position for the NEO.
As used in Mr. Swyka’s and Mr. Skarke’s employment agreements:
•
“Cause” generally means the NEO’s (i) material breach of the employment agreement or any other written agreement with the Company, (ii) breach of any law applicable to the workplace or employment relationship or breach of any policy or code of conduct, (iii) gross negligence, willful

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misconduct, breach of fiduciary duty, fraud, theft or embezzlement, (iv) commission of, or conviction or indictment of him for, or plea of nolo contendre by him to, any felony or crime involving moral turpitude, or (v) failure to perform his obligations or follow any lawful directive from the Company, subject to a notice and cure provision.
•
“Change in Control” generally has the same meaning set forth below under “— Equity Incentive Plan Awards.”

•
“Good Reason” generally means (i) a material diminution in the NEO’s base salary, (ii) a material diminution in the NEO’s title or authority, duties and responsibilities, (iii) a geographic relocation of the NEO’s principal place of employment by more than 50 miles, or (iv) a material reduction in the NEO’s target bonus under the STI Plan, in each case, subject to notice and cure provisions.

Equity Incentive Plan Awards
Performance Share Units.   Upon a termination of an NEO’s employment as a result of (i) a termination by the Company without “Cause,” (ii) a resignation for “Good Reason,” or (iii) such NEO’s death or “Disability,” the service requirement with respect to the PSUs shall be deemed to be satisfied, and such PSUs shall remain outstanding and subject to actual performance through the end of the applicable performance period. Upon an NEO’s “Retirement,” the service requirement with respect to a prorated portion of the NEO’s target PSUs shall be deemed to be satisfied, and such prorated portion shall remain outstanding and subject to actual performance through the end of the applicable performance period.
Upon a “Change in Control,” a prorated portion of the target PSUs held by the NEOs will become earned to the extent the performance goal has been achieved as of the Change in Control date assuming the performance period ended on the date of such Change in Control. The remaining prorated portion of the target PSUs shall remain outstanding following such Change in Control; provided that, if the Company does not continue following such Change in Control, the surviving, continuing, or purchasing entity shall provide for a replacement or substitute award on substantially similar terms to the PSUs.
Restricted Shares.   The unvested restricted shares held by our NEOs (other than as described above for Mr. Schmitz) will become fully vested if the NEO’s employment is terminated as a result of such NEO’s death or Disability. Upon an NEO’s Retirement, a prorated portion of the unvested restricted shares will become vested. Additionally, if the NEO is terminated by the Company without Cause or resigns for Good Reason within the two-year period following a Change in Control, the unvested restricted shares will become fully vested. In addition to these accelerated vesting provisions, restricted shares granted to the NEOs in 2022 and 2023 will immediately become vested upon termination of an NEO’s employment by the Company without Cause so long as such termination of employment or other service relationship occurs on or after the first anniversary of the date of grant.
As used in the foregoing equity incentive plan awards:
•
“Cause” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists, generally means that the NEO has (i) engaged in gross negligence or willful misconduct in the performance of the NEO’s duties, (ii) materially breached any material provision of a written agreement between the NEO and the Company or corporate policy or code of conduct, (iii) willfully engaged in conduct that is materially injurious to the Company or its affiliates, or (iv) been convicted of, pleaded no contest to or received adjudicated probation or deferred adjudication in connection with, a felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally means the occurrence of any of the following: (i) acquisition by any person of securities possessing more than 50% of the total voting power of the Company, (ii) a majority of the members of the Board are replaced by directors whose appointment or election is not endorsed by at least a majority of the members of the Board prior to the date of such appointment or election, (iii) consolidation, merger or other transaction involving the Company if, after such transaction, the stockholders immediately prior to such transaction do not possess ownership of securities representing at least 50% of the voting power of the Company or surviving or continuing corporation, (iv) sale of all or substantially all of the assets of the Company, or (v) a

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liquidation, dissolution or winding up of the Company. For purposes of the PSUs, a Change in Control must also constitute a “change in control event” under Section 409A of the Code.
•
“Disability” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists generally means the NEO’s inability to perform his duties, with reasonable accommodation, due to mental or physical impairment that continues (or can reasonably be expected to continue) for (i) 90 consecutive days or (ii) 180 days out of any 365-day period.

•
“Good Reason” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists generally means (i) a material diminution in the NEO’s base salary or (ii) a geographic relocation of the NEO’s principal place of employment by more than 50 miles, subject, in each case, to notice and cure provisions.

•
“Retirement” generally means the NEO’s voluntary resignation on or after attaining age 55 and completing ten or more full years of service with the Company or its affiliates.

The foregoing description is not intended to be a comprehensive summary of the individual NEO agreements or equity incentive plan awards and is qualified in its entirety by reference to such agreements, which are on file with the SEC. The following table sets forth the payments and benefits that would be received by each NEO in the event of a termination of employment or a change in control of the Company had occurred on December 31, 2023. As of December 31, 2023, only Mr. Schmitz was retirement eligible for purposes of outstanding equity incentive plan awards.
NAME	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	QUALIFYING TERMINATION ($)(1)	QUALIFYING TERMINATION W/IN THE CIC PROTECTION PERIOD ($)(2)	CHANGE IN CONTROL ($)(3)
John D. Schmitz
Cash Severance	$3,440,000	$3,440,000	—	$3,440,000	$5,160,000	—
Pro-Rated 2023 Bonus(4)	$796,628	$796,628	—	$796,628	$796,628	—
COBRA Reimbursements(5)	$24,157	$24,157	—	$24,157	$24,157	—
Restricted Shares(6)	$9,027,204	$9,027,204	—	$7,489,744	$9,027,204	—
PSUs(7)	$2,903,357	$2,903,357	$1,420,433	$2,903,357	$2,903,357	$1,420,433
TOTAL	$16,191,347	$16,191,347	$1,420,433	$10,393,101	$11,930,562	$1,420,433
Nick L. Swyka
Cash Severance	$648,000	—	—	$648,000	$972,000	—
Pro-Rated 2023 Bonus(4)	$229,219	—	—	$229,219	$229,219	—
COBRA Reimbursements(5)	$28,955	—	—	$28,955	$28,955	—
Restricted Shares(6)	$1,061,591	$1,061,591	—	$593,606	$1,061,591	—
PSUs(7)	$669,453	$669,453	—	$669,453	$669,453	$335,372
TOTAL	$2,637,217	$1,731,044	—	$2,169,233	$2,961,217	$335,372
Michael C. Skarke
Cash Severance	$558,000	—	—	$558,000	$558,000	—
Pro-Rated 2023 Bonus(4)	$260,801	—	—	$260,801	$260,801	—
COBRA Reimbursements(5)	$28,460	—	—	$28,460	$28,460	—
Restricted Shares(6)	$1,070,547	$1,070,547	—	$593,606	$1,070,547	—
PSUs(7)	$697,187	$697,187	—	$697,187	$697,187	$344,616
TOTAL	$2,614,995	$1,767,734	—	$2,138,054	$2,893,995	$344,616
Christopher K. George
Restricted Shares(6)	$979,786	$979,786	—	$618,046	$979,786	—
PSUs(7)	$632,262	$632,262	—	$632,262	$632,262	$316,741

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NAME	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	QUALIFYING TERMINATION ($)(1)	QUALIFYING TERMINATION W/IN THE CIC PROTECTION PERIOD ($)(2)	CHANGE IN CONTROL ($)(3)
TOTAL	$1,612,048	$1,612,048	—	$1,250,308	$1,612,048	$316,741
Cody J. Ortowski
Restricted Shares(6)	$890,239	$890,239	—	$391,340	$890,239	—
PSUs(7)	$739,850	$739,850	—	$739,850	$739,850	$380,763
TOTAL	$1,630,089	$1,630,089	—	$1,131,191	$1,630,089	$380,763

(1)
A qualifying termination generally includes a termination without Cause or a resignation for Good Reason; provided, however, that with respect to the restricted shares granted in 2022 and 2023, a qualifying termination is limited to a termination without Cause.

(2)
A qualifying termination during the CIC Protection Period generally includes a termination without Cause or a resignation for Good Reason during (i) with respect to the benefits under Mr. Schmitz’s employment agreement, the period beginning 60 days prior and ending 24 months after a Change in Control; (ii) with respect to the benefits under Mr. Swyka’s and Mr. Skarke’s employment agreements, the 15-month period following a Change in Control; and (iii) with respect to outstanding restricted shares (other than the restricted shares granted to Mr. Schmitz during 2021), the two-year period following a Change in Control. The CIC Protection Period does not apply to Mr. Schmitz’s 2021 restricted shares, but he would receive the same benefits upon a qualifying termination with or without a Change in Control per the terms of the applicable award agreements governing his equity awards.

(3)
These amounts are calculated by multiplying the number of PSUs that would become earned upon a change in control by $7.59, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 29, 2023, the last trading day of 2023. The amounts provided herein are calculated based on actual performance through December 31, 2023, but the actual number of PSUs that would become earned upon a Change in Control would be determined based on performance as of the date of the Change in Control. For purposes of this column, the 2022 FCF PSUs would have reached threshold performance, the 2022 Relative ROA PSUs would have reached target performance, the 2023 FCF PSUs would have reached target performance and the 2023 Relative ROA PSUs would have reached target performance.

(4)
These amounts are calculated based on the pro-rated portion of the actual 2023 bonus earned by the NEO under the STI Plan; however, because we have assumed that the termination of employment occurred on December 31, 2023, this reflects the full amount of the actual 2023 bonus under the STI Plan for such NEO.

(5)
The COBRA reimbursement amounts are based on premiums and elections as of December 31, 2023, which are assumed for purposes of this table to remain the same throughout the applicable reimbursement period.

(6)
These amounts are calculated by multiplying the number of restricted shares that vest upon the applicable termination of employment by $7.59, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 29, 2023.

(7)
These amounts are calculated by multiplying the number of PSUs for which the service requirement would be deemed satisfied as of the date of the applicable termination of employment by $7.59, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 29, 2023. The amounts provided herein are calculated based on actual performance through December 31, 2023, but the actual number of PSUs that would become earned would be determined based on performance as of the end of the applicable performance period. For purposes of these amounts, as of December 31, 2023, the 2022 FCF PSUs would have reached threshold performance, the 2022 Relative ROA PSUs would have reached target performance, the 2023 FCF PSUs would have reached target performance and the 2023 Relative ROA PSUs would have reached

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target performance. See Note 3 to this table for an explanation of the value included in this table for the PSUs that would become earned as of a change in control.
Separation Agreement with Mr. Swyka
In connection with his termination without “Cause” effective March 29, 2024, Mr. Swyka and the Company entered into a separation agreement that provides for the severance benefits and payments describe above under “— Employment Agreements — Mr. Swyka and Mr. Skarke” and “— Equity Incentive Plan Awards.”

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PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between executive compensation and the Company’s financial performance for each of the four years in the period ended December 31, 2023. In accordance with the applicable SEC rules, the adjustments described and quantified below were made to the values reported in the Summary Compensation Table for each applicable year to determine the “actual” compensation paid to our principal executive officers (“PEOs”) and the average “actual” compensation paid to our other NEOs.
The following table summarizes compensation values reported in the Summary Compensation Table for our PEO and the average for our other NEOs, as compared to “compensation actually paid” or “CAP” and the Company’s financial performance for the years ended December 31, 2023, 2022, 2021, and 2020:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR JOHN SCHMITZ ($)(1)	SUMMARY COMPENSATION TABLE TOTAL FOR HOLLI LADHANI ($)(1)	COMPENSATION ACTUALLY PAID TO JOHN SCHMITZ ($)(1)(2)	COMPENSATION ACTUALLY PAID TO HOLLI LADHANI ($)(1)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)(3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)(2)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (LOSS) ($M)(6)	ADJUSTED EBITDA ($M)(7)
							TSR ($)(4)	PEER GROUP ($)(5)
2023	$4,389,506	N/A	$1,640,954	N/A	$1,233,654	$861,017	$84.05	$107.14	$79.2	$258.3
2022	$7,615,267	N/A	$10,649,825	N/A	$2,161,293	$1,783,376	$100.11	$107.11	$54.9	$194.8
2021	$7,766,852	$3,265,117	$7,344,500	$3,185,568	$1,366,099	$1,447,609	$67.13	$67.34	$(50.1)	$50.0
2020	N/A	$4,226,328	N/A	$1,012,595	$1,229,165	$484,329	$44.18	$56.62	$(401.7)	$20.9
(1)
Mr. Schmitz was appointed as Chief Executive Officer effective January 3, 2021. Ms. Ladhani’s employment and service relationship with the Company terminated on January 3, 2021. The following individuals served as our PEOs for the following years:

2023 & 2022: John Schmitz
2021: John Schmitz, Holli Ladhani
2020: Holli Ladhani
(2)
In accordance with Item 402(v) of Regulation S-K, the Company deducted from and added to the Summary Compensation Table total compensation the following amounts to calculate compensation actually paid for our PEO and average compensation actually paid for our Non-PEO NEOs in each respective year. As the NEOs do not participate in any defined benefit plans, no pension value was reported in the Summary Compensation Table total and thus no adjustments were required for pension service cost. There are no material differences between the assumptions used to compute the valuation of the equity awards for calculating the compensation actually paid from the assumptions used to compute the valuation of such equity awards as of the grant date.

	JOHN SCHMITZ	AVERAGE NON-PEO NEOS
2023 Total Compensation from Summary Compensation Table	$4,389,506	$1,233,654
Adjustments for Equity Awards
Less, grant date values in the Summary Compensation Table	$(2,787,281)	$(609,606)
Plus, year-end fair value of unvested awards granted in the current year	$2,824,755	$617,802

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	JOHN SCHMITZ	AVERAGE NON-PEO NEOS
Plus (less), year-over-year difference of year-end fair values for unvested awards granted in prior years	$(2,070,907)	$(257,339)
Plus, fair value as of the vesting date for awards granted and vested in current year	$0	$0
Plus (less), difference between prior year-end fair values and vesting date fair values for awards granted in prior years that vested in current year	$(715,119)	$(123,494)
Less, forfeitures during current year equal to prior year-end fair value	$0	$0
Plus, dividends or dividend equivalents not otherwise included in the total compensation	$0	$0
Total Adjustments for Equity Awards	$(2,748,552)	$(372,637)
Compensation Actually Paid for 2023	$1,640,954	$861,017

(3)
The Average Summary Compensation Table Total for Non-PEO NEOs and Average Compensation Actually Paid to Non-PEO NEOs reflect the average compensation for the following executives by year:

2023: Nick Swyka, Michael Skarke, Christopher George, Cody Ortowski
2022: Nick Swyka, Michael Skarke, Christopher George, Cody Ortowski, Adam Law
2021: Nick Swyka, Michael Skarke, Cody Ortowski, Adam Law
2020: Nick Swyka, Cody Ortowski, Adam Law, Paul Pistono
(4)
Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.

(5)
The peer group is comprised of the companies in the PHLX Oil Service Index. The Pay Versus Performance disclosure in our 2023 proxy statement included mathematical calculation in the peer group TSR disclosed for 2020, 2021, and 2022, which have been corrected in this column.

(6)
The amounts in this column represent the amount of net income reflected in the Company’s audited financial statements for the applicable year. The Pay Versus Performance disclosure in our 2023 proxy statement inadvertently reported net income attributable to Select rather than overall net income for 2020, 2021, and 2022. The amounts in this column have been adjusted to reflect the Company’s net income for such years.

(7)
The amounts in this column represent the amount of Adjusted EBITDA, which is calculated as consolidated earnings before interest, taxes, depreciation, and amortization (“EBITDA”), plus/(minus) loss/(income) from discontinued operations, plus any impairment and abandonment charges or asset write-offs, plus non-cash losses on the sale of assets or subsidiaries, non-recurring compensation expense, non-cash compensation expense, and non-recurring or unusual expenses or charges, including severance expenses, transaction costs, or facilities-related exit and disposal-related expenditures, plus/(minus) foreign currency losses/(gains), plus/(minus) losses/(gains) on unconsolidated entities and plus tax receivable agreements expense less bargain purchase gains from business combinations.

76	Select Water Solutions

Narrative Disclosure to Pay Versus Performance Table
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•
the Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•
the Company’s net income; and

•
the Company Selected Measure, which for Select is adjusted EBITDA.

CAP, Company TSR & Peer Group TSR

2024 Proxy Statement	77

CAP and Net Income
CAP and Adjusted EBITDA

78	Select Water Solutions

Disclosure of Most Important Performance Measures for 2023 Fiscal Year
The measures listed below represent the most important financial performance measures that we used to determine compensation actually paid to our NEOs for fiscal year 2023. For more detail regarding these financial performance measures, please see “Compensation Discussion and Analysis  —  2023 Executive Compensation Program.”
MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
Adjusted EBITDA
Free Cash Flow Per Share
Return on Assets
Total Stockholder Return

2024 Proxy Statement	79

CEO PAY RATIO
Our CEO had annual total compensation for 2023 of $4,389,506, as reflected in the 2023 Summary Compensation Table (“CEO Compensation”). We estimate that the annual total compensation of the median compensated of all employees of the Company and its consolidated subsidiaries as of December 31, 2023 (the “Determination Date”), excluding our CEO, was $81,921, which amount comprises all applicable elements of compensation for 2023 in accordance with Item 402(c)(2)(x) of Regulation S-K (the “Median Annual Compensation”). The ratio of the CEO Compensation to the Median Annual Compensation was approximately 54:1.
To identify the employee who received the Median Annual Compensation (the “Median Employee”), we measured annual base pay (consisting of regular base earnings and overtime) based on payroll records for 4,282 employees, representing all full-time, part-time, seasonal, temporary and contract employees (whose compensation is determined by the Company) of the Company, excluding our CEO, and our consolidated subsidiaries as of the Determination Date. In determining the Median Employee, we did not annualize compensation for employees who worked less than all of 2023.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

80	Select Water Solutions

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee currently consists of Ms. Burleson and Messrs. Fernandez-Moreno and Wall. Mr. Delaney, a former director, served as chairman of the Compensation Committee until our 2023 Annual Meeting of Stockholders. Our Chairman, President and Chief Executive Officer, John D. Schmitz, and Mr. Delaney sit on the board of directors of Silver Creek Exploration, an entity for which one of our directors, Mr. Burnett, serves as President and Chief Executive Officer. In addition, our Chairman, President and Chief Executive Officer, John D. Schmitz, and former director, Mr. Delaney sit on the board of directors of Endurance Lift Holdings, LLC, an entity for which one of our directors, Mr. Schmitz, serves as Chief Executive Officer. None of our other executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No other member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company. For additional information, please see “Certain Relationships and Related Party Transactions — Historical Transactions with Related Parties.”

2024 Proxy Statement	81

CERTAIN RELATIONSHIPS
AND RELATED PARTY
TRANSACTIONS
Policies and Procedures for Review of Related Person Transactions
A “Related Party Transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest. A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•
any person who is known by us to be the beneficial owner of more than 5% of our Class A common stock;

•
any immediate family member of any of the foregoing persons, which means any family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage or adoption, including child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A common stock; and

•
any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a substantial ownership interest or control of the entity.

Our Board adopted a written related party transactions policy prior to the completion of our initial public offering in 2017. Pursuant to this policy, our Audit Committee will review all material facts of all Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances; and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy will require that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules, and regulations.
Related Party Transactions
SEC Holdings LLC Agreement
Exchange Rights.   Each holder of SES Holdings LLC Units (other than us and our subsidiaries) holds one share of our Class B common stock for each SES Holdings LLC Unit held by such holder. Subject to certain limitations, pursuant to the Eighth Amended and Restated Limited Liability Company Agreement of SES Holdings, as amended from time to time (the “SES Holdings LLC Agreement”), holders of SES Holdings LLC Units other than us and our subsidiaries have the right (the “Exchange Right”) to exchange such holder’s SES Holdings LLC Units for, at SES Holdings’ election, (i) shares of our Class A common stock on a one-for-one basis, subject to conversion rate adjustments for stock splits, stock dividends,

82	Select Water Solutions

reclassification and other similar transactions, or (ii) cash in an amount equal to the Cash Election Value (as defined below) of such Class A common stock. Alternatively, upon any exercise of any Exchange Right, we (instead of SES Holdings) will have the right (our “Call Right”) to acquire the tendered SES Holdings LLC Units from the exchanging unitholder for, at our election, (i) the number of shares of our Class A common stock the exchanging unitholder would have received pursuant to the Exchange Right, or (ii) cash in an amount equal to the Cash Election Value. In connection with any exchange of SES Holdings LLC Units pursuant to an Exchange Right or our Call Right, the corresponding number of shares of Class B common stock will be cancelled. As holders exchange their SES Holdings LLC Units, our membership interest in SES Holdings will be correspondingly increased, the number of shares of Class A common stock outstanding will be increased, and the number of shares of Class B common stock outstanding will be reduced.
“Cash Election Value” means, with respect to the shares of Class A common stock to be delivered to the exchanging unitholder by us pursuant to our Call Right, (i) if our Class A common stock is then admitted to trading on a national securities exchange, the amount that would be received if the number of shares of Class A common stock to which the exchanging unitholder would otherwise be entitled were sold at a per share price equal to the trailing 10-day volume weighted average price of a share of Class A common stock the day prior to the relevant exchange notice date, net of actual or deemed offering expenses, or (ii) if our Class A common stock is not then admitted to trading on a national securities exchange, the value that would be obtained in an arm’s length transaction for cash between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, and without regard to the particular circumstances of the buyer and the seller, as determined by us, net of deemed offering expenses.
We are required to pay any stamp or other similar tax in respect of any issuance of our securities upon the exercise of the Exchange Right or our Call Right, except for transfer taxes in the event such securities are to be issued in a name other than that of the exchanging unitholder.
Tax Receivable Agreements
In connection with the closing of our December 2016 private placement of 16,100,000 shares of our Class A-1 common stock at $20.00 per share (the “Select 144A Offering”), the Company entered into two Tax Receivable Agreements with certain affiliates of Legacy Owner Holdco, Crestview GP, and Crestview Holdings B (the “TRA Holders”). The payment obligations under the Tax Receivable Agreements are our obligations and not obligations of SES Holdings, and we expect that the payments we will be required to make under the Tax Receivable Agreements will be substantial.
In connection with the closing of the Select 144A Offering, we entered into two Tax Receivable Agreements with the TRA Holders. On July 18, 2017, our Board approved amendments to each of the Tax Receivable Agreements, which revised the definition of “change of control” for purposes of the Tax Receivable Agreements and acknowledged that the Rockwater Merger would not result in a change of control.
The first of the Tax Receivable Agreements, which the Company entered into with Legacy Owner Holdco and Crestview GP, generally provides for the payment by the Company to such TRA Holders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Select 144A Offering as a result of, as applicable to each such TRA Holder, (i) certain increases in tax basis that occur as a result of the Company’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such TRA Holder’s SES Holdings LLC Units in connection with the Select 144A Offering or pursuant to the exercise of the Exchange Right or the Call Right and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments made under such Tax Receivable Agreement.

2024 Proxy Statement	83

The second of the Tax Receivable Agreements, which the Company entered into with certain of the existing owners of outstanding membership interests in SES Holdings prior to the Select 144A Offering and related reorganization who received shares of our Class A common stock in exchange for their SES Holdings LLC Units received in connection with the restructuring transactions completed in connection with the Select 144A Offering (the “Contributing Legacy Owners”), generally provides for the payment by the Company to such TRA Holders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Select 144A Offering as a result of, as applicable to each such TRA Holder, (i) any net operating losses available to the Company as a result of certain reorganization transactions entered into in connection with the Select 144A Offering and (ii) imputed interest deemed to be paid by the Company as a result of any payments made under such Tax Receivable Agreement. Under both Tax Receivable Agreements, the Company will retain the benefit of the remaining 15% of these cash savings.
The Tax Receivable Agreements, as amended, are filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023 filed on February 21, 2024, and the foregoing descriptions of the Tax Receivable Agreements are qualified by reference thereto. Future unitholders may become party to one or more tax receivable agreements entered into in connection with future acquisitions by SES Holdings.
Registration Rights Agreement for the Benefit of the Registration Rights Holders
On December 20, 2016, we entered into a registration rights agreement with the Contributing Legacy Owners and Legacy Owner Holdco. In connection with the execution of the merger agreement in connection with the Rockwater Merger, we entered into an amended and restated registration rights agreement with Legacy Owner Holdco, Crestview Holdings B, the SCF Group and WDC Aggregate LLC (collectively, the “Registration Rights Holders”), which, effective as of the closing of the Rockwater Merger, amends and restates the December 20, 2016 registration rights agreement. Pursuant to such agreement, among other things, (i) we will provide the rights for the Registration Rights Holders to participate in certain future underwritten public offerings of our Class A common stock, (ii) certain Registration Rights Holders will have the right to initiate an underwritten offering of our Class A common stock and (iii) the Registration Rights Holders will have certain customary “piggyback” registration rights, in each case subject to certain conditions. We will not be required to effect (x) more than five demand registrations delivered in the aggregate, (y) more than two demand registrations delivered by the Registration Rights Holders in any 12-month period or (z) a demand registration within 100 days of the pricing of a previous demand registration or a primary offering of our Class A common stock.
At any time, a party to the registration rights agreement will have the right to require us by written notice to demand registration of its registrable shares. Our obligations under this agreement include short-form, long-form and shelf registration statements, subject to certain restrictions as to number of demands, timing, and value of sales to be registered or shares to be sold in an underwritten offering.
If, at any time, we propose to register or conduct an underwritten offering of our securities (subject to certain exceptions) for our own account or for the account of any stockholder other than the parties to our registration rights agreement entered in connection with the Select 144A Offering or their permitted transferees, then we must give notice to the parties to the registration rights agreement or their permitted transferees to allow them to participate, or piggyback, in that registration statement or offering. In addition, any party to the registration rights agreement shall have the right to piggyback in any registration statement or offering effected at the request of any other party to the registration rights agreement.
The registration rights granted to the parties to the registration rights agreement may be freely assigned, including to their transferees.

84	Select Water Solutions

Historical Transactions with Related Parties
Aquacore Rental Company LLC — For the year ended December 31, 2023, we rented pumps and filter pod trailers for use in our operations at a cost of $12,636,174 and recorded sales in the amount of $6,497 to Aquacore Rental Company LLC, an entity indirectly owned by Cody Ortowski, our Executive Vice President- Business Strategy, and Cole Ortowski, an employee of the Company.
Axis Energy Services LLC — For the year ended December 31, 2023, we paid property rental fees in the amount of $864,298.76 and recorded sales in the amount of $510,943.11 to Axis Energy Services, an entity owned by John D. Schmitz, our Chairman of the Board, President and Chief Executive Officer.
B-29 Properties LLC — For the year ended December 31, 2023, we paid property rental fees in the amount of $19,702 to B-29 Properties, LLC (“B-29 Properties”). B-29 Properties is owned by B-29 Family Holdings, LLC, an entity directly owned and controlled by John D. Schmitz.
B-29 Ups and Downs, LLC — For the year ended December 31, 2023, we incurred charges totaling $762,325 for aviation services for use by our management team for business-related travel from B-29 Ups and Downs, LLC. B-29 Ups & Downs, LLC is owned by B-29 Family Holdings, LLC, an entity directly owned and controlled by John D. Schmitz.
Bell Supply Company LLC — For the year ended December 31, 2023, we purchased parts and supplies from Bell Supply Company totaling $118,411.87. Bell is owned by Endurance Lift Holdings, LLC, an entity controlled by John D. Schmitz.
Cole Ortowski, who is the brother of Cody Ortowski, the Company’s Executive Vice President, Business and Regulatory Affairs, is employed by the Company as President, Water Transfer Services. In 2023, Mr. Ortowski earned $203,692 in salary and $116,802 in bonus. He was also granted equity awards of $99,996 (or 12,820 shares) in Restricted Stock Awards which vests ratably over 3 years, $49,998 (or 6,410 shares) in Performance Share Units which vests over a 3-year performance period based on Free Cash Flow, and $49,998 (or 6,410 shares) in Performance Share Units which vests over a 3 year performance period based on relative Return on Assets. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Merit Advisors, LLC — For the year ended December 31, 2023, we incurred charges totaling $489,688.99 for appraisal services and tax consulting from Merit Appraisal & Tax Consulting, LP (“Merit”). B-29 Family Holdings, LLC, an entity controlled by John D. Schmitz, controls and partially owns Merit.
Orteq Energy Technologies — For the year ended December 31, 2023, we purchased pumps and related equipment for our operations totaling $1,774,323,96 from Orteq Energy Technologies, which is indirectly owned by Cody Ortowski and Cole Ortowski.
United Surface and Minerals LLC — For the year ended December 31, 2023, we paid property rental fees in the amount of $93,338.72 to United Surface and Minerals LLC, an entity owned by John D. Schmitz, Robert V. Delaney and Cody Ortowski.

2024 Proxy Statement	85

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of March 11, 2024 based on information filed with the SEC or obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our named executive officers and directors (including our nominees) that beneficially owns shares of our common stock; and

•
all of our current executive officers and directors as a group.

Unless otherwise indicated and subject to applicable community property rules, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Other than as specifically noted below, the mailing address for each listed beneficial owner is in care of Select Water Solutions, Inc., 1233 West Loop South, Suite 1400, Houston, Texas 77027. The percentages are based on 102,715,771 shares of Class A common stock and 16,221,101 shares of Class B common stock outstanding.
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)(2)
	Number	Percentage	Number	Percentage	Number	Percentage
5% Stockholders:
SES Legacy Holdings, LLC(3)(4)	—	—	16,221,101	100.0%	16,221,101	13.6%
Crestview Partners(5)	3,899,195	3.8%	16,221,101	100.0%	20,120,296	14.0%
BlackRock, Inc.(6)	7,880,868	7.7%	—	—	7,880,868	6.6%
Dimensional Fund Advisors LP(7)	6,031,868	5.9%	—	—	6,031,868	5.1%
The Vanguard Group(8)	5,430,909	5.3%	—	—	5,430,909	4.6%
Directors, Director Nominees and Named Executive Officers:
John D. Schmitz(9)	5,414,390	5.3%	—	—	5,414,390	4.6%
Nick L. Swyka(10)	272,140	*	—	—	272,140	*
Michael Skarke(11)	387,590	*	—	—	387,590	*
Cody J. Ortowski(12)	1,427,379	4%	—	—	1,427,379	1.2%
Christopher K. George(13)	255,699	*	—	—	255,699	*
Douglas J. Wall(14)	94,189	*	—	—	94,189	*
Richard A. Burnett(15)	98,597	*	—	—	98,597	*
Troy W. Thacker	71,616	*	—	—	71,616	*

86	Select Water Solutions

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)(2)
	Number	Percentage	Number	Percentage	Number	Percentage
Gayle L. Burleson	51,899	*	—	—	51,899	*
Luis Fernandez-Moreno	35,337	*	—	—	35,337	*
Robin H. Fielder	27,010	*	—	—	27,010	*
All Current Executive Officers, Directors and Director Nominees as a Group (13 persons)	8,269,816	8.1%	—	—	8,269,816	7.0%

*
Less than 1%.

(1)
For each stockholder, in accordance with Rule 13d-3 promulgated under the Exchange Act, this percentage is determined by assuming the named stockholder exercises all options, warrants and other instruments pursuant to which the stockholder has the right to acquire shares of our common stock within 60 days, but that no other person exercises any options, warrants or other purchase rights (except with respect to the calculation of the beneficial ownership of all directors and executive officers as a group, for which the percentage assumes that all directors and executive officers exercise any options, warrants or other purchase rights).

(2)
Represents percentage of voting power of our Class A common stock and Class B common stock voting together as a single class. Each holder of limited liability company units in SES Holdings (each, an “SES Holdings LLC Unit”) will hold one share of Class B common stock for each SES Holdings LLC Unit that it owns. Each share of Class B common stock has no economic rights, but entitles the holder thereof to one vote.

(3)
Subject to the terms of the SES Holdings LLC Agreement (as defined below), SES Legacy Holdings, LLC (“Legacy Owner Holdco”) (or its members) (and its permitted transferees, including certain members of Legacy Owner Holdco, under the SES Holdings LLC Agreement) has the right to exchange all or a portion of its SES Holdings LLC Units (together with the surrender for cancellation of a corresponding number of shares of Class B common stock) for Class A common stock at an exchange ratio of one share of Class A common stock for each SES Holdings LLC Unit exchanged. The exchange of all the outstanding SES Holdings LLC Units (together with the surrender for cancellation of all of our outstanding shares of Class B common stock) for shares of Class A common stock would result in the issuance of an additional 16,221,101 shares of Class A common stock. See “Certain Relationships and Related Party Transactions — SES Holdings LLC Agreement.” Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. The Company has the option to deliver cash in lieu of shares of Class A common stock upon the exercise by Legacy Owner Holdco (or any transferee) of its Exchange Right (as defined below). As a result, beneficial ownership of Class B common stock and SES Holdings LLC Units is not reflected as beneficial ownership of shares of our Class A common stock for which such units and stock may be exchanged. The address for SES Legacy Holdings, LLC is c/o Select Energy Services, Inc., 1233 W. Loop South, Suite 1400, Houston, Texas 77027.

(4)
The board of managers of Legacy Owner Holdco has voting and dispositive power over the shares held by it. The board of managers of Legacy Owner Holdco consists of two representatives of Crestview Partners II SES Investment, LLC (“Crestview Holdings A”), Adam J. Klein and Robert Delaney (a member of our board of directors), and John D. Schmitz (our President, Chief Executive Officer and Chairman), and is controlled by Crestview Partners II GP, L.P. (“Crestview GP”).

2024 Proxy Statement	87

(5)
Based on information obtained from a Schedule 13G/A jointly filed with the SEC on February 14, 2023 by Crestview GP, Crestview Holdings A, Crestview Partners II SES Investment B, LLC (“Crestview Holdings B”), and Crestview Advisors, L.L.C. (“Crestview Advisors” and together with Crestview GP, Crestview Holdings A and Crestview Holdings B, “Crestview Partners”), Crestview Partners has voting and dispositive power with respect to 20,120,296 shares of our Class A common stock, which is composed of 16,221,101 Class B shares and corresponding SES Holdings LLC Units held directly by Legacy Owner Holdco, 3,802,972 Class A shares held directly by Crestview Holdings B, 77,370 Class A shares held directly by Crestview Advisors, and 18,853 restricted Class A shares held directly by Mr. Delaney, in each case for which Crestview Partners may be deemed to be the beneficial owner. Mr. Delaney has assigned all rights, title and interest in the Class A shares underlying the restricted shares to Crestview Advisors. Crestview Holdings A generally has the right to acquire beneficial ownership of 16,221,101 shares of Class B common stock and corresponding SES Holdings LLC Units held by Legacy Owner Holdco at its election pursuant to the Legacy Owner Holdco limited liability company agreement, and Crestview GP has voting power over 16,221,101 Class B shares through its control of the board of managers of Legacy Owner Holdco. Crestview GP is the general partner of the investment funds which are direct or indirect members of Crestview Holdings A. Crestview GP is also the general partner of the investment funds which are members of Crestview Holdings B. Crestview Advisors provides investment advisory and management services to such funds. Decisions by Crestview GP to vote or dispose of the interests held by Crestview Holdings A and Crestview Holdings B require the approval of a majority of the seven members of its investment committee and the chairman of the investment committee. The investment committee is composed of the following individuals: Barry S. Volpert (chairman), Thomas S. Murphy, Jr., Robert V. Delaney, Jr., Brian P. Cassidy, Alexander M. Rose, Adam J. Klein and Daniel G. Kilpatrick. None of the foregoing persons has the power individually to vote or dispose of any of such interests. Each of the foregoing individuals disclaims beneficial ownership of all such interests. The address of each of the foregoing is c/o Crestview Partners, 590 Madison Avenue, 42nd Floor, New York, New York 10022.

(6)
Based on information obtained from a Schedule 13G/A filed with the SEC on January 26, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 7,681,894 shares and sole dispositive power over 7,880,868 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 1001.

(7)
Based on information obtained from a Schedule 13G filed with the SEC on February 9, 2024. According to the Schedule 13G, Dimensional Fund Advisors LP has sole voting power over 5,922,533 shares, sole dispositive power over 5,261,138 shares and shared dispositive power over 169,771 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Based on information obtained from a Schedule 13G filed with the SEC on February 13, 2024. According to the Schedule 13G, The Vanguard Group has shared voting power over 96,499 shares and sole dispositive power over 6,031,868 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(9)
Represents 2,825,444 shares of Class A common stock held directly by B-29 Holdings, LP, 399,684 shares of Class A common stock held directly by B-29 Investments, LP, 1,604,416 shares of Class A common stock held directly by Mr. Schmitz and 584,846 shares of Class A common stock that are deemed beneficially owned by Mr. Schmitz pursuant to the outstanding options that Mr. Schmitz owns. Mr. Schmitz has voting and dispositive power over shares held by B-29 Holdings, LP and B-29 Investments, LP.

(10)
Mr. Swyka’s service as the Senior Vice President and Chief Financial Officer of the Company ended effective March 4. Mr. Swyka continues to be employed by Select Water Solutions, LLC and is expected to provide assistance with respect to the transition of his duties and responsibilities through his anticipated employment end date on March 29, 2024.

(11)
Of the 387,590 shares of Class A common stock beneficially owned by Mr. Skarke, 9,549 shares are deemed beneficially owned by Mr. Skarke pursuant to the outstanding options that Mr. Skarke owns.

(12)
Of the 1,427,379 shares of Class A common stock beneficially owned by Mr. Ortowski, 1,120,437 shares of Class A common stock are held directly by Proactive Investments, LP. Mr. Ortowski has voting and dispositive power over shares held by Proactive Investments, LP.

88	Select Water Solutions

(13)
Of the 255,699 shares of Class A common stock beneficially owned by Mr. George, 2,134 shares are deemed beneficially owned by Mr. George pursuant to the outstanding options that Mr. George owns.

(14)
Of the 77,705 shares of Class A common stock beneficially owned by Mr. Wall, 5,334 shares are deemed beneficially owned by Mr. Wall pursuant to the outstanding options that Mr. Wall owns.

(15)
Of the 98,597 shares of Class A common stock beneficially owned by Mr. Burnett, 5,334 shares are deemed beneficially owned by Mr. Burnett pursuant to the outstanding options that Mr. Burnett owns.

2024 Proxy Statement	89

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
INFORMATION ABOUT THE PROXY PROCESS AND VOTING
WHAT IS A PROXY AND WHAT IS A PROXY STATEMENT?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy. This document is a proxy statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. We encourage you to read this Proxy Statement carefully.
SOLICITATION OF PROXIES
The Board is furnishing this Proxy Statement to you in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held on May 8, 2024, and at any adjournments or postponements thereof. We will pay for the cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we anticipate making such solicitation directly. The solicitation of proxies may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PAPER COPY OF THE PROXY MATERIALS?
The rules of the SEC permit us to furnish proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. All stockholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access our proxy materials over the Internet and, if desired, to request to receive a paper copy of our proxy materials by mail. Instructions on how to access our proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may elect to receive future proxy materials electronically on an ongoing basis.
WHY DIDN’T I RECEIVE A NOTICE IN THE MAIL ABOUT THE INTERNET AVAILABILITY OF THE PROXY MATERIALS?
We are providing paper copies of our proxy materials instead of a Notice of Internet Availability of Proxy Materials to our stockholders who have previously requested to receive paper copies of our proxy materials. In addition, we are providing notice of the availability of our proxy materials by e-mail to our stockholders who have previously elected to receive proxy materials electronically. Those stockholders should have received an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website.

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HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions on how to (1) view our proxy materials for the Annual Meeting over the Internet and (2) elect to receive future proxy materials electronically by e-mail. Our proxy materials also are available on our website at https://investors.selectwater.com.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
HOW MAY I OBTAIN A PAPER COPY OF THE PROXY MATERIALS?
If you receive a Notice of Internet Availability of Proxy Materials by mail, you will find instructions about how to obtain a paper copy of our proxy materials on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you will find instructions about how to obtain a paper copy of our proxy materials included in that e-mail. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials or an e-mail regarding the availability of our proxy materials will receive a paper copy of our Annual Report, Proxy Statement and proxy card by mail.
WHAT IS A RECORD DATE AND WHO IS ENTITLED TO VOTE AT THE MEETING?
A record date is the date, as of the close of business on which, stockholders of record are entitled to notice of and to vote at a meeting of stockholders. The record date for the Annual Meeting is March 11, 2024 and was established by our Board as required under the laws of Delaware, our state of incorporation. Thus, owners of record of shares of Select Water Solutions’ Class A common stock and Class B common stock (collectively, the “common stock”) as of the close of business on March 11, 2024 are entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.
HOW MANY SHARES CAN BE VOTED AND WHAT IS A QUORUM?
You are entitled to one vote for each share of Select Water Solutions’ common stock that you owned as of the close of business on March 11, 2024, the Record Date, and you may vote all of those shares. Only our common stock has voting rights. On the record date, there were 118,936,872 shares of our common stock outstanding and entitled to vote at the Annual Meeting, including 102,715,771 shares of Class A common stock and 16,221,101 shares of Class B common stock, and approximately 156 holders of record and approximately 13,945 beneficial owners holding shares in “street name.”
A quorum is the minimum number of shares that must be represented in person or by proxy for us to conduct the Annual Meeting. The attendance in person or by proxy of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, or 118,936,872 shares of our common stock based on the record date of March 11, 2024, will constitute a quorum to hold the Annual Meeting. If you grant your proxy over the Internet, by telephone or by your proxy/voting instruction card, your shares will be considered present at the Annual Meeting and counted toward the quorum.
WHAT DIFFERENT METHODS CAN I USE TO VOTE MY SHARES?
You have a choice of voting your shares:
•
Over the Internet

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By telephone

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By mail

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In person at the Annual Meeting

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares over the Internet, by telephone or by mail. Please carefully read the instructions below on how to vote your shares. Because

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the instructions vary depending on how you own your shares and the method you use to vote your shares, it is important that you follow the instructions that apply to your situation.
If you vote your shares over the Internet or by telephone,
you should not return a proxy/voting instruction card.
WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a broker, bank, broker-dealer, custodian, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account, but you must follow the “vote instruction form” that organization has provided to you to vote or attend the Annual Meeting.
HOW DO I VOTE MY SHARES IF I AM A “STOCKHOLDER OF RECORD” (SHARES REGISTERED IN MY NAME)?
Voting over the Internet.   Voting over the Internet is easy, fast, and available 24 hours a day. If you receive a Notice of Internet Availability of Proxy Materials by mail, you may submit your proxy/voting instruction over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you may submit your proxy/voting instruction over the Internet by following the instructions included in that e-mail. If you receive a proxy/voting instruction card by mail, you may submit your proxy/voting instruction over the Internet by following the instructions on the proxy/voting instruction card. You will be able to confirm that the Internet voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting by telephone.   Voting by telephone also is easy, fast, and available 24 hours a day. If you live in the United States or Canada, you may vote by telephone by calling toll-free 1-800-690-6903. If you receive a Notice of Internet Availability of Proxy Materials by mail, you must have the control number that appears on the notice when voting. If you receive notice of the availability of our proxy materials by e-mail, you must have the control number included in that e-mail when voting. If you receive a proxy/voting instruction card by mail, you must have the control number that appears on the proxy/voting instruction card when voting. You will be able to confirm that the telephone voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting by mail.   You can save us expense by voting over the Internet or by telephone. Alternatively, if you received a proxy/voting instruction card by mail, you may vote by mail by completing, signing, dating, and promptly mailing your proxy/voting instruction card in the accompanying postage-paid return envelope.
Voting in person at the meeting.   If you plan to attend the Annual Meeting, you can vote in person. To vote in person at the Annual Meeting, you will need to bring with you to present at the Annual Meeting evidence of your share ownership and a valid, government-issued photo identification, such as a driver’s license or passport.
HOW DO I VOTE MY SHARES IF I AM A “BENEFICIAL OWNER” (SHARES HELD IN “STREET NAME”)?
Voting over the Internet, by telephone or by mail.   If your shares are registered or held in the name of your broker, bank, or other nominee (“street name”), you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the method specified by your broker, bank, or other nominee.

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In addition to voting by mail, most brokerage firms and banks participate in Internet or telephone voting programs. These programs provide eligible “street name” stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose brokerage firms or banks participate in these programs.
Voting in person at the meeting.   If your shares are registered or held in the name of your broker, bank, or other nominee and you plan to attend the Annual Meeting to vote in person, you should contact your broker, bank, or other nominee to obtain a broker’s proxy, or legal proxy, and bring it with you to the Annual Meeting, together with a valid, government-issued photo identification, such as a driver’s license or passport, and your account statement or other evidence of your share ownership.
CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by submitting a later vote electronically or via phone or, if you are a stockholder of record, by attending the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request that your prior proxy be revoked by sending a written notice of revocation prior to the Annual Meeting to the attention of the Company’s Corporate Secretary at 1233 West Loop South, Suite 1400, Houston, Texas 77027.
Please note, however, that if your shares are held of record by a broker, bank, broker-dealer, custodian, or other similar organization, you must instruct your broker, bank, broker-dealer, custodian, or other similar organization that you wish to change your vote by following the procedures on the voting instruction form provided to you by such organization.
WHAT MATTERS WILL BE VOTED UPON AT THE ANNUAL MEETING, AND WHAT VOTES ARE REQUIRED TO APPROVE EACH OF THE PROPOSALS?
The required vote for each of the proposals expected to be acted upon at the Annual Meeting and the treatment of abstentions and broker non-votes under each proposal are described below:
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Proposal No. 1 —  Election of directors.   The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections.

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Proposal No. 2. — Ratification of appointment of independent registered public accounting firm.   The approval of the proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

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Proposal No. 3. — Approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.   The approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

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Proposal No. 4. — Non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation.   The vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation requires the affirmative vote of a plurality of the voting power of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have no effect on the outcome of voting on the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

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•
Proposal No. 5. — Approval of the 2024 Plan.   The approval of the 2024 Plan requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

WHAT HAPPENS IF I DO NOT INDICATE HOW TO VOTE MY PROXY?
If you sign your proxy card without providing further instructions, your shares will be voted in accordance with our Board’s recommendations, as described under “HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?” below.
For any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named as proxies in your proxy card will vote upon them in accordance with their best judgment.
HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS TO MY BROKER?
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. If you do not provide voting instructions, and the broker elects to vote your shares on some but not all matters, it will result in a ‘broker non-vote’ for the matters on which the broker does not vote. Broker non-votes will be considered as present for quorum purposes. Abstentions occur when you provide voting instructions but instruct your broker to abstain from voting on a particular matter.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/voting instruction card, you own shares of Select Water Solutions’ common stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Broadridge Corporate Issuer Solutions, Inc., which may be reached by telephone at 1-720-378-5591, by e-mail at shareholder@broadridge.com or over the Internet at https://www.shareholder.broadridge.com.
HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not provide any voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
•
Proposal 1 — “FOR” the election of the seven director nominees named in this Proxy Statement to hold office until our 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

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Proposal 2 — “FOR” the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

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Proposal 3 — “FOR” the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers;

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Proposal 4 — “1 YEAR” for the non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation; and

•
Proposal 5 — “FOR” the approval the 2024 Plan.

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If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. At the date of this Proxy Statement, the Board knows of no matters, other than those stated immediately above, to be presented for consideration at the Annual Meeting.
WHAT IS THE PROXY CARD?
The proxy card enables you to appoint John D. Schmitz, the Company’s Chairman of the Board, President and Chief Executive Officer, and Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, each as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Schmitz and Ms. Ibrahim to vote your shares during the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card or vote via telephone or online before the Annual Meeting date to ensure your vote is counted in case your plans change. If a proposal comes up for vote during the Annual Meeting that is not on the proxy card, the representatives you have appointed as proxies will vote your shares, under your proxy, according to their best judgment.
The proxy card accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting.
IS MY VOTE KEPT CONFIDENTIAL?
To the extent possible, proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
WHO WILL TABULATE AND OVERSEE THE VOTE?
Representatives of Broadridge Corporate Issuer Solutions, Inc. will tabulate and oversee the vote.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We intend to announce the preliminary voting results at the Annual Meeting and to disclose detailed, final voting results in a Current Report on Form 8-K, which we will file with the SEC and make available on the Investors section of our website at https://investors.selectwater.com/sec-filings within four business days of the Annual Meeting (or, if final results are not available at that time, within four business days of the date on which final results become available).
WHO CAN HELP ANSWER MY QUESTIONS?
Stockholders who have questions about the proposals described in this Proxy Statement, how to execute your vote, or need assistance in completing or submitting their proxy cards should contact Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 713-235-9500 or by sending a letter to Ms. Ibrahim at the offices of the Company at 1233 West Loop South, Suite 1400, Houston, Texas 77027.
ANNUAL MEETING INFORMATION
DATE, TIME, PLACE AND PURPOSE OF THE ANNUAL MEETING
The Annual Meeting will be held on Wednesday, May 8, 2024, at 1:00 p.m. Central Standard Time, at 1233 West Loop South, Suite 600, Houston, Texas 77027. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:
•
Proposal 1 — the election of the seven director nominees named in this Proxy Statement to hold office until our 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

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•
Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•
Proposal 3 — a non-binding, advisory vote to approve Named Executive Officer compensation;

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Proposal 4 — a non-binding, advisory vote on the frequency of future non-binding, advisory votes to approve Named Executive Officer compensation; and

•
Proposal 5 — the approval of the 2024 Plan.

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You may change or revoke your proxy until it is voted. To ensure your vote is counted, we encourage you to vote your shares (either by mail, telephone or online) prior to the Annual Meeting.
It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as such number will be required in order for stockholders to gain access to any meeting held partially or solely by means of remote communication.
ATTENDANCE AT THE ANNUAL MEETING
•
You will need proof of ownership and valid government-issued picture identification to enter the Annual Meeting.

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If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Select Water Solutions common stock, as of March 11, 2024, to be admitted to the Annual Meeting.

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Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

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The use of cameras, sound recording equipment, communication devices or other similar equipment is prohibited.

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Packages, boxes, handbags, briefcases, and other items are subject to inspection at the Annual Meeting.

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If you have any questions about attending the Annual Meeting, you may contact Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 713-235-9500 or by sending a letter to Ms. Ibrahim at the offices of the Company at 1233 West Loop South, Suite 1400, Houston, Texas 77027.

MISCELLANEOUS MATTERS
Annual Report on Form 10-K — Our Annual Report on Form 10-K for our fiscal year ended December 31, 2023 has been filed with the SEC and is available on the Investors section of our website at https://investors.selectwater.com/sec-filings or on the SEC’s website at https://www.sec.gov/. We will gladly furnish to any stockholder, without charge, a copy of our most recent Annual Report on Form 10-K (including the financial statements and schedules thereto) upon written request from the stockholder addressed to: ir@selectwater.com or by writing to our Investor Relations Department at Select Water Solutions, Inc., 1233 West Loop South, Suite 1400, Houston, Texas 77027.
Stockholder List — A list of our stockholders of record as of the record date of March 11, 2024 will be available for examination for any purpose germane to the Annual Meeting of Stockholders during normal business hours at Select Water Solutions, Inc., 1233 West Loop South, Suite 1400, Houston, Texas 77027, at least 10 calendar days prior to the Annual Meeting of Stockholders.

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Principal Offices — Our principal executive offices are located at 1233 West Loop South, Suite 1400, Houston, Texas 77027. Our telephone number is 713-235-9500.
OTHER MATTERS
Other Business
Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will vote upon them in accordance with their best judgment.
Submission of Stockholder Proposals and Nominations for the 2025 Annual Meeting
For any proposal to be considered for inclusion in our Proxy Statement and proxy card for submission to the stockholders at our 2025 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 1233 West Loop South, Suite 1400, Houston, Texas 77027, no later than the close of business on November 27, 2024.
In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose other business to be considered by stockholders at a meeting (which includes the information required under Rule 14a-19 of the Exchange Act). Notice of a nomination or proposal must be delivered to us no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Accordingly, for our 2025 Annual Meeting of Stockholders, assuming the Annual Meeting is held on or about May 8, 2024, and if we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than the close of business on February 7, 2025, and no earlier than the close of business on January 8, 2025. Nominations and proposals also must satisfy other requirements set forth in our Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.
Stockholder Recommendations for Directors
Stockholders wishing to submit recommendations for director candidates for consideration by the NG&S Committee must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:
•
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

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the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.

To be considered by the NG&S Committee for the 2025 Annual Meeting of Stockholders, a director candidate recommendation must be received by the Secretary of the Company by November 27, 2024.

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Householding Information
Unless we have received contrary instructions, we may send a single copy of the Annual Report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. We will deliver promptly upon written or oral request of a stockholder a separate copy of the Annual report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to stockholder at a shared address to which a single copy of the documents was delivered. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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If the shares are registered in the name of the stockholder, the stockholder should contact Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at 1233 West Loop South, Suite 1400, Houston, Texas 77027, or via telephone at 713-235-9500, to inform us of his or her request; or

•
If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.

Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. The annual and quarterly reports and other reports and information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or verbal request, a copy of the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at https://investors.selectenergy.com.
Any requests for copies of information, reports or other filings with the SEC should be directed to Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 1233 West Loop South, Suite 1400, Houston, Texas 77027.
By Order of the Board of Directors,
Christina M. Ibrahim
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary
Houston, Texas — March 27, 2024

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ANNEX A
SELECT WATER SOLUTIONS, INC.
2024 EQUITY INCENTIVE PLAN
1.   Purpose.   The purpose of the Select Water Solutions, Inc. 2024 Equity Incentive Plan (the “Plan”) is to provide a means through which (a) Select Water Solutions, Inc., a Delaware corporation (the “Company”), and its Affiliates may attract, retain and motivate qualified persons to serve as employees, directors and consultants, thereby enhancing the profitable growth of the Company and its Affiliates and (b) persons upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain Stock ownership or other awards tied to the performance of the Company, thereby strengthening their concern for the Company and its Affiliates. Accordingly, the Plan provides for granting Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, Performance Awards, or any combination of the foregoing, as determined by the Committee in its sole discretion.
2.   Definitions.   For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization that, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.
(b)   “ASC Topic 718” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, as amended, or any successor accounting standard.
(c)   “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock-Based Award, Cash Award, Substitute Award or Performance Award, together with any other right or interest granted under the Plan.
(d)   “Award Agreement” means a written or electronic agreement (including any employment, severance or change in control agreement) or other instrument or document evidencing an Award, which agreement, instrument or document may, but need not be, executed or acknowledged by a Participant.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cash Award” means an Award denominated in cash granted under Section 6(i).
(g)   “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events after the Effective Date:
(i)   Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person(s)) “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of Stock or other voting securities possessing more than 50% of the total voting power of the outstanding securities issued by the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition of the voting securities of the Company by the Company or any of its Affiliates; or (B) any acquisition of voting securities of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates;

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(ii)   A majority of the members of the Board are replaced by directors whose appointment or election is not endorsed by at least a majority of the members of the Board prior to the date of such appointment or election;
(iii)   Any consolidation, merger or similar transaction to which the Company is a party, if following such consolidation, merger or similar transaction, the stockholders of the Company immediately prior to such consolidation, merger or similar transaction shall not possess beneficial ownership of Stock or other securities representing at least 50% of the combined voting power of the outstanding securities issued by the surviving or continuing corporation;
(iv)   Any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions) of all, or substantially all, of the assets of the Company, other than to the Company or any of its Affiliates; or
(v)   The liquidation, dissolution or winding up of the Company.
(h)   “Change in Control Price” means the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share fair market value of the Stock immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control or other event takes place, or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 2(h), the value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 2(h) or in Section 8(e) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(j)   “Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members.
(k)   “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
(l)   “Effective Date” means May 8, 2024.
(m)   “Eligible Person” means any individual who, as of the date of grant of an Award (other than a Substitute Award), is an officer or employee of the Company or of any of its Affiliates, and any other person who provides services to the Company or any of its Affiliates, including directors of the Company; provided, however, that any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Stock. An employee on leave of absence may be an Eligible Person.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.

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(o)   “Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded on or preceding the specified date; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the Nonqualified Deferred Compensation Rules. Notwithstanding this definition of Fair Market Value, with respect to one or more Award types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with the Nonqualified Deferred Compensation Rules and all other applicable laws and regulations.
(p)   “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(q)   “Nonqualified Deferred Compensation Rules” means the limitations or requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(r)   “Nonstatutory Option” means an Option that is not an ISO.
(s)   “Option” means an option granted to an Eligible Person under Section 6(b) to purchase Stock that may either be an ISO or a Nonstatutory Option.
(t)   “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 6(h).
(u)   “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
(v)   “Performance Award” means an award granted to an Eligible Person under Section 6(k), the grant, vesting, exercisability and/or settlement of which (and/or the timing or amount thereof) is subject to the achievement of one or more performance goals specified by the Committee.
(w)   “Predecessor Plans” means (i) the Select Energy Services, Inc. 2016 Equity Incentive Plan, (ii) the Nuverra Environmental Solutions, Inc. 2017 Long Term Incentive Plan and (iii) the Nuverra Environmental Solutions, Inc. 2018 Restricted Stock Plan for Directors.
(x)   “Qualified Member” means a member of the Board who is (i) a “non-employee director” within the meaning of Rule 16b-3, and (ii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.
(y)   “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that is subject to certain restrictions and to a risk of forfeiture.
(z)   “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).
(aa)   “Rule 16b-3” means Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act.
(bb)   “SAR” means a stock appreciation right granted to an Eligible Person under Section 6(c)
(cc)   “SEC” means the Securities and Exchange Commission.

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(dd)   “Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.
(ee)   “Stock” means the Company’s Class A Common Stock, par value $0.01 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.
(ff)   “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).
(gg)   “Substitute Award” means an Award granted under Section 6(j).
3.   Administration.
(a)   Authority of the Committee.   The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to: (i) designate Eligible Persons as Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of shares of Stock or amount of cash to be covered by Awards; (iv) determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled, exercised, cancelled or forfeited (including, conditions based on continued employment or the achievement of one or more performance goals); (v) modify, waive or adjust any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award; (vi) determine the treatment of an Award upon a termination of employment or service relationship; (vii) impose a holding period with respect to an Award or the shares of Stock received in connection with an Award; (viii) interpret and administer the Plan and any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Affiliates, stockholders, Participants, beneficiaries, and permitted transferees under Section 7(a) or other persons claiming rights from or through a Participant.
(b)   Exercise of Committee Authority.   At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board may be taken by (A) the full Board, (B) a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (C) the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Notwithstanding the foregoing, the fact that a Committee member shall fail to qualify as an Qualified Member shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.
(c)   Delegation of Authority.   The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any employee of the Company, including the power to perform administrative functions and grant Awards; provided, however, that such delegation does not (i) violate applicable law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company.

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Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also appoint agents to assist it in administering the Plan that are not executive officers of the Company or members of the Board; provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.
(d)   Limitation of Liability.   The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Affiliates, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or any of its Affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.
(e)   Participants in Non-U.S. Jurisdictions.   Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Company’s Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.   Stock Subject to Plan.
(a)   Number of Shares Available for Delivery.   Subject to adjustment in a manner consistent with Section 8, the total number of shares of Stock reserved and available for delivery with respect to Awards is equal to (i) 8,600,000 shares of Stock, less (ii) the number of shares of Stock covered by any awards granted under a Predecessor Plan following March 22, 2024, plus (iii) the number of shares of Stock subject to any award outstanding under a Predecessor Plan as of March 22, 2024 that after March 22, 2024 are not issued because such award is cancelled, forfeited, exchanged, settled in cash or otherwise terminated without issuance of such shares of Stock (the “Share Pool”), and 8,600,000 shall be available for the issuance of shares upon the exercise of ISOs.
(b)   Substitute Awards and Assumed Plans.   Notwithstanding any provision herein, subject to the listing rules of the stock exchange, if any, on which the Stock is listed, shares of Stock delivered with respect to Substitute Awards granted in assumption of, or in substitution for, awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate shall not reduce the number of shares of Stock in the Share Pool; provided, however, that such Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as ISOs shall count against the limitation with respect to shares that may be issued upon the

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exercise of ISOs provided in Section 4(a). Subject to the listing rules of the stock exchange, if any, on which the Stock is listed, a number of shares under a pre-existing shareholder-approved plan of an entity directly or indirectly acquired by the Company or any Affiliate as a result of a merger, consolidation or acquisition equal to the shares remaining available for delivery under such pre-existing shareholder-approved plan as of the date of the consummation of such transaction (as appropriately adjusted to reflect such transaction) may, if and to the extent permitted by the Board, be delivered with respect to Awards under the Plan and such shares shall not reduce the number of shares of Stock in the Share Pool; provided, however, that such Awards shall not be made after the date awards or grants could have otherwise been made under the terms of such pre-existing shareholder-approved plan, absent the transaction.
(c)   Availability of Shares Not Delivered Under Awards.   If all or any portion of an Award expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, the shares of Stock subject to such Award shall, to the extent of any such cancellation, become available for issuance under the Plan; provided, however, that shares of Stock subject to Awards of Options or SARs that are withheld or surrendered to the Company in payment of any exercise or purchase price or taxes shall not become available for issuance under the Plan. If an Award may be settled only in cash, such Award need not be counted against any share limit under this Section 4.
(d)   Stock Offered.   The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.
5.   Eligibility; Director Compensation Limitation.
(a)   Awards may be granted under the Plan only to Eligible Persons.
(b)   The aggregate dollar value of all equity-based compensation (based on the grant date fair value for purposes of ASC Topic 718) and cash compensation granted under the Plan or otherwise to any non-employee director with respect to such non-employee director’s service on the Board shall not exceed $750,000 during any calendar year.
6.   Specific Terms of Awards.
(a)   General.   Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.
(b)   Options.   The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Options, to Eligible Persons on the following terms and conditions:
(i)   Exercise Price.   Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”) established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, 110% of the Fair Market Value per share of the Stock on the date of grant). Notwithstanding the foregoing, the Exercise Price of a Nonstatutory Option may be less than 100% of the Fair Market Value per share of Stock as of the date of grant of the Option if the Option (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.

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(ii)   Time and Method of Exercise; Other Terms.   The Committee shall determine the methods by which the Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement,” a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Affiliate, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d), and any other terms and conditions of any Option. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued based on the Stock’s Fair Market Value as of the date of exercise. No Option may be exercisable for a period of more than ten years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five years following the date of grant of the ISO).
(iii)   ISOs.   The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or any subsidiary corporation of the Company. Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Nonstatutory Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISO is granted. If a Participant shall make any disposition of shares of Stock issued pursuant to an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within 20 days thereof.
(c)   SARs.   The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i)   Right to Payment.   An SAR is a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.
(ii)   Grant Price.   Each Award Agreement evidencing an SAR shall state the grant price per share of Stock established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR. Notwithstanding the foregoing, the grant price of an SAR may be less than 100% of the Fair Market Value per share of Stock subject to an SAR as of the date of grant of the SAR if the SAR (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.

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(iii)   Method of Exercise and Settlement; Other Terms.   The Committee shall determine the form of consideration payable upon settlement, the method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or granted in tandem with other Awards. No SAR may be exercisable for a period of more than ten years following the date of grant of the SAR.
(iv)   Rights Related to Options.   An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.
(d)   Restricted Stock.   The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
(i)   Restrictions.   Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Except as provided in Section 7(a)(iii). and Section 7(a)(iv)., during the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.
(ii)   Dividends and Splits.   The Committee may determine that cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or accrued in a bookkeeping account without interest. However, cash dividends and Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, Stock or other property has been distributed.
(e)   Restricted Stock Units.   The Committee is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:
(i)   Restrictions.   Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose.
(ii)   Settlement.   Settlement of vested Restricted Stock Units shall occur upon vesting or upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be settled by delivery of (A) a number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
(f)   Stock Awards.   The Committee is authorized to grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation any such Eligible Person is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.
(g)   Dividend Equivalents.   The Committee is authorized to grant Dividend Equivalents to Eligible Persons, entitling any such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another

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Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents be deemed to be reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.
(h)   Other Stock-Based Awards.   The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified Affiliates of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other Stock-Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee shall determine. Any dividends or other distributions with respect to Stock underlying any Other Stock-Based Award shall be subject to any restrictions or risk of forfeiture to the same extent as the Other Stock-Based Award to which such dividends or distributions relate.
(i)   Cash Awards.   The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.
(j)   Substitute Awards; No Repricing.   Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or an Affiliate or any other right of a person to receive payment from the Company or an Affiliate. Awards may also be granted under the Plan in substitution for awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate. Such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an Exercise Price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the Exercise Price or grant price of an outstanding Option or SAR, (ii) grant a new Option, SAR or other Award in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price thereof, (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price per share of Stock under such Option or SAR exceeds the Fair Market Value of a share of Stock or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which the Stock is listed (if any).
(k)   Performance Awards.   The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this Section 6 as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award. Performance goals may differ among Performance Awards granted to any one Participant or to different Participants. The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.

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7.   Certain Provisions Applicable to Awards.
(a)   Limit on Transfer of Awards.
(i)   Except as provided in Sections 7(a)(iii) and (iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 7(a), an ISO shall not be transferable other than by will or the laws of descent and distribution.
(ii)   Except as provided in Sections 7(a)(i), (iii) and (iv), no Award, other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.
(iii)   To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.
(iv)   An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.
(b)   Form and Timing of Payment Under Awards; Deferrals.   Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Affiliates upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.
(c)   Evidencing Stock.   The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange, if any, on which the Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. Further, if certificates representing Restricted Stock are registered in the name of the Participant, the Company may retain physical possession of the certificates and may require that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.
(d)   Consideration for Grants.   Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.
(e)   Additional Agreements.   Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

A-10	Select Water Solutions

8.   Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.
(a)   Existence of Plans and Awards.   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(b)   Additional Issuances.   Except as expressly provided herein, the issuance by the Company of shares of stock of any class, including upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.
(c)   Subdivision or Consolidation of Shares.   The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:
(i)   If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then-outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions; provided, however, that in the case of an extraordinary cash dividend that is not an Adjustment Event (as defined below), the adjustment to the number of shares of Stock and the Exercise Price or grant price, as applicable, with respect to an outstanding Option or SAR may be made in such other manner as the Committee may determine that is permitted pursuant to applicable tax and other laws, rules and regulations.
(ii)   If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then-outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(d)   Recapitalization.   In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required (each such an event, an “Adjustment Event”), then the Committee shall equitably adjust (i) the aggregate number or kind of shares that thereafter may be delivered under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the terms and conditions of Awards, including

2024 Proxy Statement	A-11

the purchase price or Exercise Price of Awards and performance goals, as applicable, and (iv) the applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) to equitably reflect such Adjustment Event (“Equitable Adjustments”). In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would not be considered an Adjustment Event, and is not otherwise addressed in this Section 8, the Committee shall have complete discretion to make Equitable Adjustments in such manner as it deems appropriate with respect to such other event.
(e)   Change in Control and Other Events.   Except to the extent otherwise provided in any applicable Award Agreement, vesting of any Award shall not occur solely upon the occurrence of a Change in Control and, in the event of a Change in Control or other changes in the Company or the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the date of the grant of any Award, the Committee, acting in its sole discretion without the consent or approval of any holder, may exercise any power enumerated in Section 3 and may also effect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards held by any individual holder:
(i)   accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate;
(ii)   provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and the Company shall pay to each holder an amount of cash or other consideration per Award (other than a Dividend Equivalent or Cash Award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the Exercise Price with respect to an Option and less the grant price with respect to a SAR, as applicable to such Awards; provided, however, that to the extent the Exercise Price of an Option or the grant price of an SAR exceeds the Change in Control Price, such Award may be cancelled for no consideration;
(iii)   cancel Awards that remain subject to a restricted period as of the date of a Change in Control or other such event without payment of any consideration to the Participant for such Awards; or
(iv)   make such adjustments to Awards then-outstanding as the Committee deems appropriate to reflect such Change in Control or other such event (including the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof);
provided, however, that so long as the event is not an Adjustment Event, the Committee may determine in its sole discretion that no adjustment is necessary to Awards then-outstanding. If an Adjustment Event occurs, this Section 8(e) shall only apply to the extent it is not in conflict with Section 8(d).
9.   General Provisions.
(a)   Tax Withholding.   The Company and any of its Affiliates are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Affiliates and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares

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of Stock through net settlement or previously owned shares shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax obligations are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.
(b)   Limitation on Rights Conferred Under Plan.   Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Affiliates, (ii) interfering in any way with the right of the Company or any of its Affiliates to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
(c)   Governing Law; Submission to Jurisdiction.   All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock. With respect to any claim or dispute related to or arising under the Plan, the Company and each Participant who accepts an Award hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in the State of Delaware.
(d)   Severability and Reformation.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to ISOs), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 or Section 422 of the Code is applicable. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided further that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.
(e)   Unfunded Status of Awards; No Trust or Fund Created.   The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.
(f)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the

2024 Proxy Statement	A-13

power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any of its Affiliates from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any of its Affiliates as a result of any such action.
(g)   Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated with or without consideration.
(h)   Beneficiary Designation.   Participants may designate beneficiaries with respect to Awards under the Plan in accordance with the procedures determined by the Committee. In the absence of a beneficiary designation, a Participant’s estate will be the deemed beneficiary.
(i)   Interpretation.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and, where appropriate, the plural shall include the singular and the singular shall include the plural. In the event of any conflict between the terms and conditions of an Award Agreement and the Plan, the provisions of the Plan shall control. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.
(j)   Facility of Payment.   Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
(k)   Conditions to Delivery of Stock.   Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant, exercise or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the SEC or any stock exchange, if any, on which the Stock is listed. At the time of any exercise of an Option or SAR, or at the time of any grant of any other Award, the Company may, as a condition precedent to the exercise of such Option or SAR or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered

A-14	Select Water Solutions

pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.
(l)   Section 409A of the Code.   It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.
(m)   Clawback.   The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including the Select Water Solutions, Inc. Clawback Policy, that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy. No recovery of compensation under any such policy will be an event giving rise to a right to resign for “good reason” or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any Participant and the Company.
(n)   Status under ERISA.   The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(o)   Plan Effective Date and Term.   The Plan was adopted by the Board to be effective on the Effective Date. No Awards may be granted under the Plan on and after March 25, 2034. However, any Award granted prior to such termination (or any earlier termination pursuant to Section 10), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such Award.
10.   Amendments to the Plan and Awards.   The Committee may amend, alter, suspend, discontinue or terminate any Award or Award Agreement, the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Committee action if such stockholder approval is required by any federal or state law or regulation or the rules of listing rules of the stock exchange, if any, on which the Stock is listed, and the Committee may otherwise, in its discretion, determine to submit other changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. For purposes of clarity,

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any adjustments made to Awards pursuant to Section 8 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.
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A-16	Select Water Solutions

SELECT WATER SOLUTIONS, INC. 1233 WEST LOOP SOUTH SUITE 1400 HOUSTON, TX 77027 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 7, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V30623-P05442 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SELECT WATER SOLUTIONS, INC. The Board of Directors recommends you vote FOR the following: To elect seven director nominees to the Board of Directors of Select Water Solutions, Inc.: Nominees: For 1a. Gayle L. Burleson ! 1b. Richard A. Burnett ! 1c. Luis Fernandez-Moreno ! Withhold ! The Board of Directors recommends you vote FOR the following proposals: ! 2. To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2024. For Against Abstain ! ! ! 1d. Robin H. Fielder ! 1e. John D. Schmitz ! 1f. Troy W. Thacker ! 1g. Douglas J. Wall ! Yes No Please indicate if you plan to attend this meeting. ! ! ! 3. To conduct a non-binding, advisory vote to ! ! ! approve Named Executive Officer compensation. ! The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain 1 Year on the following proposal: ! 4. To conduct a non-binding, advisory vote ! ! ! ! on the frequency of future non-binding, ! advisory votes to approve Named Executive Officer compensation. The Board of Directors recommends you vote FOR the For Against Abstain following proposal: 5. To approve the Select Water Solutions, Inc. 2024 ! ! ! Equity Incentive Plan. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V30624-P05442 SELECT WATER SOLUTIONS, INC. Annual Meeting of Stockholders May 8, 2024 1:00 P.M. LST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) John D. Schmitz and Christina M. Ibrahim, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and in their discretion upon such other matters as may be properly presented, all of the shares of common stock of SELECT WATER SOLUTIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, local time on May 8, 2024 at 1233 West Loop South, Suite 600, Houston, Texas 77027, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the direction of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors. Continued and to be signed on reverse side